                                                                    Exhibit 10.5


                              FINANCING AGREEMENT

                         Dated as of February 13, 1996

                                 by and among

                               HAPPY KIDS, LTD.,

                             CERTAIN AFFILIATES OF
                               HAPPY KIDS, LTD.,

                   THE LENDERS LISTED IN SCHEDULE A HERETO,

                                      and

                   THE CIT GROUP/COMMERCIAL SERVICES, INC.,

                                   as Agent

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

                                   ARTICLE I

                          DEFINITIONS; CERTAIN TERMS
SECTION 1.01. Definitions................................................   1
SECTION 1.02. Accounting and Other Terms.................................  16
SECTION 1.03. Time References............................................  17

                                  ARTICLE II

                                   THE LOANS

SECTION 2.01. Credit Exposure............................................  17
SECTION 2.02. Loans......................................................  17
SECTION 2.03. Making the Loans...........................................  17
SECTION 2.04. Notes; Repayment of Loans..................................  18
SECTION 2.05. Funding and Settlement Procedures..........................  18
SECTION 2.06. Interest...................................................  20
  (a) Loan...............................................................  20
  (b) Default Interest...................................................  20
  (c) Interest Payment...................................................  20
  (d) General............................................................  20
SECTION 2.07. Prepayment of Loans........................................  20

                                  ARTICLE III

                               LETTERS OF CREDIT

SECTION 3.01. General....................................................  21
SECTION 3.02. Participations.............................................  24
SECTION 3.03. Letters of Credit..........................................  25

                                  ARTICLE IV

                     FEES, PAYMENTS AND OTHER COMPENSATION

SECTION 4.01. Fees.......................................................  27
SECTION 4.02. Payments; Computations and Statements......................  27
SECTION 4.03. Sharing of Payments, Etc...................................  28
SECTION 4.04. Apportionment of Payments..................................  29
SECTION 4.05. Increased Costs and Reduced Return.........................  29

                                   ARTICLE V

      CONDITIONS OF EFFECTIVENESS, LETTER OF CREDIT ISSUANCE AND LENDING

SECTION 5.01. Conditions Precedent to Effectiveness.......................  31
SECTION 5.02. Conditions Precedent to Loans and Letters of Credit.........  36

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

SECTION 6.01. Representations and Warranties of the Borrower..............  37

                                  ARTICLE VII

                           COVENANTS OF THE BORROWER

SECTION 7.01. Affirmative Covenants.......................................  42
SECTION 7.02. Negative Covenants..........................................  51


                                 ARTICLE VIII

         MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND
                               OTHER COLLATERAL

SECTION 8.01. Management of Collateral....................................  56
SECTION 8.02. Accounts Receivable Documentation...........................  58
SECTION 8.03. Status of Accounts Receivable and Other Collateral..........  58
SECTION 8.04. Collateral Custodian........................................  60

                                  ARTICLE IX

                           THE AGENT AND L/C ISSUER

SECTION 9.01. Authorization and Action....................................  60
SECTiON 9.02. Borrower's Default..........................................  61
SECTION 9.03. Agent's Reliance, Etc.......................................  61
SECTION 9.04. CIT.........................................................  62
SECTION 9.05. Lender Credit Decision......................................  62
SECTION 9.06. Indemnification.............................................  63
SECTION 9.07. Successor Agent.............................................  63
SECTION 9.08. Collateral Matters..........................................  64

                                   ARTICLE X

                               EVENTS OF DEFAULT

SECTION 10.01. Events of Default..........................................  64
SECTION 10.02. Deposit for Letters of Credit..............................  67

                                  ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.01. Termination................................................  68
SECTION 11.02. Notices, Etc...............................................  69
SECTION 11.03. Amendments, Etc............................................  70
SECTION 11.04. No Waiver; Remedies, Etc...................................  70
SECTION 11.05. Fees, Costs, Expenses and Taxes............................  71
SECTION 11.06. Happy Kids as Agent for Borrowers..........................  72
SECTION 11.07. Right of Set-off...........................................  72
SECTION 11.08. Severability...............................................  73
SECTION 11.09. Assignments and Participations.............................  73
SECTION 11.10. Counterparts...............................................  75
SECTION 11.11. Headings...................................................  75
SECTION 11.12. Governing Law; Service of Process..........................  75
SECTION 11.13. Waiver of Jury Trial, Etc..................................  76
SECTiON 11.14. Consent by the Agent.......................................  76
SECTION 11.15. No Party Deemed Drafter....................................  76
SECTION 11.16. Reinstatement; Certain Payments............................  76
SECTION 11.17. Indemnification............................................  77
SECTION 11.18. Binding Effect.............................................  77

                                  ARTICLE XII

                                    GUARANTY

SECTION 12.01. Guaranty...................................................  78
SECTION 12.02. Obligations Unconditional..................................  78
SECTION 12.03. Waivers....................................................  79
SECTION 12.04. Subrogation................................................  79
SECTION 12.05. No Waiver; Remedies........................................  79
SECTION 12.06. Stay of Acceleration.......................................  79

EXHIBIT A                  Form of Note
EXHIBIT B                  Form of Guaranty
EXHIBIT C                  Form of Security Agreement
EXHIBIT D                  Form of Cash Collateral Agreement
EXHIBIT E                  Form of Letter of Credit Application
EXHIBIT F                  Form of New York Counsel Opinion
EXHIBIT G                  Form of Local Counsel Opinion
EXHIBIT H                  Form of Assignment and Acceptance
EXHIBIT I                  Form of Notice of Borrowing
EXHIBIT J                  Form of Subordination Agreement

SCHEDULE A                 Lenders and Lenders' Credit Exposure
SCHEDULE B                 Guarantors

SCHEDULE 3.03(c)           Existing Letters of Credit
SCHEDULE 6.01(e)           Inventory Locations
SCHEDULE 6.01(f)           Subsidiaries
SCHEDULE 6.01(g)           Litigation
SCHEDULE 6.01(s)           Operating Lease Obligations
SCHEDULE 6.01(t)           Environmental
SCHEDULE 6.0l(y)           Tradenames
SCHEDULE 6.01(aa)          Material Contracts
SCHEDULE 7.02(a)(ii)       Liens
SCHEDULE 7.02(b)(ii)       Indebtedness
SCHEDULE 7.02(c)(ii)       Guaranties
SCHEDULE 7.02(f)(ii)       Investments
SCHEDULE 7.02(g)           Capitalized Lease Obligations

                              FINANCING AGREEMENT


          FINANCING AGREEMENT, dated as of February 13,1996 by and among Happy Kids, Ltd., a New York corporation ("Happy Kids"), O'Boy Inc. a New York corporation ("O'Boy"), Talk of the Town Apparel Corp., a New York corporation ("TOT Apparel") and O.P. Kids, L.L.C., a New Jersey limited liability company ("OP, LLC" and together with Happy Kids, O'Boy and TOT Apparel, each a "Borrower" and collectively the "Borrowers"), the guarantors listed on Schedule B hereto (each a "Guarantor" and collectively, the "Guarantors"), the lenders listed on Schedule A hereto (each a "Lender" and collectively, the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").


                                   RECITALS
                                   --------

          The Borrowers and the Guarantors have asked the Lenders to extend credit to the Borrowers, from the date hereof through the Final Maturity Date (as hereinafter defined) in the form of discretionary revolving credit loans to the Borrowers at any time and from time to time prior to the Final Maturity Date in an aggregate principal amount not in excess of $36,000,000 at any time outstanding, reducing to an aggregate principal amount not in excess of $32,000,000 at any time outstanding on and after May 31, 1996. This revolving credit facility may include a $18,000,000 letter of credit subfacility. The proceeds of the discretionary revolving credit loans shall be used to refinance existing indebtedness of the Borrowers to The Chase Manhattan Bank, N.A. ("Chase"), Chemical Bank ("Chemical") and Israel Discount Bank of New York ("IDB" and together with Chase and Chemical, each an "Existing Lender" and collectively the "Existing Lenders") and for general working capital purposes. The letters of credit will be used to finance the purchase of finished goods inventory in the normal course of the Borrowers' business. The Lenders are severally, and not jointly, willing to consider extending such credit to the Borrowers on a discretionary basis and subject to the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:


                                   ARTICLE I

                          DEFINITIONS; CERTAIN TERMS

          SECTION 1.01.  Definitions. As used in this Agreement, the following
                         -----------
terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

          "Account Debtor" means each debtor, customer or obligor in any way
           --------------
obligated on or in connection with any Account Receivable.

          "Account Receivable" means any and all rights of a Borrower to payment
           ------------------
for goods sold, including accounts, contract rights, general intangibles and any such right evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

          "Action" has the meaning specified therefor in Section 11.14 hereof.
           ------

          "Administrative Borrower" has the meaning specified therefor in
           -----------------------
Section 11.06 hereof.

          "Agreement" means this Financing Agreement, including all amendments,
           ---------
modifications and supplements and any exhibit or schedule to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

          "Affiliate" means, as to any Person, (i) any other Person that
           ---------
directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, or (ii) any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which is under common control within the meaning of
Section 414 of the IRC and the rules and regulations promulgated thereunder from time to time. Notwithstanding anything to the contrary, for purposes of this Agreement and the other Loan Documents, the term "Affiliate" shall also include any Family Member of an Individual Guarantor and any Person controlled by a Family Member of an Individual Guarantor.

          "Agent" has the meaning specified therefor in the preamble hereto.
           -----

          "Agent Advances" has the meaning specified therefor in Section 9.08(a)
           --------------
hereof.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by an assigning Lender and an assignee and accepted by the Agent, in accordance with Section 11.09 hereof and substantially in the form of Exhibit H hereto.

          "Borrower" and "Borrowers" has the meaning specified therefor in the
           --------       ---------
preamble hereto.

          "Borrowing Base" means, as of any date, the sum of (i) up to 85% of
           --------------
the value of the Borrowers' Net Amount of Eligible Accounts Receivable, (ii) up to 50% of the value of the Borrowers' Eligible Inventory, (iii) up to 50% of the Borrowers' L/C Inventory, provided that the Inventory with respect thereto is not otherwise included in the Borrowing Base, and (iv) the Overadvance Amount. The value of all Inventory shall be determined at the lower of cost or market value in accordance with GAAP.

          "BUM" means B.U.M. International, Inc., a Nevada corporation.
           ---

          "BUM License Agreement" means the License Agreement, dated as of June
           ---------------------
1, 1995, as amended to the date of this Agreement, between BUM and Happy Kids, as the same may be further amended, modified or supplemented from time to time in accordance with the provisions of Section 7.02(n) of this Agreement.

          "Business Day" means any day, other than a Saturday, Sunday or legal
           ------------
holiday, on which banks are required or authorized to close in New York City.

          "Capital Guideline" means any law, rule, regulation, policy, guideline
           -----------------
or directive, whether or not having the force of law and whether or not the failure to comply therewith would be unlawful: (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by the Lenders, the Affiliates of the Lenders or the L/C Issuer or the manner in which the Lenders, the Affiliates of the Lenders or the L/C Issuer allocate capital to any of their contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

          "Capitalized Lease" means any lease which is required under GAAP to be
           -----------------
capitalized on the balance sheet of the lessee.

          "Capital Stock" means any and all shares, interests, participations,
           -------------
warrants, options or other equivalents (however designated) of capital stock of a corporation or any and all equivalent ownership interest in a Person (other than a corporation).

          "Capitalized Lease Obligations" means obligations for the payment of
           -----------------------------
rent for any real or personal property under leases or agreements to lease that, in accordance with GAAP, have been or should be capitalized on the books of the lessee and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with such principles.

          "Cash Collateral Agreement" means the Cash Collateral Agreement, dated
           -------------------------
as of the Effective Date, made by Jack M. Benun in favor of the Agent, substantially in the form of Exhibit D hereto, securing the Obligations and delivered to the Agent pursuant to Article V hereof, as the same may be amended or otherwise modified from time to time.

          "Change of Control" means (i) Jack M. Benun shall cease to own and
           -----------------
control, of record and beneficially, at least 50% of the then-outstanding Capital Stock of each Borrower and Corporate Guarantor other than O'Boy, free and clear of all Liens, (ii) Jack M. Benun shall cease to own and control, of record and beneficially, at least 33-1/3% of the then-outstanding Capital Stock of O'Boy free and clear of all Liens, (iii) Mark J. Benun shall cease to own and control, of record and beneficially, at least 50% of the then-outstanding Capital Stock of each Borrower and Corporate Guarantor other than O'Boy, free and clear of all Liens, (iv) Mark J. Benun shall cease to own and control, of record and beneficially, at least 33-1/3% of the then-outstanding Capital Stock of O'Boy free and clear of all Liens, (v) Isaac Levy shall cease to own and control, of record and beneficially, at least 33-1/3% of the then-outstanding Capital Stock of O'Boy free and clear of all Liens, or (vi) Jack M. Benun shall cease to be involved in the day-to-day operations and management of the business of each Borrower and Corporate Guarantor, provided that for the purposes of clauses (iii), (iv) and (v) above, a transfer by Mark J. Benun or Isaac Levy of all or any part of their Capital Stock of any Borrower or Corporate Guarantor or any rights therein to Jack M. Benun shall not constitute a Change of Control.

          "Chase" has the meaning specified therefor in the RECITALS.
           -----

          "Chemical" has the meaning specified therefor in the RECITALS.
           --------

          "CIT" means The CIT Group/Commercial Services, Inc., a New York
           ---
corporation.

          "CIT Assignment Agreement" means the Intercreditor Agreement and
           ------------------------
Assignment of Factoring Proceeds dated the date hereof among the Factor, the Agent and the Borrowers.

          "Collateral" means all of the property (tangible and intangible)
           ----------
purported to be subject to the lien or security interest purported to be created by any mortgage, deed of trust, security agreement, cash collateral agreement, pledge agreement, assignment or other security document heretofore or hereafter executed by any Person as security for all or any part of the Obligations.

          "Combined Current Assets" means, with respect to the Borrowers, H.O.T.
           -----------------------
Kidz and their Subsidiaries, at any date, the aggregate amount of all cash, Accounts Receivable (excluding Accounts Receivable due from an Affiliate of the Borrower or any Guarantor) and Inventory which would be properly classified as current assets of the Borrowers, H.O.T. Kidz and their Subsidiaries at such date all computed and combined in accordance with GAAP.

          "Combined Current Liabilities" means, with respect to the Borrowers,
           ----------------------------
H.O.T. Kidz and their Subsidiaries, at any date, the aggregate amount of all liabilities (including tax and other proper accruals) which would be classified as current liabilities of the Borrowers, H.O.T. Kidz and their Subsidiaries and for purposes of this Agreement, including the outstanding principal amount of the Notes, all computed and combined in accordance with GAAP.

          "Combined Tangible Net Worth" means, with respect to the Borrowers,
           ---------------------------
H.O.T. Kidz and each of their Subsidiaries, the excess of (i) the aggregate net book value of the assets (other than patents, patent rights, trademarks, trade name, franchises, copyrights, licenses, permits, goodwill and other intangible assets classified as such in accordance with GAAP) of the Borrowers, H.O.T. Kidz and each of their Subsidiaries after all appropriate adjustments in accordance with GAAP applied on a consistent basis (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset) over (ii) the Combined Total Unsubordinated Liabilities of the Borrowers, H.O.T. Kidz and each of their Subsidiaries, in each case computed and combined in accordance with GAAP applied on a consistent basis.

          "Combined Total Unsubordinated Liabilities" means, with respect to the
           -----------------------------------------
Borrowers, H.O.T. Kidz and each of their Subsidiaries, all items which, in accordance with GAAP applied on a consistent basis, would properly be included on the liability side of the balance sheet of the Borrowers, H.O.T. Kidz and each of their Subsidiaries (other than indebtedness subject to the Subordination Agreement, capital stock, capital surplus and retained earnings), as of the date on which the amount of Combined Total Unsubordinated Liabilities is to be computed and combined in accordance with GAAP applied on a consistent basis.

          "Corporate Guarantors" mean H.O.T. Kidz, Hawk and J&B.
           --------------------

          "Credit Exposure" means, with respect to each Lender, the total credit
           ---------------
exposure of such Lender (i) prior to May 31, 1996, as set forth in Part A of Schedule A hereto and (ii) on and after May 31, 1996, as set forth in Part B of Schedule A hereto, in each case as the same may be adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof.

          "Cumulative Net Loss" means, for each fiscal quarter of Happy Kids,
           -------------------
the Net Loss for the period beginning on the first day of the fiscal year and ending at the end of such fiscal quarter.

          "Disney" means The Walt Disney Company.
           ------

          "Disney License Agreements" means (i) the License Agreement dated as
           -------------------------
of September 30, 1994, as amended to the date of this Agreement, between Disney and Happy Kids with respect to certain characters relating to the motion picture entitled, "Disney's Pocohontas" and (ii) the License Agreement dated as of June 27, 1995, as amended to the date of this Agreement, between Disney and Happy Kids with respect to certain characters relating to the motion picture entitled, "The Hunchback of Notre Dame", in each case, as the same may be further amended, modified or supplemented from time to time in accordance with the provisions of Section 7.02(n) of this Agreement.

          "Effective Date" has the meaning specified therefor in Article V
           --------------
hereof.

          "Eligible Accounts Receivable" means such Accounts Receivable of a
           ----------------------------
Borrower which are and at all times shall continue to be, acceptable to the Agent in all respects. Criteria for eligibility may be fixed and revised from time to time solely by the Agent in its exclusive judgment exercised reasonably. In general, Accounts Receivable shall be deemed to be eligible if such Accounts Receivable of a Borrower are generated in the ordinary course of business of such Borrower and are either (a) purchased, credit approved and continue to be credit approved under the Factoring Agreements or (b) "Approved Accounts" and continue to be "Approved Accounts" under the Existing Factoring Agreement. In addition, Accounts Receivable that are not purchased and credit approved and do not remain credit approved under the Factoring Agreements and that are not "Approved Accounts" and do not remain Approved Accounts under the Existing Factoring Agreement may, in the sole and absolute discretion of the Agent, be deemed to be eligible if: (i) (A) the Account Debtor with respect to such Account Receivable is on the list of Account Debtors for which the Factor charges a surcharge, which may include

Account Debtors subject to a Bankruptcy Proceeding (as hereinafter defined), and
(B) such Account Receivable is not credit approved under the Factoring Agreements solely because the Borrower is not paying the surcharge applicable to the Account Debtor with respect to such Account Receivable under the Factoring Agreements; (ii) delivery of the merchandise has been completed; (iii) no return, rejection or repossession has occurred; (iv) such merchandise has been accepted by the Account Debtor without dispute, setoff, defense or counterclaim;
(v) such Account Receivable is owned by a Borrower free and clear of any Lien other than in favor of the Agent for the benefit of the Lenders, in favor of the Factor under the Factoring Agreements or in favor of Trust Company Bank under the Existing Factoring Agreement and otherwise continues to be in full conformity with any and all representations and warranties made by such Borrower to the Agent and the Lenders with respect thereto in the Loan Documents; (vi) such Account Receivable is unconditionally payable in U.S. dollars within 90 days from the invoice date and is not evidenced by a promissory note, chattel paper or any other instrument or document; (vii) no more than 60 days have elapsed from the invoice due date and no more than 120 days have elapsed from the invoice date; (viii) the Account Debtor with respect thereto is not an Affiliate of any Borrower or any Corporate Guarantor; (ix) such Account Receivable does not constitute an obligation of the United States or Canada or any other Governmental Authority other than a post exchange; (x) the Account Debtor (or the applicable office of the Account Debtor) with respect thereto is located in the continental United States, unless the Account Receivable is supported by a letter of credit or other similar obligation satisfactory to the Agent; (xi) the Account Debtor with respect thereto is not also a supplier to or creditor of a Borrower or Corporate Guarantor, unless such supplier or creditor has executed a no-offset letter satisfactory to the Agent; (xii) not more than 50% of the aggregate amount of all Accounts Receivable of the Account Debtor with respect to such Account Receivable have remained unpaid 60 days past the invoice due date or 120 days past the invoice date; (xiii) subject to clause (i) above, the Account Debtor is not the subject of a "Bankruptcy Proceeding"; for purposes hereof an Account Debtor is subject to a "Bankruptcy Proceeding" if that Account Debtor has filed a petition for bankruptcy or any other relief under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the United States Bankruptcy Code or any such other law, has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; and (xiv) the Agent is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended.

          "Eligible Inventory" means all finished goods Inventory which is owned
           ------------------
by a Borrower and held for sale or to be furnished under contracts of sale, which meet all of the following specifications: (i) the Inventory is lawfully owned by a Borrower and is not subject to any existing Lien, other than that of the Agent for the benefit of the Lenders under the Loan Documents, is not held on consignment and may be lawfully sold, and continues to be in full conformity with any representations and warranties made in the Loan Documents by the Borrowers to the Agent and the Lenders with respect thereto; (ii) a Borrower has the right to grant Liens thereon; (iii) the Inventory arose or was acquired in the ordinary course of the business of a Borrower and such Inventory does not represent damaged goods; (iv) no Account

Receivable or, except as permitted by clause (vi)(B) below, document of title has been created or issued with respect to such Inventory; (v) the Inventory is readily marketable for sale by a Borrower; (vi) the Inventory is (A) located in one of the locations listed on Schedule 6.01(e) hereto or such other locations in the continental United States as the Agent shall approve in writing from time to time or (B) "in transit", provided that such "in-transit" Inventory is finished goods Inventory that is shipped under a Letter of Credit issued by the L/C Issuer pursuant to this Agreement; (vii) except as permitted by clause
(vi)(B) above, such Inventory is located within the United States; (viii) the Inventory is not Prior Season Inventory, raw materials, work in process, piece goods or supplies; (ix) if the Inventory is sold under a licensed trademark (A) the Agent shall have entered into a licensor waiver letter, in form and substance satisfactory to the Agent, with the licensor with respect to the rights of the Agent to use the trademark to sell or otherwise dispose of such Inventory or (B) the Agent shall otherwise be satisfied, in its sole discretion exercised reasonably, that the Agent has rights to sell or dispose of such Inventory; and (x) the Inventory is not otherwise regarded by Agent, in its sole and absolute discretion, exercised reasonably, as unsuitable Collateral for the Obligations.

          "Employee Plan" means an employee benefit plan (other than a
           -------------
Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the five (5) calendar years preceding the date of any borrowing hereunder) for employees of a Borrower or any of their ERISA Affiliates.

          "Environmental Law" means the Comprehensive Environmental Response.
           -----------------
Compensation, and Liability Act (42 U.S.C. (S) 9601, et seq.), the Hazardous
                                                     -- ---
Materials Transportation Act (49 U.S.C. (S) 1801, et seq.), the Resource
                                                  -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901, et seq.), the Federal Water
                                                   -- ---
Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C.
                                          -- ---
(S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et
         -- ---                                                         --
seq.) and the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.), as
---                                                                 -- ---
such laws have been amended or supplemented from time to time, and any other present or future Federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority relating to Hazardous Materials.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder from time to time.

          "ERISA Affiliate" means, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning the Sections 414(b), (c), (m) and (o) of the IRC.

          "Event of Default" means any of the events set forth in Section 10.01
           ----------------
hereof.

          "Existing Factoring Agreement" means the Factoring Agreement, dated as
           ----------------------------
of September 14, 1995, as amended, among the Borrowers, H.O.T. Kidz and the Trust Company Bank.

          "Existing Lenders" has the meaning specified therefor in the RECITALS.
           --------------------------------------------------------------------

          "Existing Letters of Credit" has the meaning specified in Section
           --------------------------
3.03(c) hereof.

          "Existing Line Letters" means the line letter or other agreements or
           ---------------------
documents among Happy Kids, certain other Borrowers and Chemical with respect to the discretionary financing provided by Chemical to Happy Kids and such other Borrowers prior to the Effective Date, the line letter or other agreements or documents among Happy Kids, certain other Borrowers and Chase with respect to the discretionary financing provided by Chase to Happy Kids and such other Borrowers prior to the Effective Date, and the line letter or other agreements or documents among Happy Kids, certain other Borrowers and IDB with respect to the discretionary financing provided by IDB to Happy Kids and such other Borrowers prior to the Effective Date.

          "Facility Fee" has the meaning specified in Section 4.01(c) hereof.
           ------------

          "Factor" means CIT, in its capacity as factor under the Factoring
           ------
Agreements.

          "Factoring Agreement" has the meaning specified in Section 5.01(d)(xv)
           -------------------
hereof.

          "Family Member" means, as applied to any individual, any parent,
           -------------
spouse, child, spouse of a child, brother or sister of the individual, cousin of the individual, and each trust created for the benefit of one or more of such Persons and each custodian of a property of one or more such Persons.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Final Maturity Date" means the date this Agreement is terminated
           -------------------
pursuant to Section 11.01 hereof.

          "Financial Statements" means the financial statements of the Borrowers
           --------------------
and H.O.T. Kidz and of Hawk and J&B delivered to the Lenders pursuant to Section 5.01(d)(xiii) hereof.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States, applied on a consistent basis.

          "Governmental Authority" means any nation or government, any federal,
           ----------------------
state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Obligations" means (i) with respect to any Borrower, all
           ----------------------
obligations of the other Borrowers, including, without limitation, all amounts now or hereafter owing by such other Borrowers in respect of the Loan Documents and (ii) with respect to each Guarantor, all obligations of the Borrowers including, without limitation, all amounts now or hereafter owing by the Borrowers in respect of the Loan Documents.

          "Guarantors" has the meaning specified in the preamble hereto and
           ----------
shall include the Borrowers, the Corporate Guarantors, the Individual Guarantors and all other Persons which hereafter guarantee, pursuant to Sections 5.01
(d)(xxvii) or 7.01(b) hereof or otherwise, all or any part of the Obligations.

          "Guaranty" means (i) the guaranty contained in Article XII hereof made
           --------
by each of the Guarantors in favor of the Lenders guaranteeing the Obligations,
(ii) the guaranty made by Francine Benun and delivered to the Agent pursuant to
Section 5.01(d)(xxvii) hereof, and (iii) any guaranty, substantially in the form of Exhibit B hereto, made by the Guarantors in favor of the Lenders guaranteeing the Obligations and delivered to the Agent pursuant to Section 7.01(b) hereof.

          "Hawk" means Hawk Industries, Inc., a New Jersey corporation.
           ----

          "H.O.T. Kidz" means H.O.T. Kidz, L.L.C., a New York limited liability
           -----------
company.

          "Happy Kids" has the meaning therefor in the preamble hereto.
           ----------

          "Happy Kids License Agreement" means the License Agreement, dated as
           ----------------------------
of June 10, 1988, as amended to the date of this Agreement, between Spencer's and Happy Kids, as the same may be amended, modified or supplemented from time to time in accordance with the provisions of Section 7.02(n) of this Agreement.

          "Hazardous Materials" means, without limit, any pollutant, flammable
           -------------------
explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or other materials defined in, regulated under or which form the basis of liability under any Environmental Law.

          "IDB" has the meaning specified therefor in the RECITALS.
           ---

          "Indebtedness" means, with respect to any Person, (i) all indebtedness
           ------------
or other obligations of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all Capitalized Lease Obligations of such Person, (iii) all obligations of such Person under guaranties in respect of, and contingent or other obligations of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services or Capitalized Lease Obligations of any other Person, (iv) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property owned by such Person, (v) all obligations of such Person in respect of letters of credit and bankers' acceptances, (vi) all liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its Affiliates, and (vii) withdrawal liability incurred under ERISA by such Person or any of its Affiliates to any Multiemployer Plan.

          "Indemnitees" has the meaning specified therefor in Section 11.17
           -----------
hereof.

          "Individual Guarantors" means Jack M. Benun, Mark J. Benun and Isaac
           ---------------------
Levy.


          "IRC" means the Internal Revenue Code of 1986, as amended from time to
           ---
time.


          "Inventory" means all goods and merchandise of a Borrower including,
           ---------
but not limited to, all raw materials, work in process, piece goods, finished goods, materials and supplies of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired and all such property, the sale or other disposition of which would give rise to Accounts Receivable.

          "Jeanjer" means Jeanjer Ltd., a Delaware corporation.
           -------

          "Jordache" means Jordache Enterprises Inc., a New York corporation.
           --------

          "Jordache License Agreements" means the (i) the License Agreement,
           ---------------------------
dated as of May 22, 1991, as amended to the date of this Agreement, between Jordache and TOT Apparel with respect to girl's activewear, (ii) the License Agreement, dated as of May 22, 1991, as amended to the date of this Agreement, between Jordache and TOT Apparel with respect to infant and toddler playwear and activewear, (iii) the License Agreement, dated as of June 30, 1992, as amended to the date of this Agreement, between Jordache and O'Boy with respect to boy's activewear, (iv) the License Agreement, dated as of March 1, 1993, as amended to the date of this Agreement, between Jeanjer and TOT Apparel with respect to girl's activewear and infant and toddler playwear, activewear and dresses, (v) the License Agreement, dated as of August 10, 1993, as amended to the date of this Agreement, between Jeanjer and O'Boy with respect to boy's activewear, (vi) the License Agreement, dated as of May 2, 1995, as amended to the date of this Agreement, between Jordache and TOT Apparel with respect to infant and toddler outerwear, and (vii) the License Agreement, dated as of May 2, 1995, as amended to the date of this Agreement, between Jordache and TOT Apparel with respect to girl's outerwear, in each case, as the same may be further amended, modified or supplemented from time to time in accordance with the provisions of Section 7.02(n) of this Agreement.

          "J&B" means J & B 18 Corp., a New York corporation.
           ---

          "LA Gear" means L.A. Gear, Inc., a California corporation.
           -------

          "LA Gear License Agreement" means the License Agreement, dated as of
           -------------------------
December 1, 1994, as amended to the date of this Agreement, between LA Gear and Happy Kids, as the same may be further amended, modified or supplemented from time to time in accordance with the provisions of Section 7.02(n) of this Agreement.

          "L/C Inventory" means the undrawn stated amount of documentary Letters
           -------------
of Credit for the importation of finished goods Eligible Inventory which has been or will be consigned to a common carrier that has or will issue documents of title covering such Inventory to the Agent or the L/C Issuer (and shall not include Eligible Inventory supported by Letters of Credit issued for the benefit of domestic trade creditors).

          "L/C Issuer" means Chemical or its successor and, with respect to any
           ----------
Existing Letter of Credit, the Existing Lender that issued such Existing Letter of Credit.

          "L/C Subfacility" shall mean that portion of the Total Credit Exposure
           ---------------
equal to $18,000,000, or such other amount as shall be agreed to in writing by the Agent, the Lenders and Happy Kids.

          "Letter of Credit" has the meaning specified therefor in Section
           ----------------
3.01(a) hereof.

          "Letter of Credit Application" has the meaning specified therefor in
           ----------------------------
Section 3.01(a) hereof.

          "Letter of Credit Obligations" means, at any time and without
           ----------------------------
duplication, the sum of (i) the Reimbursement Obligations at such time, plus
                                                                        ----
(ii) the aggregate maximum amount available for drawing under the outstanding Letters of Credit at such time, plus (iii) all amounts for which the Agent may
                                ----
be liable to the L/C Issuer in connection with any steamship guaranty, airway release, indemnity or deliver order issued by the L/C Issuer at the request of or for the benefit of a Borrower, in each case as calculated by the L/C Issuer.

          "License Agreements" means the BUM License Agreement, the Jordache
           ------------------
License Agreements, the LA Gear License Agreement, the OP License Agreement, the Disney License Agreements and the Happy Kids License Agreement and each license agreement entered into by any Borrower or Corporate Guarantor after the Effective Date.

          "Licensor" means BUM, Ocean Pacific, LA Gear, Jeanjer, Jordache,
           --------
Disney, Spencer's and any Person entering into a license agreement with any Borrower or Corporate Guarantor after the Effective Date.

          "Lien" means any mortgage, deed of trust, pledge, lien, security
           ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

          "Loan" means any revolving credit loan made by a Lender or the Agent
           ----
to a Borrower pursuant to Section 2.02 or Section 2.05 hereof.

          "Loan Account" means the Borrowers' joint account maintained at the
           ------------
Payment Office of the Agent and designated by the Agent as the "Happy Kids Loan Account", or such other account as the Agent shall designate from time to time.

          "Loan Documents" means this Agreement, the Notes, the Security
           --------------
Agreements, the CIT Assignment Agreement, the Guaranties, the Cash Collateral Agreement, the Letter of Credit Applications, the Mortgage, the Subordination Agreement and all other instruments, documents and agreements executed and delivered pursuant hereto.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business, operations, condition (financial or otherwise) or prospects of any Borrower or any Guarantor, (ii) the ability of any Borrower or any Guarantor to perform its obligations hereunder or under any other Loan Documents, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, or (iv) the aggregate value of the property included in the calculation of the Borrowing Base, provided that a Material Adverse Effect shall not arise solely by reason of the loss before taxes of not more than $2,160,000, excluding any LIFO adjustments made for the prior fiscal year in accordance with GAAP, incurred by the Borrower and the Corporate Guarantor prior to December 31, 1995.

          "Material Contracts" means, with respect to any Person, each contract
           ------------------
to which such Person is a party involving aggregate consideration payable to or by such Person of $100,000 or more (other than contracts that by their terms may be terminated by any party thereto in the ordinary course of its business upon less than 60 days notice and purchase orders for piece goods) or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

          "Mortgage" has the meaning specified therefor in Section 5.01(d)(xxi)
           --------
hereof.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA for which a Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, during the preceding 5 years.

          "Net Amount of Eligible Accounts Receivable" means the outstanding
           ------------------------------------------
balance of the invoice amount of Eligible Accounts Receivable less (i) sales, excise or similar taxes and less returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed, and (ii) in the case of sums due a Borrower under the Factoring Agreements or the Existing Factoring Agreement, less deductions for factoring charges, interest, discounts, estimated anticipation, chargebacks based upon disputes and returns, chargebacks of client risk accounts purchased with recourse, and all other charges, offsets and reserves under the Factoring Agreements or the Existing Factoring Agreement.

          "Net Income (Loss)" means, for any period, the net income (or loss) of
           -----------------
a Person after income taxes for such period, but excluding any extraordinary gains, all computed in accordance with GAAP applied on a basis consistent with the corresponding prior period.

          "Notes" means the joint and several promissory notes of the Borrowers,
           -----
substantially in the form of Exhibit A hereto, evidencing the Indebtedness resulting from the making of the Loans and delivered to the Lenders pursuant to
Article II hereof, as such promissory notes may be modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

          "Notice of Borrowing" has the meaning specified therefor in Section
           -------------------
2.03 hereof.

          "O'Boy" has the meaning specified therefor in the preamble hereto.
           -----

          "Obligations" means (i) the joint and several obligations of the
           -----------
Borrowers to pay, as and when due and payable (by scheduled maturity or otherwise), all amounts from time to time owing by it in respect of any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower), Reimbursement Obligations, Letter of Credit Obligations fees or otherwise, and (ii) the joint and several obligations of the Borrowers to perform or observe all of their other obligations from time to time existing under any Loan Document.

          "Ocean Pacific" means Ocean Pacific Apparel Corp., a Delaware
           -------------
corporation.

          "OP,LLC" has the meaning specified therefor in the preamble hereto.
           ------

          "OP License Agreement" means the License Agreement, dated as of
           --------------------
October 27, 1994, as amended to the date of this Agreement, between Ocean Pacific and Happy Kids, as the same may be further amended, modified or supplemented from time to time in accordance with the provisions of Section 7.02(n) of this Agreement.

          "Operating Lease Obligations" means all obligations for the payment of
           ---------------------------
rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

          "Overadvance Amount" means any amount agreed to by the Agent, in its
           ------------------
sole and absolute discretion, for a period of time specified by the Agent, provided that the Agent shall have no obligation whatsoever to agree to any such amount or period of time.

          "Payment Office" means the Agent's office located at 1211 Avenue of
           --------------
the Americas, New York, New York 10036 or such other offices as the Agent may designate.

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Investments" means (i) marketable direct obligations issued
           ---------------------
or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, and (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof.

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, joint-stock company, trust, unincorporated organization, joint venture or governmental authority.

          "Post-Default Rate" means a rate of interest per annum equal to the
           -----------------
Prime Rate plus 2-1/2%.

          "Potential Default" means an event which, with the giving of notice or
           -----------------
the lapse of time or both, would constitute an Event of Default.

          "Prime Rate" means the rate of interest publicly announced by Chemical
           ----------
Bank in New York, New York or its successor from time to time as its prime rate. The Prime Rate is determined from time to time by Chemical Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index, nor necessarily reflects the lowest rate of interest actually charged by Chemical Bank to any particular class or category of customers. Each change in the Prime Rate shall be effective on the date such change is announced.

          "Prior Season Inventory" means finished goods Inventory that is
           ----------------------
manufactured to be sold in prior selling seasons of the Borrowers, provided that finished goods Inventory is not Prior Season Inventory to the extent that a Borrower has valid purchase orders for the purchase of such goods.

          "Pro Rata Share" means, with respect to any Lender, a fraction
           --------------
(expressed as a percentage), the numerator of which shall be the amount of such Lender's Credit Exposure and the denominator of which shall be the aggregate amount of all of the Lenders' Credit Exposures, as adjusted from time to time in accordance with the provisions of Sections 11.01 or 11.07, provided that, if the Credit Exposures have been reduced to zero, the numerator shall be the unpaid amount of such Lender's Loans (including Agent Advances) and its interest in the Letter of Credit Obligations and the denominator shall be the aggregate amount of all unpaid Loans (including Agent Advances) and Letter of Credit Obligations.

          "Reimbursement Obligations" means the aggregate joint and several
           -------------------------
obligations of the Borrowers to reimburse CIT and the Lenders for amounts payable by CIT and the Lenders in respect of any drawings made under any Letter of Credit issued by the L/C Issuer, together with interest thereon.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping, or disposing of any Hazardous Material into the indoor or outdoor environment, including ambient air, soil, surface or ground water (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Material).

          "Reportable Event" means an event described in Section 4043 of ERISA
           ----------------
(other than an event not subject to the provision for 30 day notice to the PBGC under the regulations promulgated under such Section).

          "Required Lenders" means, at any time, the holders of at least 75% of
           ----------------
the aggregate unpaid principal amount of the Notes and the Letter of Credit Obligations, or, if no amounts are outstanding under the Notes and no Letter of Credit Obligations are outstanding, the Lenders having at least 75% of the Total Credit Exposure.

          "Retained Obligations" has the meaning specified therefor in Section
           --------------------
11.01(b) hereof.

          "Security Agreement(s)" means the Security Agreement(s), dated as of
           ---------------------
the date hereof, made by each Borrower and Corporate Guarantor in favor of the Agent, substantially in the form of Exhibit C hereto, securing the Obligations and delivered to the Agent pursuant to Article V hereof, as the same may be amended or otherwise modified from time to time.

          "Settlement Period" has the meaning specified therefor in Section
           -----------------
2.05(b)(i) hereof.

          "Spencer's" means Spencer's Incorporated of Mount Airy, N.C., a North
           ---------
Carolina corporation.

          "Subordinated Note" means the Subordinated Note, dated February 13,
           -----------------
1996 made by the Borrowers payable to the order of Jack M. Benun in the principal amount of $1,200,000.

          "Subordination Agreement" means the Subordination Agreement made by
           -----------------------
the Borrowers, as obligors and Jack M. Benun, as subordinated creditor, in favor of the Agent and the Lenders, in the form of Exhibit J hereto, as the same may be amended or otherwise modified from time to time.

          "Subsidiary" means, as to any Person, any corporation of which more
           ----------
than 50% of the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect directors (or Persons performing similar functions) of such corporation is, at the time of determination, owned directly, or indirectly through one or more intermediaries, by such Person.

          "Termination Anniversary Date" means December 31, 1996 and thereafter
           ----------------------------
December 31 of each succeeding calendar year.

          "Termination Event" means (i) a Reportable Event with respect to any
           -----------------
Employee Plan, (ii) any event that causes a Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the
IRC, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

          "TOT Apparel" has the meaning specified therefor in the preamble
           -----------
hereto.

          "Total Credit Exposure" means (i) prior to May 31, 1996, the sum of
           ---------------------
the Lenders' Credit Exposures in Part A of Schedule A hereto and (ii) on or after May 31, 1996, the sum of the Lenders' Credit Exposures in Part B of Schedule A hereto, in each case as the same may be reduced from time to time pursuant to Sections 10.01 and 11.01 of this Agreement.

          "Trust Company Assignment Agreement" means the Intercreditor Agreement
           ----------------------------------
and Assignment of Factoring Proceeds dated February 13; 1996 between the Agent, the Factor, the Borrowers and Trust Company Bank.

          "UCC" means the Uniform Commercial Code in effect in the State of New
           ---
York.

          "Working Capital" means with respect to the Borrowers, H.O.T. Kidz and
           ---------------
their Subsidiaries, at any time, the excess of Combined Current Assets over Combined Current Liabilities at such time.

          SECTION 1.02.  Accounting and Other Terms.  Unless otherwise expressly
                         --------------------------
provided herein, each accounting term used herein has the meaning given it under GAAP applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.01(d)(xiii) hereof. All terms used in this Agreement which are defined in Article 9 of the UCC on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 1.03.  Time References.  Unless otherwise indicated herein,
                         ---------------
all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding", provided, however, that with respect to a computation
                          --------  -------
of fees or interest payable to the Agent, the Lenders or the L/C Issuer, such period shall in any event consist of at least one full day.

                                  ARTICLE II

                                   THE LOANS

          SECTION 2.01.  Credit Exposure.  Subject to the terms and conditions
                         ---------------
and relying upon the representations and warranties herein set forth, each Lender, in its sole and absolute discretion, may make Loans to a Borrower, at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Credit Exposure to zero in accordance with the terms hereof, in an aggregate principal amount at any time outstanding to the Borrowers not to exceed the amount of such Lender's Credit Exposure set forth opposite its name in Schedule A, as such Credit Exposure may be reduced to zero in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the aggregate principal amount of Loans outstanding at any time to the Borrowers shall not exceed the lower of (i) the difference between (A) the Total Credit Exposure, and (B) the aggregate Letter of Credit Obligations, (ii) the difference between (A) the then current Borrowing Base and (B) the aggregate Letter of Credit Obligations, and (iii) prior to May 31, 1996, $31,000,000 and thereafter, $26,000,000. The Credit Exposure of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits and in the sole and absolute discretion of the Lenders, the Borrowers may borrow, repay and reborrow, on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

          SECTION 2.02.  Loans.  Except as otherwise provided in Section 2.05,
                         -----
Loans shall be made ratably by the Lenders in accordance with their respective Credit Exposures. The initial Loans shall be made on or after the Effective Date by the Lenders against delivery of Notes, payable to the order of the Lenders, as referred to in Section 2.04 hereof.

          SECTION 2.03.  Making the Loans.  The Administrative Borrower, on
                         ----------------
behalf of itself or any other Borrower, shall give the Agent prior written or telephone notice (which notice, if requested by the Agent, must be promptly confirmed in writing in substantially the form of Exhibit I hereto (a "Notice of Borrowing")) no later than 12:00 noon on the date of each proposed borrowing. Such Notice of Borrowing shall be irrevocable and shall specify the principal amount of the proposed borrowing and the proposed borrowing date, which must be a Business Day and, if the Agent agrees in its sole and absolute discretion to make such Loan to a Borrower, such Borrower shall be bound to make a borrowing in accordance therewith. The Agent may act without liability upon the basis of written, telecopy, or telephone notice believed by the Agent in good faith to be from the Administrative Borrower (or from any officer thereof designated in writing to the Agent) and the Borrowers hereby waive the right to dispute the Agent's record of the terms of any such telephonic Notice of Borrowing.

          SECTION 2.04.  Notes: Repayment of Loans. (a) All Loans made by a
                         -------------------------
Lender shall be evidenced by a single Note, duly executed on behalf of the Borrowers, dated the Effective Date, and delivered and jointly and severally payable to such Lender in a principal amount equal to its Credit Exposure on such date.

          (b) The outstanding principal balance of each Loan, as evidenced by the Notes, shall be due and payable on the Final Maturity Date. Each Note shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.06(a) hereof.

          (c) The Notes and the books and records of the Agent and the Lenders shall be presumptive evidence of the Loans absent manifest error.

          SECTION 2.05.  Funding and Settlement Procedures. (a) (i)
                         ---------------------------------
Notwithstanding any other provision of this Agreement, in order to reduce the number of fund transfers among the Borrowers, the Lenders and the Agent, the Borrowers, the Lenders and the Agent agree that the Agent may, but shall not be obligated to, and the Borrowers and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Loans pursuant to Section 2.02, subject to the procedures for settlement set forth in subsection 2.05(b); provided, however, that the Agent shall not be required to determine that, or
--------  -------
take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Agent advises the Lenders that the Agent will make a Loan to the Administrative Borrower and the Agent requests that each Lender make its Pro Rata Share of such Loan available to the Agent, each Lender shall make its Pro Rata Share of the Loan available to the Agent, in immediately available funds, at the Payment Office no later than 3:00 p.m. (provided that the Agent requests payment from such Lender not later than 12:00 noon) on the date of the proposed Loan. The Agent may, in its sole and absolute discretion, make the proceeds of such Loans available to the Administrative Borrower on the day of the proposed Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Loans received by the Agent at the Payment Office or the amount funded by the Agent on behalf of the Lenders to be deposited in an account designated by the Administrative Borrower.

               (ii) If the Agent has notified the Lenders that the Agent, on behalf of the Lenders, will fund a particular Loan pursuant to subsection 2.05(a)(i) and the Agent requests that each Lender make its Pro Rata Share of such Loan available to the Agent, the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole and absolute discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Administrative Borrower on such day. If the Agent makes such corresponding amount available to the Administrative Borrower and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Administrative Borrower shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account.

          (b) (i) With respect to all periods for which the Agent has funded Loans pursuant to Subsection 2.05(a), on the first Business Day after the last day of each week, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of the Loans outstanding during the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly (and in any event not later than 2:00 p.m. if the Agent requests payment from such Lender not later than 11:00 a.m. on such day) make available to the Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such average daily unpaid principal amount, the Agent shall promptly pay over to each other Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Agent shall so request at any time when an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Lender shall promptly remit to the Agent or, as the case may be, the Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. The obligations of the Agent and each Lender under this subsection 2.05(b) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

               (ii) In the event that any Lender fails to make any payment required to be made by it pursuant to Subsection 2.05(b)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Borrowers of such failure and the Borrower shall immediately pay such corresponding amount to the Agent for its own account.

               (iii) Except with respect to the payments required to be made between the Agent and the Lenders pursuant to this Section 2.05, nothing in this
Section 2.05 shall impose on the Agent or any Lender any commitment or other obligation to make Loans or otherwise extend credit to the Borrowers.

          SECTION 2.06.  Interest.
                         --------

          (a)  Loan.  Each Loan shall bear interest on the principal amount
               ----
thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at the Prime Rate plus 1%.

          (b)  Default Interest.  Any amount of principal of any Loan and (to
               ----------------
the extent permitted by law) interest which is not paid when due, whether upon demand, by acceleration or otherwise, shall bear interest from the day when due until such amount is paid in full at a fluctuating interest rate per annum equal at all times to the Post-Default Rate.

          (c)  Interest Payment. Interest on each Loan shall be payable monthly,
               ----------------
in arrears, on the first day of each month, commencing on March 1, 1996, and at maturity (whether at stated maturity, demand made pursuant to the terms of this Agreement, acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Borrowers' Loan Account pursuant to Section
4.02 of this Agreement with the amount of any interest payment due hereunder.

          (d)  General. All interest shall be computed on the basis of a year of
               -------
360 days for the actual number of days, including the first day but excluding the last day, elapsed.

          SECTION 2.07.  Prepayment of Loans.
                         -------------------

          (a)  Subject to the terms and conditions contained in this Section
2.07 and elsewhere in this Agreement, the Borrowers shall have the right to prepay any Loan in whole or, from time to time, in part together with, in the case of a prepayment in whole, accrued interest to the date of such prepayment on the amount prepaid.

          (b) The Borrowers agree that at any time the Borrowing Base is less than the sum of (i) the outstanding principal on all Loans outstanding plus (ii) the outstanding amount of all Letter of Credit Obligations, the Borrowers will
(A) upon becoming aware of the existence of the differential, immediately give notice of such occurrence to the Agent and (B) upon demand by the Agent, prepay the Loans in an amount which will reduce the sum of the outstanding principal on all Loans outstanding to an amount less than or equal to the then current Borrowing Base. If at any time after the Borrower has complied with the first sentence of this Section 2.07(b), the sum of the aggregate Letter of Credit Obligations is greater than the then current Borrowing Base, the Borrowers shall provide cash collateral to the Agent in the amount of such excess, which cash collateral shall be deposited in a joint non-interest bearing account maintained at the Payment Office of the Agent and returned to the Borrowers, provided that no

Event of Default shall have occurred and be continuing, at such time as the aggregate Letter of Credit Obligations plus the aggregate principal amount of all outstanding Loans no longer exceeds the then current Borrowing Base.

          (c) The Agent shall on each Business Day, apply all funds received pursuant to the Factoring Agreements, the CIT Assignment Agreement and the Trust Company Assignment Agreement to the payment, in whole or in part, of the Obligations then outstanding.

          (d) On the date of receipt thereof, the Borrowers and the Corporate Guarantors shall prepay the Loans in an amount equal to the federal, state and local tax refunds received by the Borrowers or any Corporate Guarantors in any year.

          (e) On the date of receipt of any federal, state or local tax refunds by the Individual Guarantors or, if such Individual Guarantors file jointly with their spouses, such spouses for 1995, the Borrowers shall prepay the Loans in an amount equal to such refunds.

          (f) Except as otherwise expressly provided in this Section 2.07, payments with respect to any paragraph of this Section 2.07 are in addition to payments made or required to be made under any other paragraph of this Section 2.07.

                                  ARTICLE III

                               LETTERS OF CREDIT

          SECTION 3.01.  General.
                         -------

          (a) In order to assist the Borrowers in establishing or opening documentary letters of credit, which shall not have expiration dates that exceed 120 days (or, with the prior approval of the Agent, such longer period as may be approved by the Agent) from the date of issuance (the "Letters of Credit"), with the L/C Issuer, the Borrowers have requested CIT to guarantee payment or performance of such Letters of Credit, thereby lending CIT's credit to the Borrowers, and CIT may, in its sole and absolute discretion, do so. These arrangements shall be handled by CIT subject to the terms and conditions set forth below. No Letter of Credit shall be issued by the L/C Issuer without the consent of CIT in the exercise of its sole and absolute discretion. CIT shall not be required to be the issuer of any Letter of Credit and no Lender shall be required to do so unless such Lender shall consent. Any Borrower,may be the account party for any application for a Letter of Credit, which shall be substantially in the form of Exhibit E hereto or on a computer transmission system approved by the L/C Issuer or such other written form or computer transmission system as may from time to time be approved by the L/C Issuer and shall be duly completed in a manner acceptable to the L/C Issuer, together with such other certificates', agreements, documents and other papers and information as the L/C Issuer may request (the "Letter of Credit Application"). In the event of any conflict between the terms of the Letter of Credit Application and this Agreement, the terms of this Agreement shall control.

               (i) The aggregate Letter of Credit Obligations shall not exceed the lesser of (A) the difference between (x) the Total Credit Exposure and (y) the aggregate principal amount of Loans then outstanding, (B) the difference between (x) the then current Borrowing Base and (y) the aggregate principal amount of Loans then outstanding and (C) the L/C Subfacility. In addition, changes or modifications of the Letters of Credit by a Borrower and/or the L/C Issuer of the terms and conditions thereof that result in an increase in the amount available to be drawn under any Letter of Credit or result in an extension of the expiration date of any Letter of Credit shall in all respects be subject to the prior approval of CIT in the exercise of its sole and absolute discretion, provided, however, that (1) any other changes or modifications may
            --------  -------
be made without the consent of CIT, (2) the L/C Issuer shall promptly notify CIT of all changes or modifications of the Letters of Credit whether or not such changes or modifications require the consent of CIT, (3) the expiry date of all Letters of Credit shall be no later than one day prior to the Final Maturity Date unless, in the case of Letters of Credit, on or prior to 15 days prior to the Final Maturity Date either such Letters of Credit shall be cash collateralized in an amount equal to 105% of the face amount of such Letters of Credit or the Borrowers shall provide the Lenders with an indemnification, in form and substance satisfactory to the Agent, from a commercial bank or other financial institution acceptable to the Agent for any Letter of Credit Obligations with respect to such Letters of Credit, and (4) the Letters of Credit and all documentation in connection therewith shall be in form and substance satisfactory to CIT and the L/C Issuer.

               (ii) The Agent shall have the right, without notice to the Borrowers, to charge the Loan Account with the amount of any and all indebtedness, liability or obligation of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by the Agent, CIT or the Lenders or incurred by any L/C Issuer with respect to any Letter of Credit at the earlier of (A) payment by CIT or the Lenders to the L/C Issuer of any Letter of Credit Obligations, (B) the occurrence of an Event of Default, or (C) payment by an L/C Issuer with respect to a drawing under an Letter of Credit. Any amount charged to the Loan Account shall be deemed a Loan hereunder made by the Lenders to the Borrowers, funded by the Agent on behalf of the Lenders and subject to subsections 2.05(a) and (b) hereof. Any charges, fees, commissions, costs and expenses charged to CIT for the Borrowers' account by the L/C Issuer in connection with or arising out of Letters of Credit issued pursuant to this Agreement or out of transactions relating thereto will be charged to the Loan Account in full when charged to or paid by CIT and when charged shall be conclusive on the Borrowers. Each of the Lenders and the Borrowers (1) agree that the Agent shall have the right to make such charges regardless of whether any Event of Default or Potential Default shall have occurred and be continuing or whether any of the conditions precedent in Section
5.02 have been satisfied and (2) authorize and instruct the Agent to charge the Loan Account and to transfer funds (by wire transfer or other transfer of good funds) to an Existing Lender, in connection with an Existing Letter of Credit, if such Existing Lender makes a payment or is obligated to make a payment in connection with such Existing Letter of Credit.

               (iii) The Borrowers unconditionally and jointly and severally indemnify the Agent, CIT, the L/C Issuer and each Lender and hold the Agent, CIT, the L/C Issuer and each Lender harmless from any and all loss, claim or liability incurred by the Agent, CIT, the L/C

Issuer or any Lender arising from any transactions or occurrences relating to Letters of Credit established or opened for the Borrowers' account, the Collateral relating thereto, and all Obligations thereunder, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the Agent, CIT, the L/C Issuer or any Lender as determined by a final judgment of a court of competent jurisdiction. The Borrowers further agree to jointly and severally hold the Agent, CIT and each Lender harmless from any errors or omission, negligence or misconduct by the L/C Issuer. The Borrowers' unconditional joint and several obligations to the Agent, CIT, the L/C Issuer and each Lender hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agent's, CIT'S, the L/C Issuer's or such Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Borrowers agree that any charges incurred by CIT for the Borrowers' account by the L/C Issuer shall be conclusive on the Borrower and may be charged to the Loan Account.

               (iv) None of the Agent, CIT, the Lenders or the L/C Issuer shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereof even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipments, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and the Borrowers. Furthermore, without being limited by the foregoing, none of the Agent, CIT, the L/C Issuer and the Lenders shall be responsible for any act or omission with respect to or in connection with any goods covered by Letters of Credit.

               (v) The Borrowers agree that any action taken by the Agent, CIT, the L/C Issuer or any Lender in connection with the Letters of Credit or any drafts presented, pursuant thereto, or the goods purported to be covered thereby, if taken in the absence of gross negligence or willful misconduct on the part of the Agent, CIT, the L/C Issuer or any Lender, shall be binding on the Borrowers (with respect to the L/C Issuer, the Agent, CIT and the Lenders) and shall not put the Agent, CIT, the L/C Issuer or the Lenders in any resulting liability to the Borrowers.

               (vi) Without CIT's express written consent, the L/C Issuer and the Borrowers agree: (x) not to apply for or execute any and all steamship or airway guaranties, indemnities or delivery orders; not to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts or documents; and not to agree to any amendments, renewals, extensions, modifications, changes, cancellations or waivers of any of the terms or conditions of any of the applications, Letters of Credit or drafts that result in any increase in the amount available to be drawn under any Letter of Credit or result in any extension of the expiration date of any Letter of Credit; and (y) after the occurrence of an Event of Default which is not cured within any applicable grace period, if any, or waived by the Required Lenders. (A) not to clear and resolve any questions of non-compliance of documents, and (B) not to give any instructions as to acceptances or rejection of any documents or goods. The L/C Issuer will promptly notify CIT of all such actions, whether or not the consent of CIT is required by this Agreement.

               (vii) The Borrowers agree that any necessary and material import, export or other license or certificates for the import or handling of Inventory will have been promptly procured; all foreign and domestic material governmental laws and regulations in regard to the shipment and importation of Inventory or the financing thereof will have been promptly and fully complied with, in each case, where the failure to obtain such certificate or license or the failure to comply with such laws would result in a Material Adverse Effect; and any certificates in that regard that the L/C Issuer may at any time reasonably request will be promptly furnished. In this connection, the Borrowers jointly and severally warrant and represent that all shipments made under any Letters of Credit are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. As between the Borrowers, on the one hand, and the Agent, CIT, the Lenders and the L/C Issuer, on the other hand, the Borrowers assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. As between the Borrowers, on the one hand, and the Agent, CIT, the Lenders and the L/C Issuer, on the other hand, any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where such Inventory is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Borrower's joint and several risk, liability and responsibility.

               (viii) Upon any payments made to the L/C Issuer by CIT or the Lenders, CIT or the Lenders, as the case may be, shall, without prejudice to its rights under this Agreement (including that such unreimbursed amounts shall constitute Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrowers to the L/C Issuer in any Letters of Credit Applications, any drafts, any standing agreement relating to Letters of Credit, drafts or otherwise, all of which shall be deemed to have been granted to CIT and the Lenders and apply in all respects to CIT and the Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

          SECTION 3.02.  Participations.
                         --------------

          (a)  Purchase of Participations. Immediately upon issuance by the L/C
               --------------------------
Issuer of any Letter of Credit pursuant to this Agreement, each Lender (except with respect to an Existing Letter of Credit, other than CIT) shall be deemed to have irrevocably and unconditionally purchased and received from CIT (or the L/C Issuer in the case of an Existing Letter of Credit), without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Share, in all obligations of CIT (or the L/C Issuer in the case of an Existing Letter of Credit) in such Letter of Credit (including, without limitation, all Reimbursement Obligations of the Borrowers with respect thereto).

          (b)  Sharing of Payments.  In the event that CIT or the Lenders make
               -------------------
any payment in respect of a Letter of Credit to the L/C Issuer (or an L/C Issuer makes any payment in respect of an Existing Letter of Credit) and the Borrowers shall not have repaid such amount to the Agent for the account of CIT and the Lenders (or such L/C Issuer), the Agent shall charge the Loan Account in the amount of the Reimbursement Obligation, in accordance with Sections 3.01(a)(ii) and 4.02 hereof.

          (c)  Obligations Irrevocable. The obligations of a Lender to make
               -----------------------
payments to the Agent for the account of the Agent, CIT or an L/C Issuer with respect to a Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (ii) the existence of any claim, setoff, defense or other right which a Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit or any holder of a draft (or any Person for whom any such transferee may be acting), the Agent, L/C Issuer, any Lender, or any other Person. whether in connection with this Agreement, any Letter of Credit or draft, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between a Borrower or any other party and the beneficiary named in any Letter of Credit);

               (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

               (v) any failure by the Agent or the L/C Issuer to provide any notices required pursuant to this Agreement relating to Letters of Credit or drafts; or

               (vi)    the occurrence of any Event of Default or Potential
     Default.

          SECTION 3.03.  Letters of Credit.
                         -----------------

          (a)  Request for Issuance.  Any Borrower may from time to time, upon
               --------------------
notice not later than 12:00 noon, at least two Business Days in advance, request the L/C Issuer to establish or open a Letter of Credit by delivering to the L/C Issuer, a Letter of Credit

Application, together with any necessary related documents or information. Neither CIT, the L/C Issuer nor the Agent shall be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.02 have been satisfied.

          (b)  Letters of Credit Fees. (i) The Borrowers shall pay to the Agent
               ----------------------
for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares a nonrefundable issuance fee for each Letter of Credit equal to .25% of the stated amount of such Letter of Credit, provided that if an issuance fee has already been paid at the time of issuance of an Existing Letter of Credit another issuance fee shall not be payable on such Existing Letter of Credit. This fee shall be payable on the date of issuance of a Letter of Credit. In addition, the Borrowers shall also pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares a fee equal to .25% of the amount of any increase of the stated amount of any Letter of Credit, such fee to be payable on the date of any such increase. The amount of the fees for Letters of Credit set forth in this Section 3.03(b)(i) may be changed by the Lenders, in their discretion, from time to time, provided that,
                                                                -------- ----
in the absence of an Event of Default, such issuance fees shall not be changed prior to the first Termination Anniversary Date.

               (ii)    L/C Issuer Charges. The Borrowers shall pay to the L/C
                       ------------------
Issuer and CIT for their own accounts the standard charges assessed by the L/C Issuer and CIT in connection with the issuance, administration, amendment, payment or cancellation of Letters of Credit.

               (iii)   Charges to Loan Account.  The Borrowers hereby authorize
                       -----------------------
the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Sections 3.01(a)(ii) and 4.02 of this Agreement with the amount of any Letter of Credit fees or charges due hereunder.

          (c)  Existing Letters of Credit.  Schedule 3.03(c) hereto contains a
               --------------------------
description of all letters of credit issued by the Existing Lenders for the account of the Borrowers pursuant to the Existing Line Letters and outstanding on the Effective Date. Each such letter of credit (each an "Existing Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement issued on the Effective Date. Changes or modifications of the terms or conditions of the Existing Letters of Credit and waivers of any non-compliance of documents with the terms or conditions of the Existing Letters of Credit that in any case result in an increase in the amount available to be drawn under any Existing Letter of Credit or result in an extension of the expiration date of any Existing Letter of Credit shall be subject to the prior approval of CIT in the exercise of its sole discretion. Any other changes, modifications or waivers may be made without the consent of CIT, provided that the Existing Lender making any such change or modification or consenting to any such waiver shall promptly notify CIT of such change, modification or waiver.

                                  ARTICLE IV

                     FEES, PAYMENTS AND OTHER COMPENSATION

          SECTION 4.01.  Fees.
                         ----

          (a)  Agent and Collateral Management Fee. The Borrowers shall jointly
               -----------------------------------
and severally pay to the Agent for its own account (or the Agent may charge the Loan Account pursuant to Section 4.02), on the last day of each calendar month a non-refundable agent and collateral management fee in the amount of $6,250 for each such month.

          (b)  Field Examination Fee.  In addition to the agent and collateral
               ---------------------
management fee described in Section 4.01(a) above, the Borrowers, jointly and severally, agree to pay the Agent for its own account (or the Agent may charge the Loan Account pursuant to Section 4.02) $750 per day per examiner plus the examiner's out-of-pocket costs and expenses incurred in connection with all visits, inspections, audits and examinations conducted by the Agent, provided that in the absence of a continuing Event of Default the aggregate per diem fee and out-of-pocket costs and expenses shall not exceed $10,000 for any year.

          (c)  Facility Fee. From and after the Effective Date until the Final
               ------------
Maturity Date, the Borrowers shall jointly and severally pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 4.02) a facility fee ("Facility Fee") of $150,000 per annum. The Facility Fee shall be owing by the Borrowers and earned in full by the Lenders on the Effective Date' and on the first day of each February thereafter; however, the Facility Fee shall be paid in advance in four equal quarterly installments on the Effective Date and thereafter on the first day of January, April, July and October of each year.

          (d)  Letters of Credit Fee for Existing Letters of Credit. The
               ----------------------------------------------------
Borrowers shall jointly and severally pay to the Agent for the account of the Lenders a fee with respect to the Existing Letters of Credit in the amount of $15,718.83 on or prior to the Effective Date.

          SECTION 4.02.  Payments; Computations and Statements. (a) The
                         -------------------------------------
Borrowers will make each payment under the Notes not later than 11:00 a.m. on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent at the Payment Office. All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Agent. Except as provided in Section 2.05, after receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lenders to such Lenders in each case to be applied in accordance with the terms of this Agreement, provided that the Agent will cause to be distributed all interest and fees received from or for the account of the Borrowers not less than once each month. The Lenders and the Borrowers hereby authorize the Agent to, and the Agent may, from time to time charge the Borrowers' Loan Account with any amount due and payable under any Loan Document to which any Borrower is a party. The Lenders and the Borrowers confirm that any charges which the

Agent may so make to the Borrowers' Loan Account as herein provided will be made as an accommodation to the Borrowers and solely at the Agent's discretion. The Agent shall maintain a common Loan Account on its books in the joint name of the Borrowers. It is expressly understood and agreed by the Borrowers that the Agent and the Lenders shall have no responsibility to inquire into the correctness of the apportionment, allocation or disposition of Loans, Agent's Advances or Letters of Credit made to the Borrowers or any fees, costs or expenses for which the Borrowers are jointly and severally obligated under this Agreement. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees as the case may be. All computations of interest under the Notes and all fees shall be made by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

          (b) The Agent shall provide the Administrative Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by Agent) of (A) the opening and closing daily balances in the Loan Account during such month, (B) the amounts and dates on all Loans and Agent Advances made during such month, (C) the amounts and dates of all payments on account of the Loans and Agent Advances during such month and the Loans and Agent Advances to which such payments were applied, (D) the amount of interest accrued on the Loans and Agent Advances during such month, (E) any Letters of Credit issued by the L/C Issuer during such month, specifying the face amount thereof, (F) the amount of charges to the Loan Account and/or Loans made during such month to reimburse the Lenders for drawings made under Letters of Credit, and (G) the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other obligations. All entries on any such statement shall be presumed to be correct 30 days after the same is sent, and shall constitute presumptive evidence of the information contained in such statement absent manifest error.

          (c) Unless the Agent shall have received notice from the Administrative Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrowers will not make such payment in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender to the date such Lender repays such amount to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate.

          SECTION 4.03.  Sharing of Payments, Etc. Except as provided in Section
                         ------------------------
2.05 of this Agreement, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of any Obligations or

Guaranteed Obligations of any Borrower or Guarantor hereunder or under any other Loan Document in excess of its ratable share of payments on account of similar Obligations or Guaranteed Obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however,
                                                              --------  -------
that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment) to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

        SECTION 4.04.  Apportionment of Payments. (a) Subject to Sections 2.05
                       -------------------------
and 11.01 hereof, all payments of principal and interest in respect of outstanding Loans, all payments in respect of the Reimbursement Obligations, all payments of fees (other than the fees with respect to Letters of Credit provided for in Section 3.03(b)(ii) and the fees provided for in Sections 4.01(a) and
(b)), and all other payments in respect of any other Obligations, shall be allocated among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

        (b) After the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay the
                                                            -----
Obligations in respect of any fees, expense reimbursements or indemnities then due to the Agent, in its capacity as Agent, and the L/C Issuer, in its capacity as L/C Issuer; (ii) second, to pay the Obligations in respect of any fees and
                    ------
indemnities then due to the Lenders; (iii) third, ratably to pay interest due
                                           -----
in respect of the Loans and Reimbursement Obligations; (iv) fourth, ratably to
                                                            ------
pay or prepay principal of the Loans and Letter of Credit Obligations (or, to the extent such Obligations are contingent, to prepay or provide cash collateral in respect of such Obligations); and (v) fifth, to the ratable payment of all
                                         -----
other Obligations then due and payable.

        SECTION 4.05.  Increased Costs and Reduced Return.
                       ----------------------------------

        (a) If any Lender or the L/C Issuer shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by the L/C Issuer or any

Lender or any Affiliate of any Lender or the L/C Issuer with any directive of or guideline from any central bank or other Governmental Authority or the introduction of or change in any accounting principles applicable to the L/C Issuer or any Lender or any Affiliate of any Lender or the L/C Issuer (in each case, whether or not having the force of law), shall (i) change the basis of taxation of payments to the L/C Issuer or any Lender or any Affiliate of any Lender or the L/C Issuer of any amounts payable hereunder (except for taxes on the overall net income of the L/C Issuer or any Lender or any Affiliate of any Lender or the L/C Issuer), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan, Letter of Credit or against assets of or held by, or deposits with or for the account of, or credit extended by, the L/C Issuer or any Lender, or any Affiliate of any Lender or the L/C Issuer or (iii) impose on the L/C Issuer or any Lender or any Affiliate of any Lender or the L/C Issuer any other condition regarding this Agreement or any Loan or Letter of Credit, and the result of any event referred to in clauses
(i), (ii) or (iii) above shall be to increase the cost to the L/C Issuer or any Lender of making any Loan, issuing, guaranteeing or participating in any Letter of Credit or agreeing to make any Loan, issue, guaranty or participate in any Letter of Credit or to reduce any amount received or receivable by the L/C Issuer or any Lender hereunder, then, within three Business Days after demand by the L/C Issuer or such Lender, the Borrowers shall pay to the L/C Issuer or such Lender such additional amounts as will compensate the L/C Issuer or such Lender for such increased costs or reductions in amount, together with interest on such additional amounts.

        (b) If any Lender or the L/C Issuer shall have determined that any Capital Guideline or adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by the L/C Issuer, any Lender or any Affiliate of the L/C Issuer or any Lender with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by the L/C Issuer, any Lender or any Affiliate of the L/C Issuer or any Lender, and the L/C Issuer or any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, Letters of Credit issued or any guaranty or participation with respect thereto, or the L/C Issuer's, any Lender's or any such Affiliate's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on the L/C Issuer's, any Lender's, any such Affiliate's capital to a level below that which such L/C Issuer, such Lender or such Affiliate could have achieved but for such circumstances as a consequence of any Loans made or maintained, Letters of Credit issued, or any guaranty or participation with respect thereto or any agreement to make Loans or to issue Letters of Credit, or such L/C Issuer's, such Lender's, such Affiliate's other obligations hereunder (in each case, taking into consideration such L/C Issuer's, such Lender's or such Affiliate's policies with respect to capital adequacy), then, within three Business Days after demand by the L/C Issuer or any Lender, the Borrowers shall pay to the L/C Issuer or such Lender from time to time such additional amounts as will compensate the L/C Issuer or such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on such L/C Issuer's, such Lender's or such Affiliate's capital.

          (c) All amounts payable under this Section 4.05 shall bear interest from the date that is three Business Days after the date of demand by the L/C Issuer or a Lender until payment in full to the L/C Issuer or such Lender at the Post-Default Rate. A certificate of the L/C Issuer or any Lender claiming compensation under this Section 4.05 shall be submitted by the L/C Issuer or such Lender to the Borrower, setting forth the amount due and the L/C Issuer's, or such Lender's reasons for invoking the provisions of this Section, and shall be final and conclusive, absent manifest error.


                                   ARTICLE V

                CONDITIONS OF EFFECTIVENESS, LETTER OF CREDIT
                             ISSUANCE AND LENDING

          SECTION 5.01.  Conditions Precedent to Effectiveness. This Agreement
                         -------------------------------------
shall become effective as of the Business Day (the "Effective Date") when each of the following conditions precedent shall have been satisfied:

          (a)  Payment of Fees, Etc. The Borrowers shall have paid on or before
               --------------------
the date of this Agreement, all fees, costs, expenses and taxes then payable by the Borrower pursuant to Sections 4.01 and 11.05 hereof.

          (b)  Representation and Warranties: No Event of Default. The
               --------------------------------------------------
representations and warranties contained in Section 6.01 of this Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders or the L/C Issuer pursuant hereto on or prior to the Effective Date shall be correct on and as of the Effective Date as though made on and as of such date; and no Event of Default or Potential Default shall have occurred and be continuing on the Effective Date or would result from this Agreement becoming effective in accordance with its terms.

          (c)  Legality. The making of the initial Loans or the issuance of the
               --------
initial Letter of Credit shall not contravene any law, rule or regulation applicable to the Lenders or the L/C Issuer.

          (d)  Delivery of Documents. The Agent shall have received on or before
               ---------------------
the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

               (i) a Note payable to the order of each Lender, duly executed by each Borrower;

               (ii) a Security Agreement, duly executed by each Borrower and Corporate Guarantor;

               (iii)  a Cash Collateral Agreement, duly executed by Jack M.
     Benun;

          (iv) appropriate financing statements on Form UCC-1, duly executed by each Borrower and Corporate Guarantor and duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by the Security Agreements;

          (v) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtors each Borrower and Corporate Guarantor and which are filed in the offices referred to in paragraph (iv) above, together with copies of such financing statements, none of which, except as otherwise agreed to in writing by the Agent, shall cover any of the Collateral;

          (vi) a copy of the resolutions adopted by the Board of Directors of each Borrower and Corporate Guarantor, certified as of the Effective Date by authorized officers thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Borrower and Corporate Guarantor is or will be a party, and (B) the execution, delivery and performance by each Borrower and Corporate Guarantor of each Loan Document and the execution and delivery of the other documents to be delivered by each Borrower and Corporate Guarantor in connection herewith;

          (vii) a certificate of authorized officers of each Borrower and Corporate Guarantor, certifying the names and true signatures of the officers of such Borrower and Corporate Guarantor authorized to sign each Loan Document to which such Borrower and Corporate Guarantor is or will be a party and the other documents to be executed and delivered by such Borrower and Corporate Guarantor in connection herewith, together with evidence of the incumbency of such authorized officers;

          (viii) a certificate of the appropriate official(s) of the states of incorporation or organization and each state of foreign qualification of each Borrower and Corporate Guarantor, certifying as to the subsistence in good standing of, and the payment of taxes by, each Borrower and Corporate Guarantor in such states and listing all charter or organizational documents of such Borrower and Corporate Guarantor on file with such official(s), together with confirmation by telephone or telegram (where available) on the Effective Date from such official(s) as to such matters;

          (ix) a copy of the charter, articles of organization or certificate of formation, as appropriate, of each Borrower and Corporate Guarantor certified by the appropriate official(s) of the state of organization of such Borrower and Corporate Guarantor and as of the Effective Date by an authorized officer of the Borrower;

          (x) a copy of the by-laws or operating agreement, as appropriate, of each Borrower and Corporate Guarantor, certified as of the Effective Date by an authorized officer of such Borrower and Corporate Guarantor;

          (xi) an opinion of Fishbach, Hertan & Ives, New York counsel to the Borrowers and Guarantors, substantially in the form of Exhibit F hereto, and an opinion of special New Jersey counsel to the Borrowers and Corporate Guarantors, substantially in the form of Exhibit G hereto and in each case as to such other matters as the Agent may reasonably request;

          (xii) a certificate of the chief executive officer or the chief financial officer of Happy Kids, certifying as to the matters set forth in subsection (b) of this Section 5.01;

          (xiii) a copy of (A) the Financial Statements together with a certificate of the chief executive officer or chief financial officer of Happy Kids setting forth (x) all existing Indebtedness, guarantees, pending or threatened litigation or claims and other contingent liabilities of the Borrowers and Corporate Guarantors, and (y) all dividends declared or paid since the date of such Financial Statements and all intercompany payments made or obligations incurred to Affiliates outside the ordinary course of Borrowers' business since such date, (B) the preliminary combined balance sheets and combined statements of income and retained earnings of the Borrowers and H.O.T. Kidz as at December 31, 1995, (C) the preliminary individual balance sheet and statements of income and retained earnings of Hawk and J&B as at December 31, 1995, and (D) the projections described in
     Section 6.01(h)(ii) hereof,

          (xiv) a breakdown of Inventory of each Borrower by location in the form specified in Section 7.01(a)(viii)(B) of this Agreement certified by the chief financial officer of Happy Kids;

          (xv) a copy, certified by the chief executive officer of each Borrower, of each executed factoring agreement, (each a "Factoring Agreement" and collectively the "Factoring Agreements"), between a Borrower and the Factor and the Existing Factoring Agreement, and the Factor and each Borrower shall have entered into the CIT Assignment Agreement satisfactory in form and scope to the Agent;

          (xvi) execution and delivery by (A) each of the Existing Lenders of assignments (including UCC-3 assignments) of all rights of the Existing Lenders under the Existing Line Letters and all related security documents and other related agreements, including, without limitation, an assignment by Chemical of the $700,000 mortgage covering the real property located at 1123 East Eighth Street, Brooklyn, New York owned by Jack M. Benun and Francine Benun, (B) each of the Existing Lenders of a termination of any existing collateral assignment of the key man life insurance policy on the life of Jack M. Benun and (C) the Trust Company Bank and the Borrowers of the Trust Company Assignment Agreement satisfactory in form and scope to the Agent (including UCC-3 partial releases);

          (xvii) a certificate of insurance evidencing insurance on the property of the Borrowers and the Corporate Guarantors as is required by
     Section 7.01(h) of this Agreement, naming the Agent as additional insured and loss payee, using a long form loss payee endorsement, for all insurance maintained by the Borrowers and the Corporate Guarantors;

          (xviii) a certificate of an authorized officer of Happy Kids certifying the names and true signatures of those officers of each Borrower and Corporate Guarantor that are authorized to provide Notices of Borrowings and Letter of Credit Applications and all other notices under this Agreement and the Loan Documents;

            (xix) licensor waiver letters, in form and substance satisfactory to the Agent, executed by the Licensors in existence on the date hereof other than Spencer's;

             (xx) a copy of each of the License Agreements as in effect on the date hereof, certified as a true and correct copy thereof by the chief executive officer or the chief financial officer of each of the Borrowers together with a certification that such License Agreements remain in full force and effect and that the Borrowers have not breached or defaulted in any of the obligations under the License Agreement;

            (xxi) (A) a duly executed and delivered mortgage in the amount of $1,199,999 in recordable form in favor of the Agent which shall cover the real property owned by Jack M. Benun and Francine Benun and located at 1123 East Eighth Street, Brooklyn, New York (the "Mortgage"), (B) a current ALTA survey of such property certified to the Agent and to such parties as the Agent may request, accompanied by a satisfactory legal description of such property, (C) a report of a title insurance policy covering such real property interest in an amount reasonably acceptable to the Agent on a form of and issued by a title company reasonably satisfactory to the Agent (the "Title Company") subject only to such exceptions as are satisfactory to the Agent, and (D) evidence that Jack M. Benun shall have paid to the Title Company all expenses of the Title Company in connection with the issuance of such report and in addition shall have paid to the Title Company an amount equal to the recording and stamp taxes (including mortgage recording taxes), if any, payable in connection with recording such mortgage in the appropriate county land offices, each in form and substance reasonably satisfactory to the Agent;

           (xxii)  a copy of a key man life insurance policy on the life of Jack
     M. Benun from a responsible and reputable life insurance company in the amount of $3,000,000, together with a collateral assignment of such life insurance policy to the Agent for the benefit of the Lenders, duly executed by each of the Borrowers, and acknowledged by the home office of the insurance company;

          (xxiii) completed personal financial statements of each of the Individual Guarantors, prepared as of a date no earlier than 30 days prior to the Effective Date, in form and substance reasonably satisfactory to the Agent, together with a schedule of contingent liabilities and guarantees;

          (xxiv) landlord waivers from each of the Borrowers' landlords and contractor waivers from each of the Borrowers' contractors that may from time to time have possession of the Borrowers' Inventory, in each case in form and substance satisfactory to the Agent;

          (xxv) the Subordination Agreement executed by each of the Borrowers and Jack M. Benun;

          (xxvi) a copy of the Subordinated Note, certified by the chief executive officer of Happy Kids;

          (xxvii) a limited guaranty executed by Jack M. Benun and Francine Benun in favor of the Lenders, which party shall provide that recourse thereunder is limited to her interest in the real property located at 1123 East Eighth Street, Brooklyn, New York;

          (xxviii) an assignment of tax refunds duly executed by each of the Individual Guarantors and Francine Benun;

          (xxix) a certificate of the chief financial officer of Happy Kids, certifying as to the matters set forth in subsection (h) of this Section 5.01;

          (xxx) the letter agreement executed by the Borrowers, the Guarantors and Francine Benun with respect to (a) the release of the $500,000 cash collateral pledged to the Agent for the benefit of the Lenders by Jack M. Benun pursuant to the terms of the Cash Collateral Agreement and (b) the reduction of the principal amount of the Mortgage by $499,999 to $700,000; and

          (xxxi) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

          (e)  Proceedings; Receipt of Documents. All proceedings in connection
               ---------------------------------
with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such special counsel may reasonably request.

          (f)  Audit. The Agent may, at its option, obtain an update of the
               -----
audit of the assets and liabilities of the Borrowers and the Corporate Guarantors and the Agent shall be satisfied (in its sole discretion) with the results of such updated audit.

          (g)  Material Adverse Effect. The Lenders shall have determined, in
               -----------------------
their sole judgment, that no Material Adverse Effect shall have occurred after December 31, 1994.

          (h)  Overadvance Amount.  After giving effect to all Loans made and
               ------------------
all Letters of Credit issued or deemed issued on the Effective Date, and after deducting such reserves to the Borrowing Base as the Agent determines to be appropriate for duty and freight in connection with the importation of Inventory, the Overadvance Amount shall not exceed $14,000,000.

          SECTION 5.02.  Conditions Precedent to Loans and Letters of Credit. In
                         ---------------------------------------------------
addition to the requirements of Section 5.01, as a condition precedent to the Agent or any Lender making any Loan, or CIT assisting the Borrowers in establishing, or opening any Letter of Credit, each of the following conditions precedent shall be fulfilled in a manner satisfactory to the Agent:

          (a)  Payment of Fees, Etc. The Borrowers shall have paid all fees,
               --------------------
costs, expenses and taxes then payable by the Borrower pursuant to Sections 4.01 and 11.05 hereof.

          (b)  Representations and Warranties; No Event of Default. The
               ---------------------------------------------------
following statements shall be true, and the submission by the Administrative Borrower to the Agent of a Notice of Borrowing with respect to a Loan and a Borrower's acceptance of the proceeds of such Loan, or the submission by a Borrower of a Letter of Credit Application with respect to a Letter of Credit and the issuance of such Letter of Credit shall be deemed to be a representation and warranty by the Borrowers on the date of such Loan and the date of the issuance of such Letter of Credit that (i) the representations and warranties contained in Section 6.01 of this Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders pursuant hereto on or prior to the date of such Loan or Letter of Credit are correct on and as of such date as though made on and as of such date; and (ii) no Event of Default or Potential Default has occurred and is continuing or would result from the making of the Loan to be made on such date, the issuance of the Letter of Credit to be issued on such date or the acceptance of the Draft to be accepted on such date.

          (c)  Legality. The making of such Loan or the issuance of such Letter
               --------
of Credit shall not contravene any law, rule or regulation applicable to the Agent, CIT, the Lenders or the L/C Issuer.

          (d)  Notices. Except in the case of a borrowing of a Loan pursuant to
               -------
Sections 3.01(a)(ii), 3.07 and 3.08, the Agent shall have received, if requested by the Agent, a Notice of Borrowing pursuant to Section 2.03 hereof no later than 12:00 noon on the date of the proposed borrowing with respect to a Loan or the L/C Issuer shall have received a Letter of Credit Application pursuant to
Section 3.03 hereof not later than 12:00 noon three Business Days prior to the proposed date of issuance of a Letter of Credit.

          (e)  Delivery of Documents. The Agent shall have received such other
               ---------------------
agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to the Agent, as the Agent may reasonably request.

          (f)  Proceedings; Receipt of Documents. All proceedings in connection
               ---------------------------------
with the making of such Loan or the issuance of such Letter of Credit and the other transactions contemplated by this Agreement, and all documents incidental thereto, shall be satisfactory to the

Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such special counsel may reasonably request.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

          SECTION 6.01.  Representations and Warranties of the Borrower. Each
                         ----------------------------------------------
Borrower and Guarantor represents and warrants as follows:

          (a)  Organization, Good Standing, Etc. Each Borrower and Corporate
               --------------------------------
Guarantor (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization set forth in the preamble hereto, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to make the borrowings hereunder and to consummate the transactions contemplated hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

          (b)  Authorization, Etc. The execution, delivery and performance by
               ------------------
each Borrower and Corporate Guarantor of each Loan Document to which it is a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene the charter, articles of organization, certificate of formation, by-laws or operating agreement, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any such Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

          (c)  Governmental Approvals. No authorization or approval or other
               ----------------------
action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by each Borrower and Guarantor of any Loan Document to which it or will be a party.

          (d)  Enforceability of Loan Documents. This Agreement is, and each
               --------------------------------
other Loan Document to which each Borrower and Guarantor is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of the Borrower and the Guarantors, enforceable against each Borrower and Guarantor in accordance with its terms.

          (e)  Inventory Locations; Places of Business; Chief Executive Office.
               ---------------------------------------------------------------
There is no location at which any Borrower has any Inventory (except for Inventory in transit) other than (i) those locations listed on Part A of
Schedule 6.01(e) hereto and (ii) any other locations approved in writing by the Agent pursuant to the definition of "Eligible Inventory". Part B of

Schedule 6.01(e) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Inventory of any Borrower is stored. None of the receipts received by a Borrower from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns. Part C of Schedule 6.01(e) sets forth a complete and accurate list as of the date hereof of (a) each place of business of each Borrower and Corporate Guarantor; and (B) the chief executive office of each Borrower and Corporate Guarantor. Part D of Schedule 6.01(e) sets forth a complete and accurate description and list as of the date hereof of the location, by state and street address, of all real property owned and leased by the Borrowers and the Corporate Guarantors.

          (f)  Subsidiaries. Schedule 6.01(f) hereto is a complete and correct
               ------------
description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of each Subsidiary and Affiliate of each Borrower and Corporate Guarantor in existence on the date hereof, including, in the case of Affiliates of each Borrower and Corporate Guarantor, a description of the relationship, including transactions, between such Affiliates and Borrowers or Corporate Guarantors. All shares of Capital Stock owned by each Borrower and Corporate Guarantor or one or more of its Subsidiaries or Affiliates, as indicated in such Schedule, are owned free and clear of all liens, security interests and other charges and encumbrances.

          (g)  Litigation. Except as set forth on Schedule 6.01(g) hereto, on
               ----------
the Effective Date there is no pending or, to the knowledge of the Borrowers and the Guarantors, threatened action, suit or proceeding affecting any Borrower or Guarantor or any of their respective Subsidiaries before any court or other Governmental Authority or any arbitrator. There is no pending or threatened action, suit or proceeding affecting any Borrower or Guarantor or any of their respective Subsidiaries before any court or other Governmental Authority or any arbitrator which is reasonably likely to result in a Material Adverse Effect.

          (h)  Financial Condition.
               -------------------

               (i) The Financial Statements, copies of which have been delivered to the Lenders, fairly present the financial condition of each Borrower and H.O.T. Kidz and of J&B and Hawk, as applicable, as at the respective dates thereof and the results of operations of such Borrowers and H.O.T. Kidz and J&B and Hawk, as applicable, for the fiscal periods ended on such respective dates, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1994 there has been no Material Adverse Effect.

               (ii) Happy Kids has heretofore furnished to the Agent and the Lenders projected balance sheets, income statements and statements of cash flow for the Borrowers and H.O.T. Kidz prepared on a monthly basis for the period from January 1, 1996 through December 31, 1996. Such projections were believed at the time furnished and on the Effective Date to be reasonable, have been prepared on a reasonable basis and in good faith by Happy Kids, and have been based on assumptions believed by Happy Kids to be reasonable at the time made and on the Effective Date and upon the best information then reasonably available to Happy Kids and have been reviewed by and are acceptable to a financial consultant, acceptable to the Agent and the Lenders, retained by the Borrowers.

          (i)  Compliance with Law, Etc. No Borrower or Corporate Guarantor is
               ------------------------
in violation of its charter, articles of organization, certificate of formation, by-laws or operating agreement, any law or any material term of any agreement or instrument binding on or otherwise affecting it or any of its properties.

          (j)  ERISA. (i) Each Employee Plan is in substantial compliance with
               -----
ERISA and the IRC, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agent, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status,
(iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the IRC at any time during the previous 60 months, and
(v) no lien, security interest or other charge or encumbrance imposed under the IRC or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the IRC at any time during the previous 60 months. No Borrower or Corporate Guarantor nor any of their respective ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, and no Borrower or Corporate Guarantor is aware of any facts indicating that any Borrower or Corporate Guarantor or any of their respective ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the IRC, neither any Borrower or Corporate Guarantor nor any of their respective ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Borrower or Corporate Guarantor or any of their respective ERISA Affiliates or coverage after a participant's termination of employment. Neither any Borrower nor any Corporate Guarantor nor any of their respective ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied. Neither any Borrower nor any Corporate Guarantor nor any of their respective ERISA Affiliates has laid off more than 33% of its employees at any single site of employment in any 90-day period during the last 12 months.

          (k)  Taxes, Etc. All Federal, state and local tax returns and other
               ----------
reports required by applicable law to be filed by each Borrower and Guarantor have been filed, and all taxes, assessments and other governmental charges imposed upon each Borrower or Guarantor or any property of such Borrower or Guarantor and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (l)  Regulation U. No Borrower or Corporate Guarantor is or will be
               ------------
engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (m)  Nature of Business. No Borrower or Corporate Guarantor or any of
               ------------------
their respective Subsidiaries are engaged in any business other than the importation, distribution and sale of infant's and children's apparel.

          (n)  Adverse Agreements, Etc. No Borrower or Guarantor nor any of
               -----------------------
their respective Subsidiaries are a party to any agreement or instrument, or subject to any charter or other restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority or regulatory body, which is reasonably likely to have a Material Adverse Effect.

          (o)  Holding Company and Investment Company Acts. No Borrower or
               -------------------------------------------
Corporate Guarantor is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (p)  Permits, Etc. The Borrowers, the Corporate Guarantors and their
               ------------
respective Subsidiaries have all permits, licenses, authorizations and approvals required for them lawfully to own and operate their business.

          (q)  Title to Properties. The Borrowers, the Corporate Guarantors and
               -------------------
their respective Subsidiaries have good and marketable title to all of their properties and assets, free and clear of all Liens except such as are permitted by Section 7.02(a) hereof.

          (r)  Full Disclosure. No Loan Document or schedule or exhibit thereto
               ---------------
and no certificate, report, statement or other document or information furnished to the Lenders in connection herewith or with the consummation of the transactions contemplated hereby, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading. There is no fact materially adversely affecting the condition or operations, financial or otherwise, or the business or prospects of the Borrowers, the Guarantors or any of their respective Subsidiaries which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

          (s)  Operating Lease Obligations. The Borrowers and the Corporate
               ---------------------------
Guarantors do not have any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth in Schedule 6.01(s) hereto.

          (t)  Environmental Matters. Except as disclosed in Schedule 6.01(t)
               ---------------------
hereto, (i) none of the operations of the Borrowers, the Corporate Guarantors or their respective Subsidiaries are the subject of any federal, state or local investigation to determine whether any remedial action is needed to address the presence, Release or threatened Release of any Hazardous Material into the environment, (ii) the Borrowers, the Corporate Guarantors and their respective Subsidiaries do not have any liability or contingent or potential liability in connection with any Release of any Hazardous Material into the indoor or outdoor environment and none of the Borrowers or Corporate Guarantors knows of any facts, circumstances or conditions likely to give rise to such liability, (iii) the operations of and the properties owned or used by the Borrowers, the Corporate Guarantors and their respective Subsidiaries comply in all respects with all Environmental Laws, and (iv) there has been no Release, generation, use, storage, recycling or treatment of any Hazardous Material on, the Collateral or, to the best knowledge of the Borrowers and the Corporate Guarantors, any property or facility owned, operated or occupied by the Borrowers and the Corporate Guarantors or any of their Subsidiaries.

          (u)  Schedules. All of the information which is required to be
               ---------
scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

          (v)  Insurance. The Borrowers, the Corporate Guarantors and their
               ---------
respective Subsidiaries keep their properties adequately insured and maintain
(i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by them, and (iv) such other insurance as may be required by law or as may be reasonably required in writing by the Agent.

          (w)  Use of Proceeds. The proceeds of the Loans shall be used to repay
               ---------------
existing indebtedness of the Borrowers to the Existing Lenders and for general working capital purposes. The Letters of Credit will be used to purchase and finance Inventory in the ordinary course of the Borrowers' business.

          (x)  Security Interest. The Security Agreements and the Cash
               -----------------
Collateral Agreement create and grant to the Agent, for the benefit of the Lenders, a legal, valid and perfected first priority (except as permitted by Section 7.02(a) hereof) security interest in the Collateral. Such Collateral is not subject to any other Lien whatsoever, except as permitted by Section 7.02(a) hereof.

          (y)  Tradenames. Schedule 6.01(y) hereto sets forth a complete and
               ----------
accurate list as of the Effective Date of all tradenames used by the Borrowers and the Corporate Guarantor on or before the Effective Date.

          (z)  Solvency. After giving effect to the transactions contemplated by
               --------
the terms of this Agreement and before and after giving effect to each Loan and Letter of Credit: (i) the fair value of the assets of each Borrower exceeds the book value of the liabilities of each Borrower and each Corporate Guarantor,
(ii) each Borrower and each Corporate Guarantor is generally able to pay its debts as they become due and payable, and (iii) each Borrower and each Corporate Guarantor does not have unreasonably small capital to carry on its business as it is currently conducted.

          (aa) Material Contracts. Set forth on Schedule 6.01 (aa) hereto is a
               ------------------
complete and accurate list as of the Effective Date of all Material Contracts of the Borrowers and the Corporate Guarantors, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Borrower and Corporate Guarantor that is a party thereto and, to the best of such Person's knowledge, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) there exists no default under any Material Contract by any Borrower and Corporate Guarantor, or to such Person's knowledge, any other party thereto.


                                  ARTICLE VII

                           COVENANTS OF THE BORROWER

          SECTION 7.01.  Affirmative Covenants. So long as any principal of or
                         ---------------------
interest on the Loans or the Reimbursement Obligations or any other Letter of Credit Obligations (whether or not due) shall remain unpaid or the Lenders shall have any Credit Exposure hereunder, each Borrower, each Corporate Guarantor and, where appropriate, each Individual Guarantor will, unless the Required Lenders shall otherwise consent in writing:

          (a)  Reporting Requirements. Furnish to the Lenders:
               ----------------------

               (i) as soon as available, and in any event within 45 days after the end of each of the first and third fiscal quarters in each fiscal year of Happy Kids, combined and combining balance sheets, combined and combining statements of income and retained earnings and combined and combining statements of cash flow of the Borrowers and H.O.T. Kidz as at the end of such quarter; and for the period commencing at the end of the immediately preceding fiscal year and ending with the end of such quarter, setting forth in comparative form the corresponding figures for the corresponding date or period of the immediately preceding fiscal year and setting forth in comparative form the corresponding figures set forth in the financial projections delivered to the Lenders on or prior to the Effective Date and in the most recent financial projections delivered by the Borrowers to the Lenders pursuant to clause (x) of this Section 7.01(a), all in reasonable detail and prepared in accordance with GAAP, duly certified by the chief executive officer of Happy Kids as (A) fairly presenting the financial condition of the Borrowers and H.O.T. Kidz at the end of such quarter and the results of the operations of the Borrowers and H.O.T. Kidz for such periods (subject to normal year-end audit adjustments), and (B) having been prepared in accordance with GAAP;

               (ii) as soon as available and in any event within 60 days after the end of the second fiscal quarter of Happy Kids, combined and combining balance sheets, combined and combining statements of income and retained earnings and combined and combining statements of cash flow of the Borrowers and H.O.T. Kidz for such fiscal quarter and for the six-month period ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding six-month period of the previous fiscal year and setting forth in comparative form the corresponding figures set forth in the financial projections delivered to the Lenders on or prior to the Effective Date and in the most recent financial projections delivered by the Borrowers to the Lenders pursuant to clause (x) of this Section 7.01 (a), all in reasonable detail and prepared in accordance with GAAP and, in the case of the combined financial statements, accompanied by a review report thereon of the Happy Kids' certified public accountants Grant Thornton, LLP or other independent public accountants acceptable to the Agent and the Required Lenders, which report shall state that such accountants reviewed such semi-annual financial statements and that based on such review, such accountants are not aware of any material modifications that should be made in such financial statements in order for them to be in conformity with GAAP;

               (iii) as soon as available, and in any event within 90 days after the end of each fiscal year of Happy Kids, combined and combining balance sheets, combined and combining statements of income and retained earnings and combined and combining statements of cash flow of the Borrowers and H.O.T. Kidz as at the end of such fiscal year, setting forth in comparative form the corresponding figures for the immediately preceding fiscal year and setting forth in comparative form the corresponding figures set forth in the financial projections delivered to the Lenders on or prior to the Effective Date and in the most recent financial projections delivered by the Borrowers to the Lenders pursuant to clause (x) of this
     Section 7.01(a), all in reasonable detail and prepared in accordance with GAAP, and, in the case of the combined financial statements accompanied by an audit report and with an unqualified opinion of Grant Thornton, LLP or other independent certified public accountants of recognized standing selected by Happy Kids and satisfactory to the Agent and the Required Lenders, together with a written statement of such accountants (A) to the effect that, in making the examination necessary for their unqualified opinion of such financial statements, they have not obtained any knowledge of the existence of an Event of Default as it relates to Sections 7(l)(i) through (iii) and insofar as it relates to accounting matters and (B) if such accountants shall have obtained any knowledge of the existence of such Event of Default described in clause (A) above, describing the nature thereof;

               (iv) as soon as available and in any event within 60 days after the end of the second fiscal quarter of Hawk and J&B, balance sheets, statements of income and retained earnings and statements of cash flow of each such Corporate Guarantor for the six-month period ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding six-month period of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, duly certified by the chief executive officer of each such Corporate Guarantor as (A) fairly presenting the financial condition of such Corporate Guarantor at the end of such six-month period and the results of operations of such Corporate Guarantors for such period (subject to year-end adjustments) and (B) having been prepared in accordance with GAAP;

               (v) as soon as available, and in any event within 90 days after the end of each fiscal year of Hawk and J&B, balance sheets, statements of income and retained earnings and statements of cash flow of each such Corporate Guarantor as at the end of such fiscal year, setting forth in comparative form the corresponding figures for the immediately preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP and accompanied by a review report thereon of Grant Thornton, LLP or other independent public accountants acceptable to the Agent and the Required Lenders, which report shall state that such accountants reviewed such annual financial statements and that based on such review, such accountants are not aware of any material modifications that should be made in such financial statements in order for them to be in conformity with GAAP;

               (vi) as soon as available and in any event within 30 days of the end of each month, an internally prepared combined balance sheets, combined statements of income and retained earnings and combined statements of cash flow for such month of the Borrowers and H.O.T. Kidz and for the period commencing at the end of the immediately preceding fiscal year and ending at the end of such month, setting forth in comparative form the corresponding figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP;

               (vii) simultaneously with the delivery of the financial statements required by clauses (i), (ii), (iii), (iv) and (v) of this
     Section 7.01(a), a certificate of the chief executive officer of Happy Kids, (A) stating that such officer has reviewed the provisions of this Agreement and the other Loan Documents to which the Borrowers and the Corporate Guarantors are a party and has made or caused to be made under his supervision a review of the condition and operations of the Borrowers and the Corporate Guarantors during the period covered by such financial statements with a view to determining whether the Borrowers and the Corporate Guarantors were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such officer has no knowledge of, the existence during such period of an Event of Default or Potential Default or, if an Event of Default or such Potential Default existed, describing the nature and period of existence thereof and the action which the Borrowers and the Corporate

     Guarantors propose to take or took with respect thereto, (B) containing a breakdown of the expenses set forth on such financial statements together with any back-up requested by the Agent, and (C) containing a schedule showing the calculations specified in Section 7.01(1) of this Agreement;

               (viii) within 15 days after the end of each month, a schedule, in form and substance reasonably satisfactory to the Agent, current as of the close of business on the last day of such month, certified by the chief executive officer of Happy Kids (A) of all Accounts Receivable of the Borrowers existing on the Effective Date showing separately those which are more than 30, 60, 90 and 120 days old and a description of all Liens, set-offs, defenses and counterclaims with respect thereto reasonably satisfactory to the Agent and current as of the close of business on the last day of such month together with a reconciliation of such schedule with the schedule delivered to the Lenders pursuant to this clause (A) for the prior month and (B) containing a breakdown of the Borrowers' Inventory on a combined basis for all Borrowers and on an individual basis by Borrower, by amount and valued at the lower of cost or market value (which shall include dollar valuation by location and dollar valuation by the season for which the Inventory was manufactured to be sold) and warehouse and production facility location, appropriately completed with information satisfactory to the Agent, incorporating all appropriate month-end adjustments and current as of the close of business on the last day of such month immediately prior to such date;

               (ix) within 15 days after the end of each month, a schedule, in form and substance satisfactory to the Agent, current as of the close of business on the last day of such month, certified by the chief executive officer of Happy Kids, containing all Inventory by style and season, all open orders by style and season and all Inventory by style and season available to be shipped against such orders;

               (x) financial projections, prepared on a monthly basis on or before November 1 of each calendar year for the succeeding calendar year for the Borrowers and H.O.T. Kidz and on or before August 15 of each calendar year for the following "spring season" of the Borrowers and H.O.T. Kidz, such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Borrowers and H.O.T. Kidz to be reasonable at the time made and from the best information then available to the Borrowers and H.O.T. Kidz, provided that, in order to satisfy the requirements of this clause (x), such financial projections must (A) be reasonably acceptable to the Agent and the Lenders and (B) be reviewed by and be acceptable to a financial consultant, acceptable to the Agent and the Lenders, retained by the Borrowers;

               (xi) promptly after submission to any Government Authority all documents and information furnished to such Government Authority in connection with any investigation of any Borrower or Guarantor other than inquiries by such Governmental Authority that will not adversely effect in any material respect any

     Borrower, any Guarantor, the Collateral or the rights of the Lenders, CIT, the Agent or the L/C Issuer under this Agreement or the other Loan Documents.;

               (xii) as soon as possible, and in any event within five days after the occurrence of an Event of Default or Potential Default, or a material adverse change in the condition or operations, financial or otherwise, of the Borrowers, the Guarantors or any of their respective Subsidiaries, the written statement of the chief executive officer or the chief financial officer of Happy Kids, setting forth the details of such Event of Default, Potential Default or material adverse change and the action which the Borrowers and the Guarantors propose to take with respect thereto;

               (xiii) (A) as soon as possible and in any event (1) within 30 days after the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 days after the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, and (3) within 10 days after any of the Borrowers, any of the Corporate Guarantors or any of their respective ERISA Affiliates knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the IRC with respect to an Employee Plan, a statement of the chief financial officer of Happy Kids setting forth the details of such occurrence and the action, if any, which the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within two Business Days after receipt thereof by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates from the PBGC, copies of each notice received by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within five Business Days after receipt thereof by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA and (E) promptly and in any event within 1O days after any of the Borrowers, any of the Corporate Guarantors or any of their respective ERISA Affiliates sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates;

               (xiv) promptly after the commencement thereof but in any event not later than five days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Borrowers or the Guarantors, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which may materially adversely affect the operations or condition, financial or otherwise, of the Borrowers or the Corporate Guarantors;

               (xv) with respect to each Individual Guarantor (A) complete annual financial statements, in form and substance reasonably satisfactory to the Agent, together with a schedule of contingent liabilities, no later than April 30 of each year for the prior calendar year and (B) federal, state and local tax returns no later than 45 days after the filing date, each certified as a true and correct copy thereof, by each of the Individual Guarantors;

               (xvi) as soon as available and in any event (A) within 5 days after receipt or delivery thereof, copies of any notices that the Borrowers receive from or send to any Licensor, other than notices that (1) are made in the ordinary course of business, (2) do not involve matters that will result in a material increase in the obligations or liabilities of the Borrowers under any License Agreement and (3) will not adversely effect in any material respect the Borrowers, the Collateral or the rights of the Lenders, CIT, the Agent or the L/C Issuer under this Agreement or the other Loan Agreements (B) within 5 Business Days after entering into any License Agreement not in effect on the Effective Date, a copy of the License Agreement, and (C) within 5 Business Days prior to the effective date thereof, copies of any amendments, modifications, waivers or other changes to the License Agreements or the Subordinated Note; and

               (xvii) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of the Borrowers or the Guarantors as the Agent from time to time may reasonably request.

          (b)  Guaranties, Etc. Cause each of the Subsidiaries of each Borrower
               ---------------
and Corporate Guarantor to execute and deliver to the Agent promptly upon the formation or acquisition thereof (i) a guaranty, substantially in the form of Exhibit B hereto, guaranteeing the Obligations, and (ii) a security agreement, in form and substance satisfactory to the Agent, securing such guaranty, securing such guaranty, and, in connection with such delivery, cause to be delivered to the Agent, in form and substance satisfactory to the Agent, a favorable written opinion of counsel satisfactory to the Agent as to such matters relating thereto as the Agent may reasonably request, together with such other agreements, instruments, approvals or other documents as the Agent may reasonably request.

          (c)  Compliance with Laws, Etc. Comply, and cause each of their
               -------------------------
respective Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, Environmental Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and

(ii) paying all lawful claims which if unpaid might become a lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (d)  Preservation of Existence, Etc. Maintain and preserve, and cause
               ------------------------------
each of their Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary.

          (e)  Keeping of Records and Books of Account. Keep, and cause each of
               ---------------------------------------
their Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with generally accepted accounting principles consistently applied.

          (f)  Inspection Rights. Permit, and cause each of their Subsidiaries
               -----------------
to permit, the Agent, or any agents or representatives thereof at any time and from time to time during normal business hours to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to conduct audits or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof.

          (g)  Maintenance of Properties, Etc. Maintain and preserve, and cause
               ------------------------------
each of their Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of their Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

          (h)  Maintenance of Insurance. Maintain, and cause each of their
               ------------------------
Subsidiaries to maintain, with responsible and reputable insurance companies or associations insurance (including, without limitation, comprehensive general liability and hazard insurance) with respect to their properties and business, in such amounts and covering such risks, as is required by any Governmental Authority or other regulatory body having jurisdiction with respect thereto and as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

          (i)  Environmental Indemnity. (a) Comply with the requirements of all
               -----------------------
Environmental Laws applicable to each Borrower and Corporate Guarantor and provide to the Agent all documentation in connection with such compliance that the Agent may reasonably request; and (b) not cause or permit the Collateral or any property or facility owned, operated or occupied by the Borrowers, the Corporate Guarantors or any of their respective Subsidiaries to be used for any activities involving, directly or indirectly, the use, generation, treatment, storage, release or disposal of any Hazardous Materials. On behalf of the Borrowers, the Corporate Guarantors and their respective Subsidiaries, the Borrowers jointly and severally hereby agree to defend, indemnify, and hold harmless the Agent, the Lenders and the L/C Issuer, their employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses) arising out of (i) the presence, disposal, release, or threatened release of any Hazardous Materials on any property at any time owned or occupied by the Borrowers or the Corporate Guarantors (or its predecessors in interest or title); (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any investigation, lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; (iv) any violation of any Environmental Law, and/or (v) the breach of any representation or warranty made by the Borrowers and the Corporate Guarantors in Section 6.01(t) hereof or the breach of any covenant made by any of the Borrowers in this Section 7.01(i).

          (j)  Further Assurances. The Borrowers and the Guarantor shall, and
               ------------------
shall cause each Subsidiary to, do, execute, acknowledge and deliver, at the sole cost and expense of the Borrowers all such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, financing statements, notices of assignment, transfers and assurances as the Agent may require from time to time in order to better assure, convey, grant, assign, transfer and confirm unto the Agent, the Lenders and the L/C Issuer the rights now or hereafter intended to be granted to the Agent, the Lenders and the L/C Issuer under this Agreement, any Loan Document or any other instrument under which the Borrowers, the Guarantors or any of their respective Subsidiaries may be or may hereafter become bound for carrying out the intention or facilitating the performance of the terms of the Agreement.

          (k)  Borrowing Base. Maintain all Loans and Letters of Credit in
               --------------
compliance with the then current Borrowing Base.

          (l)  Financial Covenants.
               -------------------

          (i)  Tangible Net Worth. Maintain Combined Tangible Net Worth (before
               ------------------
     any LIFO adjustments made for the prior fiscal year in accordance with
     GAAP) on each date set forth below of at least:

                                                  Minimum Combined
          Date                                    Tangible Net Worth
          ----                                    ------------------
          December 31, 1995                       $5,550,000

          March 31, 1996                          $6,500,000

          June 30, 1996                           $6,100,000

          September 30, 1996                      $7,300,000

          December 31, 1996                       $7,250,000

          (ii)   Working Capital. Maintain Working Capital (before any LIFO
                 ---------------
     adjustments made for the prior fiscal year in accordance with GAAP) on each date set forth below of at least:

                                                   Minimum Working
          Date                                         Capital
          ----                                    ------------------
          March 31, 1996                                $750,000

          June 30, 1996                                 $850,000

          September 30, 1996                          $2,450,000

          December 31, 1996                           $2,350,000

          (iii) Net Loss. (A) Not incur a Cumulative Net Loss (before any LIFO
                --------
     adjustments made for the prior fiscal year in accordance with GAPP) for the Borrowers and H.O.T. Kidz at the end of any fiscal quarter of Happy Kids.

                (B) Not incur a Net Loss of more than $100,000 on a combined basis for Hawk and J&B in any calendar year


          (iv) Upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(x) for a calendar year, Happy Kids and the Lenders shall negotiate in good faith to determine minimum Combined Tangible Net Worth, minimum Working Capital, and combined and individual Net Loss for each Borrower and Corporate Guarantor for the calendar year covered by such projections.

          (m)   Key Man Life Insurance. Maintain at all times key man or other
                ----------------------
life insurance policies on the life of Jack Benun from a responsible and reputable life insurance company in an amount of not less than $3,000,000, together with an assignment of such life insurance policies to the Agent for the benefit of the Lenders.

          (n)   Change in Collateral; Collateral Records. Give the Agent not
                ----------------------------------------
less than thirty days' prior written notice of any change in the location of any Collateral, other than Collateral to be moved to locations that as of the date hereof are known to the Agent and at which the Agent has filed financing statements and otherwise fully perfected its Liens thereon. The Borrowers shall also advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon. The Borrowers agree to execute and deliver to the Agent for the benefit of the Lenders from time to time, solely for the Agent's convenience in maintaining a record of Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral. The Borrowers' failure, however, to promptly give the Agent such statements or schedules shall not effect, diminish or modify or otherwise limit the Lenders' security interest in the Collateral.

          (o)   Financial Consultant. The Borrowers and the Corporate Guarantors
                --------------------
shall retain and cause to be retained at all times during the term of this Agreement a financial consultant reasonably acceptable to the Lenders, and the nature and scope of the work to be performed by such financial consultant shall be reasonably acceptable to the Lenders.

          (p)   Subordinated Debt. On or before February 28, 1996, the Agent
                -----------------
shall have received evidence satisfactory to it that the Borrowers have received from Jack M. Benun proceeds of subordinated debt in an aggregate amount of not less than $200,000, which together with the subordinated debt of $1,200,000 existing on the Effective Date shall be subject to the terms of the Subordination Agreement.

          (q)   Tax Returns. As soon as possible and in any event on or before
                -----------
April 15, 1996, the Individual Guarantors shall file all federal, state and local tax returns and other information necessary to obtain any tax refunds for the 1995 tax year.

          (r)   Tax Audits. As soon as possible and in any event within five
                ----------
days after a written settlement is executed by Happy Kids and the Internal Revenue Service, the Agent shall have received evidence satisfactory to it that the audit by the Internal Revenue Service for the 1991, 1992 and 1993 tax years of Happy Kids has been settled and that the aggregate payments made by Happy Kids in connection with such settlement did not exceed $250,000.

          SECTION 7.02. Negative Covenants. So long as any principal of or
                        ------------------
interest on the Loans or the Reimbursement Obligations or any Letter of Credit Obligations (whether or not due) shall remain unpaid or any Lender shall have any Credit Exposure hereunder, no Borrower or Corporate Guarantor will, without the prior written consent of the Required Lenders:

          (a)   Liens, Etc, Create or suffer to exist, or permit any of their
                ----------
Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of their properties, rights or other assets, whether now owned or hereafter acquired, or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any right to receive income, other than:

          (i)   Liens created pursuant to the Loan Documents;

          (ii) Liens existing on the date hereof, as set forth in Schedule 7.02(a)(ii) hereto, but not the (A) extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or of the Indebtedness secured thereby;

          (iii) Liens for taxes, assessments or governmental charges or levies to the extent that the payment thereof shall not be required by Section 7.01(c) hereof;

          (iv) Liens created by operation of law, such as materialmen's Liens, mechanics' Liens and other similar Liens, arising in the ordinary course of business and securing claims the payment of which shall not be required by
     Section 7.01(c) hereof,

          (v) deposits, pledges or Liens (other than Liens arising under ERISA or the IRC) securing (A) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (B) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, or (C) obligations on surety or appeal bonds, but only to the extent such deposits, pledges or liens are incurred or otherwise arise in the ordinary course of business and secure obligations which are not past due;

          (vi) restrictions on the use of real property and minor irregularities in the title thereto which do not (A) secure obligations for the payment of money or (B) materially impair the value of such property or its use by the Borrowers, the Corporate Guarantors or any of their Subsidiaries in the normal conduct of such Person's business;

          (vii)  Liens created under the Factoring Agreements;

          (viii) purchase money Liens on or purchase money security interests in equipment acquired or held in the ordinary course of business of the Borrowers, the Corporate Guarantors and their Subsidiaries securing Indebtedness not exceeding the aggregate principal amount of $200,000 in any year for the Borrowers, the Corporate Guarantors and their Subsidiaries; and

          (ix)   Liens created under the Existing Factoring Agreement.

          (b)    Indebtedness. Create, incur or suffer to exist, or permit any
                 ------------
of their Subsidiaries to create, incur or suffer to exist, any Indebtedness, other than:

          (i) Indebtedness created hereunder or under the Notes or any Letter of Credit;

          (ii)   Indebtedness existing on the date hereof, as set forth in
     Schedule 7.02(b)(ii) hereto, but not the extension of maturity, refinancing or other modification of the terms thereof if such extension, refinancing or other modification increases the amount of such Indebtedness or results in terms that are more restrictive to the Borrower or Corporate Guarantor;

          (iii) Indebtedness represented by accounts payable incurred in the ordinary course of business;

          (iv) Indebtedness owing to any Borrower or Corporate Guarantor by any other Borrower or Corporate Guarantor;

          (v)    Indebtedness permitted by subsection (c) of this Section 7.02;

          (vi) Indebtedness of any Borrower the payment of which is fully subordinated to the payment of the Obligations on terms fully approved in writing by each Lender, provided that such Indebtedness is not secured;

          (vii)  Indebtedness evidenced by the Subordinated Note;

          (viii) Indebtedness represented by minimum royalty payments under any License Agreement not existing on the Effective Date, provided that the aggregate amount of all such Indebtedness does not exceed $250,000 in any year; and

          (ix) Indebtedness secured by Liens permitted by clause (viii) of subsection (a) of this Section 7.02.

          (c)    Guaranties, Etc. Assume, guarantee, endorse or otherwise become
                 ---------------
directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), in connection with any Indebtedness of any other Person, other than:

          (i) guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

          (ii)   guaranties existing on the date hereof, as set forth in
     Schedule 7.02(c)(ii) hereto, but not any renewal or other modification thereof; and

          (iii) guaranties of the Indebtedness permitted by clause (viii) of subsection (b) of this Section 7.02.

          (d)    Merger, Consolidation, Sale of Asset Etc.
                 ----------------------------------------

                 (A) Merge or consolidate with any Person, or permit any of their Subsidiaries to merge or consolidate with, any Person; provided, however,
                                                             --------  -------
that any Subsidiary of the Borrowers or the Corporate Guarantors may be merged into a Borrower or a Corporate Guarantor or another such Subsidiary, or may consolidate with another such Subsidiary, so long as (i) no other provision of this Agreement would be violated thereby, and (ii) Happy Kids gives the Lenders at least 30 days' prior written notice of such merger or consolidation.

                 (B) Sell, assign, lease or otherwise transfer or dispose of, or permit any of their Subsidiaries to sell, assign, lease or otherwise transfer or dispose of, whether in one transaction or in a series of related transactions, any substantial portion of its properties, rights or other assets (whether now owned or hereafter acquired) to any Person; provided, however, that any
                                            --------  -------
Subsidiary of the Borrowers or the Corporate Guarantors may sell, assign or otherwise transfer its properties, rights or other assets to the Borrowers or the Corporate Guarantors or to another such Subsidiary so long as (x) no other provision of this Agreement would be violated thereby and (y) Happy Kids gives the Lender at least 30 days' prior written notice of such sale, assignment or other transfer.

          (e)  Change in Nature of Business. Make, or permit any of their
               ----------------------------
Subsidiaries to make, any change in the nature of its business as carried on at the date hereof.

          (f)  Investments, Etc. Make, or permit any of its Subsidiaries to
               ----------------
make, any loan or advance to any Person or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any capital stock, properties, assets or obligations of, or any interest in, any Person, other than:

          (i)  Permitted Investments; and

          (ii) investments existing on the date hereof, as set forth in Schedule 7.02(f)(ii) hereto.

          (g)  Lease Obligations. Create, incur or suffer to exist, or permit
               -----------------
any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) obligations under Capitalized Leases (other than the existing Capitalized Leases set forth on Schedule 7.02(g) hereto) which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Borrowers, the Corporate Guarantors and their respective Subsidiaries in any 12-month period to exceed the amounts set forth in subsection (h) of this Section 7.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Borrowers, the Corporate Guarantors and their Subsidiaries in any 12-month period to exceed $100,000 or such greater amount as shall be approved by the Required Lenders.

          (h)  Capital Expenditures. Make or be committed to make, or permit any
               --------------------
of its Subsidiaries to make or be committed to make, any expenditure (by purchase or capitalized lease) for fixed or capital assets other than expenditures (including obligations under Capitalized Leases) which would not cause the aggregate amount of all such expenditures to exceed $200,000.

          (i)  Dividends, Prepayments, Etc.
               ---------------------------

               (1) Declare or pay any dividends or distributions, purchase or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders or members as such, or make any other payment or distribution of assets to its stockholders or members as such, or permit any of its Subsidiaries to do any of the foregoing, provided that, so long as after giving effect to any Tax
                --------
     Distribution no Event of Default shall have occurred and be continuing, any Borrower or Corporate Guarantor that is a Subchapter S Corporation or a limited liability company (a "Non-Taxed Entity") may make a tax distribution (the "Tax
                                                                      ---
     Distribution") with respect to each fiscal year of such Non-Taxed Entity
     ------------
     which, in the aggregate, may be equal to the amount of the income tax liability such Non-Taxed Entity would have had for such fiscal year if such Non-Taxed Entity were an individual subject to federal, state of New York and City of New York income tax at the highest applicable marginal tax rates in effect in each jurisdiction for such year and taking into account the deductibility of the state and city income taxes for federal purposes and the characterization of the income of such Non-Taxed Entity as ordinary income or capital gain, as appropriate, provided further, that the Tax
                                             -------- -------
     Distribution with respect to a fiscal year of such Non-Taxed Entity is paid by such Non-Taxed Entity, within 20 days of (A) the estimated tax payment date, in the amount of the estimated tax due on such date calculated in accordance with this proviso or (B) the date the tax return with respect to such taxes is due, in the amount of such taxes less all prior Tax Distributions.

               (2) Purchase or otherwise acquire for value any Capital Stock of any Borrower or Corporate Guarantor or make any payment or prepayment of principal of, premium, if any, or interest on, or redeem, defease or otherwise retire, any other Indebtedness of any Borrower or any Corporate Guarantor before its scheduled due date.

          (j)  Sale of Notes, Etc. Sell, discount or otherwise dispose of notes,
               ------------------
Accounts Receivable or other obligations owing to the Borrowers or the Corporate Guarantors except for collection in the ordinary course of business.

          (k)  Compromise of Receivable. Compromise or adjust any of the
               ------------------------
Accounts Receivable (or extend the time for payment thereof) or grant any discounts, allowance or credits thereon, in each case other than in the normal course of business.

          (1)  Federal Reserve Regulations. Permit any Loan or the proceeds of
               ---------------------------
any Loan under this Agreement to be used for any purpose which violates or is inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          (m)  Transactions with Affiliates.
               ----------------------------

               (1) Enter into or be a party to, or permit any of its Subsidiaries to enter into or be a party to, any transaction with any Affiliate of the Borrowers or the Guarantors except (i) as otherwise provided herein and in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business for fair consideration and on terms no less favorable to such Borrower, Guarantor or such Subsidiary as are available from unaffiliated third parties and (ii) transactions among the Borrowers and the Corporate Guarantors.

               (2) Permit (i) the aggregate invoice amount of all Accounts Receivable due to the Borrowers and the Corporate Guarantors from Suzzette Kiddie Togs to exceed $390,000 on the Closing Date, provided that such amount shall be reduced upon each payment with respect to such Accounts Receivable until such amount is reduced to an amount of not more than $350,000 and therefore such amount shall not exceed $350,000 at any time or (ii) the aggregate Accounts Receivable due to the Borrowers and H.O.T. Kidz from Hawk and J&B to exceed $1,450,000 at any time outstanding, provided that any reduction (cash or otherwise) of such Accounts Receivable shall permanently reduce the amount of Accounts Receivable permitted by this clause (ii).

          (n)  License Agreements. Agree to any material amendment or other
               ------------------
material change to, or waive any of its rights under, any License Agreement without the prior written consent of all the Lenders, which consent shall not be unreasonably withheld, provided that, any amendment or change that extends or
                       -------------
expands the product categories set forth in any License Agreement (on terms substantially the same as those in such License Agreement) shall not require the prior written consent of all Lenders if any increase in the minimum royalty payment accompanying such amendment or change is permitted under clause (viii) of Section 7.02(b) hereof.

          (o)  Amendment or Waiver of Subordinated Notes; Prepayment of
               --------------------------------------------------------
Subordinated Debt. (i) Agree, or permit any of its Subsidiaries to agree, to any
-----------------
amendment or other change to (or make any payment consistent with any amendment or other change to), or waive any of its rights under, the Subordinated Note or refinance any of the Subordinated Debt evidenced by the Subordinated Note without obtaining the prior written consent of the Required Lenders to such amendment, modification, payment, waiver, change or refinancing.

               (ii) Directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the payment, prepayment, redemption, defeasance or retirement of any Subordinated Debt, provided that the Borrowers may make interest payments on
                       --------
not more than S500,000 of the principal amount of such Subordinated Debt pursuant to the terms of the Subordination Agreement.


                                 ARTICLE VIII

                     MANAGEMENT, COLLECTION AND STATUS OF
                   ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

          SECTION 8.01. Management of Collateral. After the occurrence of an
                        ------------------------
Event of Default, the Agent may, subject to the requirements of the Factoring Agreements and the CIT Assignment Agreement, send a notice of assignment and/or notice of the Agent's security interest to any and all Account Debtors or any third party holding or otherwise concerned with any of the Collateral, and thereafter the Agent shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. The Borrowers and the Corporate Guarantors shall not without prior written consent of the Agent, grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except, prior to the occurrence of an Event of Default, as permitted by Section 7.02(k) hereof.

          (b)  (i)    Subject to the requirements of the Factoring Agreements
and the CIT Assignment Agreement, the Borrowers and the Corporate Guarantors hereby constitute the Agent or its designee on behalf of the Agent as the Borrowers' and the Corporate Guarantors' attorney-in-fact with power to endorse a Borrower's or Corporate Guarantor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession, to sign a Borrower's or Corporate Guarantor's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors, assignments and verifications of Accounts Receivable and notices to Account Debtors, to send verification of Accounts Receivable, and upon the acceleration of the Loans and any other Obligations under the Loan Documents following an Event of Default, to notify the Postal Service authorities to change the address for delivery of mail addressed to the Borrowers and the Corporate Guarantors to such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designate shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans and any other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

               (iii) Subject to the requirements of the Factoring Agreements and the CIT Assignment Agreement, the Agent, without notice to or consent of any Borrower or any Corporate Guarantor upon the occurrence and during the continuance of an Event of Default (A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts Receivable or any securities, instruments or insurance applicable thereto and/or release the Account Debtor thereon; (B) is authorized and empowered to accept the return of the goods represented by any of the Accounts Receivable, and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of any Borrower or Corporate Guarantor any and all checks, drafts, and other instruments for the payment of money relating to the Accounts Receivable. Each Borrower or Corporate Guarantor hereby waives notice of presentment, protest and non-payment of any instrument so endorsed, all in a commercially reasonable manner and without discharging or in any way affecting liability hereunder.

          (c) Nothing herein contained shall be construed to constitute any Borrower or any Corporate Guarantor as agent of the Agent or the Lenders or any purpose whatsoever, and the Agent and the Lenders shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts or omissions of the Agent or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent or the Lenders shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts or omissions of the Agent or the Lenders constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent or the Lenders, by anything herein or in any assignment or otherwise, do not assume any of Borrowers' or Corporate Guarantors' obligations under any contract or agreement assigned to the Agent and the Agent or the Lenders shall not be responsible in any way for the performance by such Borrower or Corporate Guarantor of any of the terms and conditions thereof

          (d) If any of the Accounts Receivable includes a charge for any tax payable to any Governmental Authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for any Borrower's or any Corporate Guarantor's account and to charge such Borrowers or Corporate Guarantors therefor. Such Borrower or Corporate Guarantor shall notify the Agent if any Accounts Receivable include any taxes due to any such authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Accounts Receivable and shall not be liable for any taxes that may be due from such Borrower or Corporate Guarantor by reason of the sale and delivery creating such Accounts Receivable.

          SECTION 8.02. Accounts Receivable Documentation. Subject to the
                        ---------------------------------
requirements of the Factoring Agreements and the CIT Assignment Agreement, each Borrower and Corporate Guarantor will at such intervals as the Agent may require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Agent and furnish such further schedules and/or information as the Agent may require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advises, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, each Borrower or Corporate Guarantor shall notify the Agent of any non-compliance in respect of the representations, warranties and covenants contained in Section 8.03 below. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral. Any Borrower's or Corporate Guarantor's failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien on the Collateral. Subject to the requirements of the Factoring Agreements, each Borrower and Corporate Guarantor shall not re-date any invoice or sale or make sales on extended dating beyond that customary in such Borrower's or Corporate Guarantor's industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Agent and providing the Agent with copy of such re-billing, identifying the same as such. If any Borrower or Corporate Guarantor becomes aware of anything materially detrimental to any of Borrower's or Corporate Guarantor's customers' credit, such Borrower or Corporate Guarantor will promptly advise the Agent thereof.

          SECTION 8.03. Status of Accounts Receivable and Other Collateral.
                        --------------------------------------------------
With respect to Collateral of any Borrower or any Corporate Guarantor at the time the Collateral becomes subject to the Agent's security interests, each Borrower or Corporate Guarantor covenants, represents and warrants:

          (a) such Borrower or Corporate Guarantor shall be the sole owner, free and clear of all Liens, except in the favor of the Agent for the benefit of the Lenders or otherwise permitted hereunder, of and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral;

          (b) each Account Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to any absolute sale and delivery upon the specified terms of goods sold by such Borrower or Corporate Guarantor, or work, labor and/or services theretofore rendered by such Borrower or Corporate Guarantor;

          (c) no Account Receivable is subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto or discounts and allowances as may be customary in such Borrower's or Corporate Guarantor's business, and each of such Accounts Receivable will be paid when due;

          (d) none of the transactions underlying or giving rise to any Accounts Receivable shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms;

          (e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by such Borrower or Corporate Guarantor at or before the time such Accounts Receivable is created;

          (f) all documents and agreements relating to Accounts Receivable shall be true and correct and in all respects what they purport to be;

          (g) all signatures and endorsements that appear on all documents and agreements relating to Accounts Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract;

          (h) such Borrower and Corporate Guarantor shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Agent shall reasonably require;

          (i) such Borrower and Corporate Guarantor will immediately notify the Agent if any of their accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof and will execute any instruments and take any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act;

          (j) such Borrower and Guarantor will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral;

          (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, as such term is defined in the UCC, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Agent as additional Collateral;

          (l) such Borrower and Corporate Guarantor shall not redate any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry;

          (m) such Borrower and Corporate Guarantor shall conduct a physical count of its Inventory at such intervals as the Agent may request and such Borrower and Corporate Guarantor shall promptly supply the Agent with a copy of such count accompanied by a report of the value (based on the lower of cost or market value) of such Inventory, provided that prior to the occurrence of an Event of Default or Potential Default such Borrower or Corporate Guarantor shall not be required to conduct a physical count of its Inventory more frequently than twice each fiscal year; and

          (n) such Borrower and Corporate Guarantor is not and shall not be entitled to pledge the Agent's or the Lenders' credit on any purchases for or any purpose whatsoever.

          SECTION 8.04.  Collateral Custodian. Upon the occurrence of an Event
                         --------------------
of Default or Potential Default, the Agent may at any time and from time to time employ and maintain in the premises of such Borrower and Corporate Guarantor a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's interests. Such Borrower and Corporate Guarantor hereby agrees to cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent, by reason of the employment of the custodian shall be charged to the Loan Account.


                                  ARTICLE IX

                           THE AGENT AND L/C ISSUER

          SECTION 9.01.  Authorization and Action. Each Lender (and each
                         ------------------------
subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes CIT, in its capacity as Agent (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder paid to the Agent, and, subject to Section 2.05 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notice or agreements to the Lenders, and (iii) subject to Section 11.03 of this Agreement, to take such action as Agent deems appropriate on its behalf to administer the Loans, Letters of Credit and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) and authorizes Chemical, in its capacity as L/C Issuer to issue and administer the Letter of Credit, in each case together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent and the L/C Issuer shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, that the L/C Issuer shall not be required
                  --------  -------
to refuse to honor a drawing under any Letter of Credit and the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to all Lenders. The Agent shall promptly notify each Lender anytime that the Required Lenders have instructed the Agent to act or to refrain from acting pursuant to this Agreement.

          SECTION 9.02. Borrower's Default. In the event that (i) any Borrower
                        ------------------
fails to pay when due the principal of or interest on any Note or any Reimbursement Obligation or any fee payable hereunder, or (ii) the Agent receives written notice of the occurrence of an Event of Default, the Agent shall promptly give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default as it shall be directed to take by the Required Lenders; provided, however, that, unless and until the Agent
                      --------  -------
shall have received such directions, the Agent may take such action or refrain from taking such action hereunder or under the other Loan Documents with respect to an Event of Default, or Potential Default, as it shall deem advisable in the best interest of the Lenders.

          SECTION 9.03. Agent's Reliance, Etc. The Agent and the L/C Issuer or
                        ---------------------
any of their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent and the L/C Issuer, as appropriate (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 11.09 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or the L/C Issuer or counsel to the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Lenders' lien or security interest thereon, or the Borrowing Base or any certificate prepared by the Borrower in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain the Borrowing Base or any portion of the Collateral; and
(vii) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 9.04. CIT. With respect to the Loans made by it and the Notes
                        ---
issued to it and the Letters of Credit, CIT and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "any Lenders" shall, unless otherwise expressly indicated, include CIT in its individual capacity. CIT and its Affiliates may accept deposits from, lend money to, act as trustee or paying agent under indentures of, and generally engage in any kind of business with, any Borrower or any Guarantor, any of their Affiliates, or any Person who may do business with or own securities of any Borrower or Guarantor, or any of their Affiliates, all as if CIT were not the Agent and without any duty to account therefor to any Lenders. The Lenders acknowledge and agree that the Factor and the L/C Issuer, an Affiliate of the Agent, may take actions which are not in the interests of, or may have an adverse effect on, the Lenders, or may omit to take actions which would be in the interests of, or would have a favorable effect on, the Lenders, and (iii) the Lenders will not assert any claim against the Agent based on actions or omissions by the L/C Issuer and will not assert any such actions or omissions as a defense or offset to the Lenders' obligations hereunder.

          SECTION 9.05. Lender Credit Decision. Each Lender acknowledges that
                        ----------------------
it has, independently and without reliance upon the Agent or any other Lender, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

          SECTION 9.06. Indemnification. Each Lender agrees to indemnify and
                        ---------------
hold harmless the Agent and the L/C Issuer (to the extent not reimbursed by any Borrower or any Guarantor), ratably according to the Pro Rata Shares of each Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or the L/C Issuer in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent or the L/C Issuer under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable to the Agent or the L/C Issuer
--------  -------
for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements for which there has been a final judicial determination that such resulted from the Agent's or the L/C Issuer's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent and the L/C Issuer promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees, disbursements and other charges) incurred by the Agent and the L/C Issuer in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Agent or the L/C Issuer is not reimbursed in full for such expenses by the Borrowers. The obligations of each Lender under this Section
9.06 shall survive the termination of the Agreement and the other Loan Documents and the payment of all other obligations of the Agent and the Lenders under the Agreement and the other Loan Documents.

          SECTION 9.07 Successor Agent. The Agent may resign at any time by
                       ---------------
giving written notice thereof to the Lenders and Happy Kids and the Agent may be removed at any time with or without cause by all Lenders other than CIT, provided that the Agent may not be removed unless, as a condition to any such removal, all Loans, Letters of Credit Obligations and all other Obligations or amounts payable to CIT by the Borrowers and the other Lenders are paid in full or purchased in full. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, reasonably acceptable to Happy Kids, with such rights and obligations hereunder as those previously held by the retiring Agent, provided, the successor Agent may be appointed by the Required
                --------
Lenders without any consultation with or consent of Happy Kids if an Event of Default or Potential Default has occurred. If no successor Agent shall have been so appointed by the Required Lenders, been accepted by Happy Kids, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank or other financing institution organized under the laws of the United States of America or any State thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal hereunder as the Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          SECTION 9.08. Collateral Matters.
                        ------------------

          (a) The Agent may from time to time, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by any Borrower, any Guarantor or other Person of the Loans, Reimbursement Obligations or Letters of Credit and other Obligations or to pay any other amount chargeable to such Borrower or Guarantor pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section
11.05. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. Without limitation to its obligations pursuant to Section 9.06, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate.

          (b) The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by any Borrower or any Guarantor or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent herein or pursuant hereto, have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 9.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.


                                   ARTICLE X

                               EVENTS OF DEFAULT

          SECTION 10.01. Event of Default. If any of the following Events of
                         ----------------
Default shall occur and be continuing:

          (a) Any Borrower or any Guarantor shall (i) fail to pay any principal of any Loan, any Agent Advance or any Reimbursement Obligation when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (ii) fail to pay any interest on any Loan. any Agent Advance or any Reimbursement Obligation, or any fee or other amount when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and in the case of clause (ii), such failure shall remain unremedied for three days;

          (b) Any representation or warranty made by any Borrower or Guarantor or any officer of such Borrower or Guarantor under or in connection with any Loan Document shall have been incorrect in any material respect when made;

          (c)  Any Borrower or any Guarantor shall fail to perform or observe
(i) any covenant contained in paragraphs (b), (c), (d), (f), (h), (j) (k), (1),
(m), (n), (o), (p) or (q) of Section 7.01, Section 7.02 or Article VIII hereof,
(ii) any covenant contained in paragraphs (a) (other than clauses (viii), (ix), (xii), (xiv) and (xvi) thereof), (e), (g), (i) or (r) of Section 7.01 hereof and such failure shall continue unremedied for ten days, or (iii) any covenant contained in clauses (viii), (ix), (xii), (xiv) and (xvi) of Section 7.01 (a) and such failure shall continue unremedied for three days;

          (d) Any Borrower or any Guarantor shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document and to be performed or observed by such Borrower or Guarantor and such failure, if capable of being remedied, shall remain unremedied for 10 days after written notice thereof shall have been given by the Agent to such Borrower;

          (e) Any Borrower or any Guarantor shall fail to pay any principal or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Notes) in excess of $100,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness in excess of such amount shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof,

          (f) Any Borrower or any Guarantor (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Borrower or Guarantor or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

               (g) Any proceeding shall be instituted against any Borrower or any Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Borrower or such Guarantor or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

               (h) Any material provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Borrower or Guarantor, or a proceeding shall be commenced by any Borrower, any Guarantor or any Governmental Authority or other regulatory body having jurisdiction over such Borrower or Guarantor, seeking to establish the invalidity or unenforceability thereof, or any Borrower or any Guarantor shall deny in writing that such Borrower or such Guarantor has any liability or obligation purported to be created under any Loan Document;

               (i) The Security Agreements, the Mortgage, the Cash Collateral Agreement, or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on any Collateral purported to be covered thereby;

               (j) One or more judgments or orders (other than a judgment or award described in subsections (f) or (g) of this Section 10.01) for the payment of money exceeding any applicable insurance or bond coverage by more than $100,000 in the aggregate for the Borrowers or the Guarantors shall be rendered against any Borrowers or any Guarantors and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or
(ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

               (k) Any Borrower or Corporate Guarantor or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, such Borrower or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $100,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, such Borrower's or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $100,000;

               (l) Any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Borrower by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $100,000 (or, in the case of a Termination

Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the IRC, the
liability is in excess of such amount);

               (m) A change in the condition or operations, financial or otherwise, of any Borrower or any Guarantor that may have a Material Adverse Effect, as determined by the Required Lenders in their sole discretion, shall occur after the Effective Date and written notice thereof shall have been given to such Borrower or Guarantor by the Agent;

               (n) A default or event of default shall occur under any Factoring Agreement, any Factoring Agreement shall terminate or any Borrower shall give a notice to the Factor terminating any Factoring Agreement;

               (o)  A Change of Control shall have occurred; or

               (p) A breach, default or event of default shall occur under any License Agreement if the effect of such breach, default or event of default is to permit any Licensor to terminate its respective License Agreement, or any Licensor shall exercise any remedy with respect to a breach, default or event of default under any License Agreement; then, and in any such event, the Agent may and, upon the direction of the Required Lenders, shall by notice to any Borrower, (i) declare the Total Credit Exposure to be reduced to zero, whereupon the Total Credit Exposure shall forthwith be reduced to zero, (ii) declare all Loans and all Reimbursement Obligations, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Loans, all Reimbursement Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower and Guarantor; provided, however, that upon the occurrence of
                                --------  -------
any Event of Default described in subsections (f) or (g) of this Section 10.01, the Loans and all Reimbursement Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by each Borrower and Guarantor, and (iii) exercise any and all of its other rights under applicable law, hereunder and under the other Loan Documents.

               SECTION 10.02. Deposit for Letters of Credit. Upon demand by the
                              -----------------------------
 Agent after the occurrence of any Event of Default, the Borrowers shall deposit with the Agent with respect to each Letter of Credit then outstanding cash or equivalents, acceptable to the Agent, readily convertible into cash in an amount equal to the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Agent in a joint non-interest bearing account maintained at the Payment Office of the Agent as security for, and to provide for the payment of, the Letter of Credit Obligations.

                                  ARTICLE XI

                                 MISCELLANEOUS

               SECTION 11.01  Termination. (a) Except as otherwise permitted
                              -----------
herein, the Administrative Borrower may terminate the Total Credit Exposure and this Agreement only as of a Termination Anniversary Date and then only by giving the Agent not less than sixty (60) days prior written notice of termination. Notwithstanding the foregoing, the Agent may terminate the Total Credit Exposure and this Agreement immediately, by notice to the Administrative Borrower upon the occurrence of an Event of Default, provided, however, that if the Event of Default is an event listed in Sections 10.01(f) or (g) of this Agreement, the Agent may regard the Total Credit Exposure and the Agreement as terminated and notice to that effect is not required. The Total Credit Exposure and this Agreement, unless terminated as herein provided on a Termination Anniversary Date, shall automatically continue to the next Termination Anniversary Date. All Obligations shall become due and payable as of the date of any termination under this Section 11.01 and, pending a final accounting, the Agent may withhold any balances in the Loan Account (unless supplied with an indemnity satisfactory to the Agent) to cover all of the Obligations, whether absolute or contingent. All of the Agent's and the Lenders' rights and Liens shall continue after any termination until all Obligations for the payment of money have been paid in cash and satisfied in full and all Letters of Credit have been canceled and returned to the L/C Issuer. After such payment and satisfaction, the Agent and the Lenders will, upon the reasonable request of the Administrative Borrower, execute all documents necessary to release, without recourse, representation and warranty and at the expense of the Borrowers, its Liens granted pursuant to the terms of this Agreement and the other Loan Documents.

               (b) Any Lender may elect not to renew its Credit Exposure by giving the Agent, the other Lenders and the Administrative Borrower written notice of its intention not to renew its Credit Exposure not less than sixty
(60) days prior to a Termination Anniversary Date. If such Lender does not assign its rights, interests and obligations under this Agreement pursuant to
Section 11.09 hereof, then the Credit Exposure of such Lender shall be terminated as of such Termination Anniversary Date. The Borrowers hereby, jointly and severally, agree to pay to the Agent on such Termination Anniversary Date, for the account of such non-renewing Lender, the principal amount of, and all accrued interest on, such Lender's Pro Rata Share of all funded Loans and Reimbursement Obligations, together with any amounts payable to such Lender pursuant to Section 11.17 and any fees or other amounts owing to such Lender under this Agreement and such Lender's Note. If the Agent makes any Loan or Agent Advance or assists a Borrower in opening or establishing any Letter of Credit, during the period between giving notice of its intention to not renew its Credit Exposure and such Termination Anniversary Date, the obligations of such non-renewing Lender pursuant to Sections 2.05, 3.01 (a)(ii), 3.02, 4.02 and
9.08 of the Financing Agreement shall be irrevocable, absolute and unconditional with respect to such Loan, Agent Advance or Letter of Credit. Notwithstanding such termination and repayment, the non-renewing Lender shall remain obligated to the Agent under Sections 3.02, 3.03(b), 3.07 and 3.08 for its Pro Rata Share (calculated immediately prior to the Termination Anniversary Date on which such termination became effective) of the aggregate maximum amount available for drawing under all outstanding Letters of Credit on such Termination

Anniversary Date (the "Retained Obligations") until all Retained Obligations have been paid in full and the Letters of Credit giving rise to such Retained Obligations have been canceled. After the effective date of any such termination and repayment pursuant to this Section 11.01(b), for purposes of Sections
3.02, 3.03(b), 3.07 and 3.08 of this Agreement such non-renewing Lender's Pro Rata Share shall be a fraction (expressed as a percentage) the numerator of which shall be the Retained Obligations and the denominator of which shall be the aggregate amount of all unpaid Loans, Agent Advances and Letters of Credit Obligations.

               SECTION 11.02. Notices, Etc. All notices and other communications
                              ------------
provided for hereunder shall be in writing and shall be mailed, telecopied, telexed, telegraphed or delivered, if to any Lender, at its address specified under its signature on the signature pages hereof, if to any Borrower or any Guarantor, at the following address:

     Happy Kids, Ltd.
     100 West 33rd Street
     Suite 1100
     New York, New York 10001
     Attention: Jack M. Benun

     Telephone:  (212) 695-1511
     Telecopier: (212) 736-0397

with a copy to:

     Fishbach, Hertan & Ives
     919 Third Avenue
     New York, New York 10022
     Attention: Myron Fishbach, Esq.

     Telephone:  (212) 752-4433
     Telecopier: (212) 593-2441

and if to the Agent, to it at the following address:

     The CIT Group/Commercial Services, Inc.
     1211 Avenue of the Americas
     New York, New York 10036
     Attention: Anthony Lombardi
                Vice President

     Telephone:  (212) 382-7295
     Telecopier: (212) 382-9036
with a copy to:

     Schulte Roth & Zabel
     900 Third Avenue
     New York, New York 10022
     Attention: Frederic L. Ragucci, Esq.

     Telephone: (212) 758-0404
     Telecopier: (212) 593-5955

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.02. All such notices and other communications shall be effective (i) if mailed, when received or five days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and such telecopy is confirmed within a reasonable time by mail or by delivery, (iii) if telexed, when the appropriate answerback is received, (iv) if telegraphed, when delivered to the telegraph company, or (v) if delivered, upon delivery, except that notices to the Agent or the L/C Issuer pursuant to Articles II and III hereof shall not be effective until received by the Agent.

               SECTION 11.03. Amendments, Etc.  No amendment or waiver of any
                              ---------------
provision of this Agreement or the other Loan Documents. and no consent to any departure by any Borrower or Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by such Borrower or Guarantor and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in
       --------  -------
writing and signed by all the Lenders, (i) increase the Total Credit Exposure,
(ii) reduce the principal of, or interest on, the Loans or the Reimbursement Obligations, (iii) postpone any date, fixed for any payment of principal of, or interest or fees on. the Loans or Reimbursement Obligations, (iv) change the percentage of the Credit Exposures or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents) or the Guarantors (other than inactive Guarantors),
(vi) amend Sections 7.01(a)(i), 7.01(a)(ii), 7.01(a)(iii), 7.01(a)(iv),
7.01(a)(v), 7.01(a)(vi), 7.01(a)(vii), 7.01(a)(x) or, 7.01(a)(xii), (vii) amend, modify or waive Sections 7.01(I) or 11.01 or this Section 11.03, or (viii) amend the definition of "Eligible Inventory",. "Eligible Receivables" or "Borrowing Base" if the effect of such amendment is to increase the Borrowing Base availability of the Borrowers, provided, further, that (A) no amendment, waiver
                               --------  -------
or consent shall, unless in writing and signed by the Agent and L/C Issuer, affect the rights or duties of the Agent or L/C Issuer with respect to the Letters of Credit (but not in its capacity as a Lender) under this Agreement or the other Loan Documents, and (B) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer, amend any provision of Article III.

               SECTION 11.04. No Waiver: Remedies, Etc.  No failure on the part
                              ------------------------
of the L/C Issuer, any Lender or the Agent to exercise, and no delay in exercising, any night hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the L/C Issuer, the Lenders and the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lenders, the L/C Issuer and the Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lenders, the L/C Issuer and the Agent to exercise any of their rights under any other Loan Document against such party or against any other Person.

               SECTION 11.05. Fees, Costs, Expenses and Taxes. The Borrowers
                              -------------------------------
agree to jointly and severally pay or cause to be paid, on demand, and to save the Agent and the Lenders harmless against liability for the payment of, all reasonable out-of-pocket expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees and expenses of counsel for the Agent and the Lenders, accounting, due diligence, periodic field audits, investigation, monitoring of assets, syndication, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Agent and the Lenders from time to time arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agent's and the Lenders' rights under this Agreement or the other Loan Documents,, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against the Borrowers or the Guarantors, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien on any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrowers or any Guarantors, (j) the receipt of any advice with respect to any of the foregoing, (k) all liabilities and reasonable costs arising from or in connection with the past, present or future operations of the Borrowers and the Guarantors involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any reasonable costs or liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Borrowers and the Guarantors, or (m) any liabilities or reasonable costs incurred in connection with any Lien arising under any Environmental Law. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers jointly and severally agree to pay all stamp, document, transfer, recording or filing taxes or fees (including, without limitation, mortgage recording taxes) and similar impositions now or hereafter reasonably determined by the Agent or any of the Lenders to be payable in connection with this Agreement or any other Loan Document, and the Borrowers jointly and severally agree to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, and (y) upon the occurrence and during the continuance of an Event of Default, if the Borrowers or any Loan Party fail to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers.

               SECTION 11.06. Happy Kids as Agent for Borrowers. Each Borrower
                              ---------------------------------
hereby irrevocably appoints Happy Kids as the borrowing agent and attorney-in-fact for the Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower). Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Agent with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower to provide the Agent with all notices and to take all action as the Administrative Borrower deems appropriate with respect to all Letters of Credit under this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agent, the L/C Issuer nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Agent, the L/C Issuer and the Lenders to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees (as hereinafter defined) and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Borrowers as herein provided, (b) the Agent, the Lenders and the L/C Issuer relying on any instructions of the Administrative Borrower, or
(c) any other action taken by the Agent, the L/C Issuer or any Lender hereunder or under the other Loan Documents.

               SECTION 11.07. Right of Set-off. Upon the occurrence and during
                              ----------------
the continuance of any Event of Default, each Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Borrower or Guarantor (any such notice being expressly waived by the Borrowers and Guarantors) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or Guarantor against any and all joint and several obligations of the Borrowers now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Such set-off shall be subject to the provisions of Section 4.03. Such Lender agrees to notify the Administrative Borrower promptly after any such set-off and application made by such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent under this Section 11.07 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

               SECTION 11.08. Severability. Any provision of this Agreement, or
                              ------------
of any other Loan Document to which any Borrower or any Guarantor is a party, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               SECTION 11.09. Assignments and Participations.
                              ------------------------------

                    (a)  Each Lender may, except as otherwise provided in clause
(f) of this Section 11.09, with the written consent of the Agent which consent shall not be unreasonably withheld, assign to one or more other lenders or other entities, all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Credit Exposure, the Loans made by it, the Notes held by it and its Pro Rata Share of Letter of Credit Obligations); provided, however, that (i) any such assignment shall be in
                     --------  -------
a minimum principal of not less than $5,000,000 or an amount equal to all of the assigning Lender's Credit Exposure, (ii) such assignee enter into an agreement among Lenders, in form and substance satisfactory to the Agent and each Lender and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any Note subject to such assignment and such parties shall deliver to the Agent a processing and recordation fee of $3,000, provided that such fee shall not be payable upon any assignment arising from the merger between Chase and Chemical. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Any such assignment shall not adversely affect the Borrowers' rights under this Agreement except that the assigning Lender shall not be responsible for the obligations assigned.

               (b) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto that: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement of any other instrument or document furnished pursuant hereto, and (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Guarantor or any of their Subsidiaries or the performance or observance by such Borrower or such Guarantor or any of their Subsidiaries of any of their obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto.

               (c)  The Agent shall maintain at its address referred to in
Section 11.02 hereof a copy of each Assignment and Acceptance delivered to and accepted by it. Such copies shall be available for inspection by any Borrower or any Guarantor or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee Lender, together with the Notes subject to such assignment and the processing and recordation fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit H hereto, (i) accept such Assignment and Acceptance, and (ii) give prompt notice thereof to the Borrower. Within three Business Days after its receipt of such notice, any Borrower or any Guarantor, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such assignee Lender in an aggregate principal amount equal to the Loan amount assumed by it pursuant to such Assignment and Acceptance, and if the assigning Lender has retained any Loan amount hereunder, a new Note to the order of the assigning Lender in an aggregate principal amount equal to the Loan amount retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the Agent's acceptance of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

               (e) Each Lender may sell participations to one or more lenders or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Credit Exposure, the Loans made by it, the Notes held by it and its Pro Rata Share of the Letter of Credit Obligations); provided, however, that (i) such
                                   --------  -------
participation shall be in a minimum principal amount of not less than $2,000,000 or an amount equal to all of the selling Lender's Credit Exposure, (ii) such Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of any such Notes for all purposes of this Agreement, and (v) any Borrower or any Guarantor, the Agent, the L/C Issuer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Participants shall have no direct rights under this Agreement except that participants shall have the rights of a Lender under Sections 4.05 and 11.07 hereof, provided that no Lender may grant any participant any rights to consent to any amendment, waiver, consent or other modification hereunder other than the rights set forth in
Section 11.03.

               (f) Nothing contained in this Section 11.09 shall prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and
(ii) assigning its Loans hereunder to its parent or any of its subsidiaries, provided the creditworthiness of any such parent or subsidiary is comparable to the assigning Lender.

               SECTION 11.10. Counterparts. This Agreement may be executed in
                              ------------
any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               SECTION 11.12. Headings. Section headings herein are included for
                              --------
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               SECTION 11.12. GOVERNING LAW-SERVICE OF PROCESS. THIS AGREEMENT.
                              --------------------------------
THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS
MADE, AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER AND GUARANTOR HEREBY IRREVOCABLY ACCEPT IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY. THE JURISDICTION OF THE AFORESAID COURTS EACH BORROWER AND GUARANTOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH BORROWER AND/OR GUARANTOR AT ITS ADDRESS FOR NOTICES CONTAINED IN SECTION 11.02, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH BORROWER AND GUARANTOR HEREBY IRREVOCABLY APPOINT THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH BORROWER AND/OR GUARANTOR IN ANY OTHER JURISDICTION.

               SECTION 11.13. WAIVER OF JURY TRIAL, ETC. EACH BORROWER AND
                              -------------------------
GUARANTOR, THE LENDERS AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER AND GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH BORROWER AND GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

               SECTION 11.14. Consent by the Agent. Except as otherwise
                              --------------------
expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the Agent or the Lenders shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Borrower or Guarantor is a party and to which the Agent or the Lenders has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or any Lender, as the case may be, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

               SECTION 11.15. No Party Deemed Drafter. Each of the Borrowers,
                              -----------------------
the Guarantors, the Lenders and the Agent agrees that no party hereto shall be deemed to be the drafter of this Agreement, and each of the Borrowers, the Guarantors, the Lenders and the Agent further agrees that, in the event this Agreement is ever construed by a court of law, such court shall not construe this Agreement or any provision of this Agreement against any party hereto as the drafter of this Agreement.

               SECTION 11.16. Reinstatement; Certain Payments. If claim is ever
                              -------------------------------
made upon the Agent, the Lenders or the L/C Issuer for repayment or recovery of any amount or amounts received by the Agent, the Lenders or the L/C Issuer in payment or on account of any of the Obligations under this Agreement, the Agent, the Lenders or the L/C Issuer shall give prompt notice of such claim to each other Lender and the L/C Issuer, any Borrower, or any Guarantor and if the Agent, the Lenders or the L/C Issuer repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent, the Lenders or the L/C Issuer or any of their property, or (ii) any good faith settlement or compromise of any such claim effected by the Agent with any such claimant, provided that, in the absence of
                                              -------- ----
an Event of Default, reasonable efforts have been made by the Agent to give notice of such settlement or compromise to the Administrative Borrower, then and in such event each Borrower and Guarantor agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon such Borrower or such Guarantor notwithstanding the cancellation of any Note or other instrument evidencing the Obligations under this Agreement or the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agent, the Lenders or the L/C Issuer hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent, the Lenders or the L/C Issuer.

               SECTION 11.17. Indemnification. In addition to all of any
                              ---------------
Borrower's or any Guarantor's other Obligations under this Agreement, each Borrower and Guarantor agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent, the L/C Issuer, each Lender, and all of the respective officers, directors, employees, attorneys, consultants and agents of the Agent, the L/C Issuer and each Lender (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement or of any document executed in connection with the transactions contemplated by this Agreement, (ii) the Lender's furnishing of funds to such Borrower or such Guarantor or the L/C Issuer's issuing Letters of Credit for the account of such Borrower or such Guarantor under this Agreement, including, without limitation, the management of any such Loans, or the Reimbursement Obligations, (iii) any matter relating to the financing transactions contemplated by this Agreement or by any document executed in connection with the transactions contemplated by this Agreement, or
(iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Borrowers or such Guarantors
                        --------  -------
shall have no obligation to any Indemnitee hereunder for any Indemnified Matter caused by or resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 11.17 may be unenforceable because it is violative of any law or public policy, the Borrowers and Guarantors shall contribute the maximum portion which they are permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

               SECTION 11.18. Binding Effect. This Agreement shall become
                              --------------
effective when it shall have been executed by the Borrowers, the Guarantors, the Agent and the Lenders and when the conditions precedent set forth in Section
5.01 hereof have been satisfied or waived by the Agent, and thereafter shall be binding upon and inure to the benefit of each Borrower, each Guarantor, the Agent and each Lender, and their respective successors and assigns, except that the Borrowers and the Guarantors shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all the Lenders, and the assignment by any Lender shall be governed by Section 11.09 hereof.

                                  ARTICLE XII
                                   GUARANTY

               SECTION 12.01. Guaranty. Each Guarantor, jointly and severally,
                              --------
hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of (A) all of the Guaranteed Obligations of such Guarantor, including, without limitation, all amounts now or hereafter owing in respect of the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and (B) all indebtedness, obligations and other liabilities, direct or indirect, absolute or contingent, now existing or hereafter arising of any Borrower to the Lenders and (ii) agree to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing its rights under this Article XII, provided that, notwithstanding anything to the contrary contained in this Agreement, the Guaranteed Obligations of Isaac Levy under clause (i) above this Section 12.01 are limited to the principal amount of $2,000,000 and all accrued and unpaid interest on such principal amount (the "Limitation").

               SECTION 12.02. Obligations Unconditional.
                              -------------------------

               (a) Each of the Guarantors hereby jointly and severally guarantees that, subject to the Limitation, the Guaranteed Obligations of such Guarantor will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. Each Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Lenders to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Lenders in favor of any Borrower or for any other reason. The liability of each of the Guarantors hereunder shall be absolute and unconditional, joint and several, irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any extension or change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Loan Document; (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Guaranteed Obligations; or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other guarantor in respect of the Guaranteed Obligations of the Guarantors in respect hereof.

               (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Guaranteed Obligations and all other expenses to be paid by any Guarantors pursuant hereto shall have been satisfied in full after the Total Credit Exposure shall have been terminated, (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or the Lenders upon the insolvency, bankruptcy or reorganization of any Borrower or any Guarantor or otherwise, all as though such payment had not been made, and (iii) shall be binding upon each Guarantor, their heirs, executors, successors and assigns.

               SECTION 12.03. Waivers. Each of the Guarantors hereby waive, to
                              -------
the extent permitted by applicable law, (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Guaranteed Obligation,
(iii) notice of any action taken by the Agent, the Lenders or any Borrower or any other agreement or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Guaranteed Obligations or of the obligations of the Guarantors hereunder, the omission of or delay in which, but for the provisions of this Section 12.03, might constitute grounds for relieving the Guarantors of their obligations hereunder, (v) any requirement that the Agent or the Lenders protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Person or any Collateral, and (vi) any other defenses available to the Borrower or such Guarantor. All such waivers by any Guarantor shall be effective only to the extent permitted by applicable law.

               SECTION 12.04. Subrogation. Each of the Guarantors hereby
                              -----------
irrevocably waives and agrees that it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against any Borrower or any other Guarantor on account of any payments made under this Agreement, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to any Guarantor on account of such rights at any time when all of such Guaranteed Obligations and all other Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent or the Lenders, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to the Agent to be applied in whole or in part by the Agent against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

               SECTION 12.05. No Waiver: Remedies. No failure on the part of the
                              -------------------
Agent or the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

               SECTION 12.06. Stay of Acceleration. If acceleration of the time
                              --------------------
for payment of any amount payable by any Borrower in respect of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Agent or the Lenders.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS
                                        ---------

                                        HAPPY KIDS, LTD.

                                        By:  /s/ Jack M. Benun
                                            -------------------------------
                                            Title:   President
                                                   ------------------------
                                            Name:    Jack M. Benun
                                                   ------------------------

                                        O'BOY INC.


                                        By:  /s/ Jack M. Benun
                                            -------------------------------
                                            Title:    President
                                                   ------------------------
                                            Name:     Jack M. Benun
                                                   ------------------------

                                        TALK OF THE TOWN APPAREL CORP.

                                        By:  /s/ Jack M. Benun
                                            -------------------------------
                                            Title:    President
                                                   ------------------------
                                            Name:     Jack M. Benun
                                                   ------------------------


                                        O.P. KIDS, L.L.C.

                                        By:  /s/ Jack M. Benun
                                            -------------------------------
                                            Title:    President
                                                   ------------------------
                                            Name:     Jack M. Benun
                                                   ------------------------

                                        GUARANTORS
                                        ----------

                                        H.O.T. KIDZ, L.L.C.

                                        By:  /s/ Jack M. Benun
                                            -------------------------------
                                            Title:    President
                                                   ------------------------
                                            Name:     Jack M. Benun
                                                   ------------------------

                                        HAWK INDUSTRIES, INC.

                                        By:  /s/ Jack M. Benun
                                            -------------------------------
                                            Title:    President
                                                   ------------------------
                                            Name:     Jack M. Benun
                                                   ------------------------


                                        J&B 18 CORP

                                        By:  /s/ Jack M. Benun
                                            -------------------------------
                                            Title:    President
                                                   ------------------------
                                            Name:     Jack M. Benun
                                                   ------------------------


                                        /s/ Jack M. Benun
                                        -----------------------------------
                                        JACK M. BENUN

                                        /s/ Mark J Benun
                                        -----------------------------------
                                        MARK J. BENUN

                                        /s/ Isaac Levy
                                        -----------------------------------
                                        ISAAC LEVY


                                        AGENT AND LENDER
                                        ----------------

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                        INC.


                                        By:  /s/ Barbara Rechan
                                            -------------------------------
                                            Title:     Vice President
                                                   ------------------------
                                            Name:      Barbara Rechan
                                                   ------------------------

                                        LENDERS
                                        -------

                                        CHEMICAL BANK


                                        By:  /s/ Randolph Cates
                                            -------------------------------
                                            Title:    Vice President
                                                   ---------------------
                                            Name:     Randolph Cates
                                                   ---------------------

                                        Address:
                                        -------
                                        111 West 40th Street, 10th Floor
                                        New York, New York 10018
                                        Attention:  Randolph E. Cates
                                                    Vice President
                                        Telephone:  (212) 403-5107
                                        Telecopier: (212) 403-5089


                                        THE CHASE MANHATTAN BANK, N.A.


                                        By:  /s/ Roberta Weissenberg
                                            -------------------------------
                                            Title:    Vice President
                                                   ------------------------
                                            Name:     Roberta Weissenberg
                                                   ------------------------

                                        Address:
                                        -------
                                        1411 Broadway, 5th Floor
                                        New York, New York 10018
                                        Attention:  Roberta L. Weissenberg
                                                    Vice President
                                        Telephone:  (212) 391-6082
                                        Telecopier: (212) 391-7118

                                  ISRAEL DISCOUNT BANK OF NEW YORK



                                  By:  /s/ Barry Shivak & Phyllis Rosenfeld
                                      ------------------------------------------
                                      Title:  Vice President
                                             -----------------------------------
                                      Name:   Barry Shivak & Phyllis Rosenfeld
                                             -----------------------------------

                                  Address:
                                  -------
                                  511 Fifth Avenue, 6th Floor
                                  New York, New York 10017
                                  Attention:  Barry Shivak
                                              Vice President
                                              --------------
                                  Telephone:  (212) 551-8829
                                  Telecopier: (212) 551-8720


                                  511 Fifth Avenue, 6th Floor
                                  New York, New York 10017
                                  Attention:  Theodore Itzkowitz, Esq.
                                              General Counsel
                                  Telephone:  (212) 551-8902
                                              (212) 551-8916

                                  SCHEDULE A
                                  ----------

PART A:   Prior to May 31, 1996
-------

Lender                                             Exposure          Percentage
------                                             --------          ----------
The CIT Group/Commercial Services, Inc.         $10,000,000.00        27.7778%

Chemical Bank                                   $12,187,500.00        33.8542%

The Chase Manhattan Bank, N.A.                  $ 8,125,000.00        22.5694%

Israel Discount Bank of New York                $ 5,687,500.00        15.7986%
                                                --------------        -------

                                                $36,000,000.00        100.00%

PART B:   On and after May 31, 1996
-------

Lender                                             Exposure          Percentage
------                                             --------          ----------
The CIT Group/Commercial Services Inc.          $ 8,888,888.89        27.7778%

Chemical Bank                                   $10,833,333.33        33.8542%

The Chase Manhattan Bank, N.A.                  $ 7,222,222.22        22.5694%

Israel Discount Bank of New York                $ 5,055,555.56        15.7986%
                                                --------------        -------

                                                $32,000,000.00        100.00%

                                  SCHEDULE B
                                  ----------

                                  Guarantors
                                  ----------

H.O.T. Kidz, a New York limited liability company

Hawk Industries, Inc., a New Jersey corporation

J & B 18 Corp., a New York corporation

Jack M. Benun

Mark J. Benun

Isaac Levy

                               FIRST AMENDMENT

                                    TO THE

                             FINANCING AGREEMENT

          FIRST AMENDMENT, dated as of February 13, 1997 (this "Amendment"), to the Financing Agreement, dated as of February 13, 1996 (the "Financing Agreement"), by and among Happy Kids, Ltd., a New York corporation ("Happy Kids"), O'Boy Inc., a New York corporation ("O'Boy"), Talk of the Town Apparel Corp., a New York corporation ("TOT Apparel") and O.P. Kids L.L.C., a New Jersey limited liability company ("OP, LLC" and together with Happy Kids, O'Boy and TOT Apparel, each a "Borrower" and collectively, the "Borrowers"), the guarantors listed on Schedule B to the Financing Agreement (each a "Guarantor" and collectively, the "Guarantors"), the lenders listed on Schedule A to the Financing Agreement (each a "Lender" and collectively the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

          The Borrowers, the Guarantors, the Lenders and the Agent wish to amend the Financing Agreement to (i) increase the Credit Exposure (as defined in the Financing Agreement) of each Lender and the Total Credit Exposure (as defined in the Financing Agreement), (ii) amend the tangible net worth financial covenant, and (ii) eliminate the working capital financial covenant. Accordingly, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

         1.  Definitions. All terms which are defined in the Financing
             -----------
Agreement and not otherwise defined herein are used herein as defined therein.

         2.  Recitals. The Recitals are hereby amended by deleting the words",
             --------
reducing to an aggregate principal amount not in excess of $32,000,000 at any time outstanding on and after May 31, 1996 "and substituting in lieu thereof" reducing to an aggregate principal amount not in excess of $32,000,000 during the periods from April 1, 1997 through May 31, 1997 and after September 30, 1997 and reducing to aggregate principal amount not in excess of $35,000,000 during the period from January 1, 1997 through March 31, 1997."

         3.  Changes to Existing, Definitions. The definitions of the terms
             --------------------------------
"Credit Exposure" and "Total Credit Exposure" in Section 1.01 of the Financing Agreement are hereby amended in their entirety to read as follows:

             "Credit Exposure" means, with respect to each Lender, the total
             ----------------
             credit exposure of such Lender (i) prior to April 1, 1997, as set forth in Part A of Schedule A hereto, (ii) during the periods from April 1, 1997 through May 31, 1997 and after September 30, 1997, as set forth in Part B of Schedule A hereto, and (iii) during the period from June 1, 1997 through September

             30, 1997, as set forth in Part C of Schedule A hereto, in each case as the same may be adjusted from time to time pursuant to Sections
             10.01 or 11.01 hereof."

             "Total Credit Exposure" means (i) prior to April 1, 1997, as set
              ---------------------
             forth in Part A of Schedule A hereto, (ii) during the periods from April 1,1997 through May 31, 1997 and after September 30, 1997, as set forth in Part B of Schedule A hereto, and (iii) during the period from June 1, 1997 through September 30, 1997, as set forth in Part C of Schedule A hereto, in each case as the same may be adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

        4.    Credit Exposure.  Section 2.01 of the Financing Agreement is
              ---------------
hereby amended by deleting clause (iii) thereof in its entirety and substituting in lieu thereof "(iii) $26,000,000 increasing to $30,500,000 during the period from June 1, 1997 through September 30, 1997".

        5.    Financial Covenants.
              -------------------

              (a)  Tanigible Net Worth. Clause (i) of Section 7.01(1) of the
                   -------------------
Financing Agreement is hereby amended to read in its entirety as follows:

        "(i)  Tangible Net Worth. Maintained Combined Tangible Net Worth
              ------------------
        (before any LIFO adjustments made for the prior fiscal year in accordance with GAAP) on each date set forth below of at least:

          Date                            Minimum Combined Tangible Net Worth
          ----                            -----------------------------------
     December 31, 1996                               $6,500,000
     March 31, 1997                                  $7,250,000
     June 30, 1997                                   $6,250,000
     September 30,1997                               $8,100,000
     December 31, 1997                               $7,750,000"

              (b)  Working Capital. Clause (ii) of Section 7.01(1) of the
                   ---------------
Financing Agreement is hereby amended to read in its entirety as follows:

                   "(ii) intentionally omitted"

              (c)  Miscellaneous. Clause (iv) of Section 7.01(l) of the
                   -------------
Finanicing Agreement is hereby amended by deleting the words "minimum Working Capital," in the fourth line thereof.

        6.    Schedule. Schedule A to the Financing Agreement is hereby amended
              --------
by deleting such Schedule in its entirety and substituting in lieu thereof new Schedule A, which is attached hereto as Annex 1.

          7.  Conditions. This Amendment shall become effective only upon
              ----------
satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

              (a) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and each other Loan Document shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Potential Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

              (b) The Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the Guarantors and the Lenders.

              (c) All legal matters incident to this Amendement shall be satisfactory to the Agent and its counsel.

          8.  Representations and Warranties. Each of the Borrowers and the
              ------------------------------
Guarantors represents and warrants as follows:

              (a) Each Borrower and Corporate Guarantor (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform each Amendment Document to which it is a party, and to perform the Financing Agreement, as amended hereby.

              (b) The execution, delivery and performance by each Borrower and Corporate Guarantor of each Amendment Document to which it is a party and the performance by each Borrowers and Corporate Guarantor of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under any Borrower's or Corporate Guarantor's charter, articles of organization, by-laws or operating agreement, any such applicable law or any contractual restriction binding or otherwise affecting any Borrower or Corporate Guarantor or any of such Borrower's or Corporate Guarantor's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any Borrower's or Corporate Guarantor's property.

              (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any of the Borrowers and the Guarantors of each Amendment Document to which it is a party and the performance by the Borrowers and the Guarantors of the Financing Agreement as amended hereby.

             (d) Each Amendment Document and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and the Guarantors party thereto, enforceable against each such Person in accordance with their terms.

             (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

          9. Waiver and Consent. (a) Pursuant to the request of the Borrowers
             ------------------
and Guarantors and in accordance with Section 11.03 of the Financing Agreement, and subject to the satisfaction of the conditions to the effectiveness set forth in Section 7 of this Amendment, the Lenders and the Agent hereby consent to, and waive any Event of Default that would otherwise arise under Section 10.01 of the Financing Agreement from, any non-compliance by the Borrowers with (i) the provisions of (i) the provisions of Section 7.01 (1)(i) of the Financing Agreement by reason of the failure of the Borrowers and the Corporate Guarantors to maintain a Combined Tangible Net Worth Tangible Net Worth of at least $7,300,000 on September 30, 1996 and $7,250,000 on December 31, 1996, provided that the Combined Tangible Net Worth was at least $5,900,000 on September 30, 1996 and $6,500,000 on December 31, 1996, (ii) the provisions of Section 7.01(r) of the Financing Agreement by reason of the aggregate payments made by Happy Kids in connection with the settlement of the Internal Revenue Service audit for the 1991, 1992 and 1993 tax years of Happy Kids exceeding $250,000, provided that such payments do not exceed $290,000, (iii) Sections 7.02(b)(viii) and 7.02(n) of the Financing Agreement by reason of the incurrence of minimum royalty payments under License Agreements not existing on the Effective Date in an amount in excess of $250,000 in 1996, provided that such minimum royalty payments did not exceed $330,000 in 1996, (iv) Section 7.02(h) of the Financing Agreement by reason of the Borrowers and Corporate Guarantors making capital expenditures in 1996 exceeding $200,000, provided that the amount of such capital expenditures did not exceed $493,000 in 1996, and (v) Section 7.02(m)(2) of the Financing Agreement by reason of the failure of the Borrowers and the Corporate Guarantors to reduce the Accounts Receivable owing from Suzzette Kiddie Togs to an amount of not more than $350,000, provided that (A) prior to June 30, 1997, the amount of such Accounts Receivable does not exceed $366,500, and (B) on and after June 30, 1997, the amount of such Accounts Receivable does not exceed $350,000.

             (b) The waivers and consents in this Section 9 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

          10.     Continued Effectivenes of the Financing Agreement. Each of the
                  -------------------------------------------------
Borrowers and the Guarantors hereby (i) confirms and that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.


          11.  Miscellaneous.
               -------------

               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               (d) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other Amendment Documents, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

          IN WITNESS WHEREOF, the parties hereto) have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   BORROWERS
                                   ---------

                                   HAPPY KIDS, LTD.

                                   By: /s/ Jack M. Benun
                                      -------------------------------------
                                       Title: PRES
                                             ------------------------------
                                       Name:  JACK M BENUN
                                            -------------------------------

                                   O'BOY INC.

                                   By: /s/ Jack M. Benun
                                      --------------------------------------
                                       Title: PRES
                                             ------------------------------
                                       Name:  JACK M BENUN
                                            -------------------------------


                                   TALK OF THE TOWN APPAREL CORP.

                                   By: /s/ Jack M. Benun
                                       -------------------------------------
                                       Title: PRES
                                             ------------------------------
                                       Name:  JACK M BENUN
                                            -------------------------------


                                   O.P. KIDS, L.L.C.

                                   By: /s/ Jack M Benun
                                       ------------------------------------
                                       Title: PRES
                                             ------------------------------
                                       Name:  JACK M BENUN
                                            -------------------------------


                                   GUARANTORS
                                   ----------

                                   H.O.T. KIDZ, L.L.C.

                                   By: /s/ Jack M. Benun
                                       -------------------------------------
                                       Title: PRES
                                             ------------------------------
                                       Name:  JACK M BENUN
                                            -------------------------------

                                   HAWK INDUSTRIES, INC.

                                   By: /s/ Jack M. Benun
                                       ------------------------------------
                                         Title:____________________________
                                         Name:_____________________________


                                   J&B 18 CORP.

                                   By: /s/ Jack M. Benun
                                       -------------------------------------
                                         Title:_____________________________
                                         Name:______________________________


                                   /s/ Jack M. Benun
                                   -----------------------------------------
                                   JACK M. BENUN

                                   /s/ Mark J. Benun
                                   -----------------------------------------
                                   MARK J. BENUN

                                   /s/ Isaac Levy
                                   -----------------------------------------
                                   ISAAC LEVY


                                   AGENT AND LENDER
                                   ----------------

                                   THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                   By: _____________________________________
                                         Title:_____________________________
                                         Name:______________________________


                                   LENDERS
                                   -------

                                   THE CHASE MANHATTAN BANK, formerly known as Chemical Bank

                                   By: /s/ Rebecca B. Allerdyee
                                       --------------------------------------
                                         Title: VP
                                               ------------------------------
                                         Name: Rebecca B. Allerdyee
                                               ------------------------------

                                   HAWK INDUSTRIES, INC.

                                   By: /s/ Jack M. Benun
                                       ---------------------------------------
                                        Title:________________________________
                                        Name:_________________________________


                                   J&B 18 CORP.

                                   By: /s/ Jack M. Benun
                                       ---------------------------------------
                                        Title:________________________________
                                        Name:_________________________________


                                   /s/ Jack M. Benun
                                   -------------------------------------------
                                   JACK M. BENUN

                                   /s/ Mark J. Benun
                                   -------------------------------------------
                                   MARK J. BENUN

                                   /s/ Isaac Levy
                                   -------------------------------------------
                                   ISAAC LEVY

                                   AGENT AND LENDER
                                   ----------------

                                   THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                   By: /s/ Deborah Rogut
                                       ---------------------------------------
                                          Title: AVP
                                                ------------------------------
                                          Name:  Deborah Rogut
                                                ------------------------------


                                   LENDERS
                                   -------

                                   THE CHASE MANATTAN BANK, formerly
                                   known as Chemical Bank

                                   By:________________________________________
                                          Title:______________________________
                                          Name:_______________________________

                                   ISRAEL DISCOUNT BANK OF NEW YORK

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                       -------------------------------------
                                          Title: AVP
                                                ----------------------------
                                          Name: [ILLEGIBLE]
                                                ----------------------------

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                       -------------------------------------
                                          Title: VP
                                                ----------------------------
                                          Name:  [ILLEGIBLE]
                                               -----------------------------

                               SECOND AMENDMENT

                                    TO THE

                              FINANCING AGREEMENT


               SECOND AMENDMENT, dated as of June 1, 1997 (this "Amendment"), to the Financing Agreement, dated as of February 13, 1996, as amended by the First Amendment dated as of February 13, 1997 (the "Financing Agreement"), by and among Happy Kids, Ltd., a New York corporation ("Happy Kids"), O'Boy Inc., a New York corporation ("O'Boy"), Talk of the Town Apparel Corp., a New York corporation ("TOT Apparel") and O.P. Kids L.L.C., a New Jersey limited liability company ("OP, LLC" and together with Happy Kids, O'Boy and TOT Apparel, each a "Borrower" and collectively, the "Borrowers"), the guarantors listed on Schedule B to the Financing Agreement (each a "Guarantor' and collectively, the "Guarantors"), the lenders listed on Schedule A to the Financing Agreement (each a "Lender" and collectively the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

               The Borrowers, the Guarantors, the Lenders and the Agent wish to amend the Financing Agreement to (i) change the Credit Exposure (as defined in the Financing Agreement) of each Lender and the Total Credit Exposure (as defined in the Financing Agreement), (ii) to increase the maximum amount of permitted Loans and the L/C Subfacility (as defined in the Financing Agreement),
(iii) to increase the interest rate on up to $5 million of the outstanding Loans by 3% per annum until the Borrowers receive the proceeds of Additional Financing (as defined in the Financing Agreement), and (iv) to amend certain other terms and conditions in the Financing Agreement. Accordingly, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

               1.   Definitions. All terms which are defined in the Financing
                    -----------
Agreement and not otherwise defined herein are used herein as defined therein.

               2.   Recitals. The first two sentences in the Recitals are hereby
                    --------
amended in their entirety to read as follows: "The Borrowers and the Guarantors have asked the Lenders to extend credit to the Borrowers, from the date hereof through the Final Maturity Date (as hereinafter defined) in the form of discretionary revolving credit loans to the Borrowers at any time and from time to time prior to the Final Maturity Date in an aggregate principal amount not in excess of $41,500,000 (i) reducing to an aggregate principal amount not in excess of $32,000,000 during the period after September 30, 1997 and (ii) reducing by the cash proceeds received by the Borrower from any Additional Financing (as hereinafter defined). This revolving credit facility may include a $21,000,000 letter of credit subfacility."

               3.   Existing Definitions. (a) The definition of the term "Credit
                    --------------------
Exposure" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                    "Credit Exposure" means, with respect to each Lender, the
                     ---------------
               total credit exposure of such Lender (i) (A) during the period from June 1, 1997 through September 30, 1997, as set forth in Part A of Schedule A hereto and (B) during the period after September 30, 1997, as set forth in Part B of Schedule A hereto, less (ii) in the case of each subclause (A) and (B) in clause (i)
               ----
               above, each such Lender's Pro Rata Share of the cash proceeds of any Additional Financing received by the Borrowers, in each case as the same may be further adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

               (b) The definition of the term "L/C Subfacility" in Section 1.01 of the Financing Agreement is hereby amended by deleting the amount "$18,000,000" and substituting in lieu thereof "$21,000,000".

               (c)  The definition of the term "Total Credit Exposure" in
Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                    "Total Credit Exposure" means (i) (A) during the period from
                     ---------------------
               June 1, 1997 through September 30, 1997, as set forth in Part A of Schedule A hereto and (B) during the period after September 30, 1997, as set forth in Part B of Schedule A hereto, less (ii) in the case of each subclause (A) and (B) above, the cash proceeds of any Additional Financing received by the Borrowers, in each case as the same may be further adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

               4.   New Definitions. The following definitions of the terms
                    ---------------
"Additional Financing" and "Increased Interest Amount" are hereby added to
Section 1.01 to the Financing Agreement:

                    "Additional Financing" has the meaning specified therefor
                     --------------------
               in Section 2.06(a) hereof."

                    "Increased Interest Amount" has the meaning specified
                     -------------------------
               therefor in Section 2.06(a) hereof."

               5.   Credit Exposure. Section 2.01 of the Financing Agreement is
                    ---------------
hereby amended by deleting clause (iii) thereof in its entirety and substituting in lieu thereof (iii) $26,000,000 increasing to $34,000,000 during the period from June 1, 1997 through September 30, 1997."

               6.   Interest.
                    --------

                    (a)  Loans. Section 2.06(a) of the Financing Agreement is
                         -----
hereby amended to read in its entirety as follows:

                    "Each Loan will bear interest on the principal amount
               thereof from time to time outstanding from the date of such Loan until such principal amount becomes due (i) on the Increased Interest Amount (as hereinafter defined) of the Loans, at the Prime Rate plus 4% and (ii) on the outstanding principal amount of the Loans in excess of the Increased Interest Amount, at the Prime Rate plus 1%. The Increased Interest Amount shall mean, on and after June 1, 1997, the difference, if any, between (A) $5,000,000 and (B) the amount of cash equity contributed to the Borrowers or other financing obtained by the Borrowers, in each case pursuant to documentation, on terms and in all other respects satisfactory to the Lenders (the equity contribution or financing described in this clause (B) is hereinafter referred to as the "Additional Financing"). The Increased Interest Amount shall only be reduced to the extent that the Borrowers have provided the Lenders with evidence, reasonably satisfactory to the Lenders, that the cash proceeds of such Additional Financing have been received by the Borrowers. The Increased Interest Amount of the Loans shall be allocated among the Lenders based on their respective Pro Rata Shares."

                    (b)  Default Interest. Section 2.06(b) of the Financing
                         ----------------
Agreement is hereby amended in its entirety to read as follows:

                    "Any amount of principal of any Loan and (to the extent
               permitted by law) interest and other amounts which are not paid when due, whether upon demand, by acceleration or otherwise, shall bear interest from the day when due until such amount is paid in full at a fluctuating interest rate per annum equal at all times to (i) on any principal amount of the Loans, up to the Increased Interest Amount, which is not paid when due, at the Post Default Rate plus 1-1/2% and (ii) on any principal amount of the Loans which is not paid when due, in excess of the Increased Interest Amount, and all other amounts not paid when due, at the Post Default Rate."

               7.   Collateral Deficiency Fee. The following new Section 4.01(e)
                    -------------------------
is hereby added to the Financing Agreement:

                    "(e) Collateral Deficiency Fee. If on or before September
                         -------------------------
          30, 1997, the Borrowers shall fail to deliver to, or cause to be delivered to, the Agent $500,000 to be held as cash collateral for the Obligations pursuant to documentation, on terms and in all other respects satisfactory to the Agent in its sole discretion, the Borrowers shall jointly and severally pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 4.02) a collateral deficiency fee of $50,000, which fee shall be earned in full on September 30, 1997."

               8.   Cash Collateral. The following new Section 7.01(s) is hereby
                    ---------------
added to the Financing Agreement:

                    "(s) Additional Cash Collateral.  On or before September 30,
                         --------------------------
          1997, the Borrowers shall deliver, or cause to be delivered, to the Agent $500,000 to be held as cash collateral for the Obligations pursuant to documentation, on terms and in all other respects satisfactory to the Agent in its sole discretion."

               9.   Schedule. Schedule A to the Financing Agreement is hereby
                    --------
amended by deleting such Schedule in its entirety and substituting in lieu thereof new Schedule A, which is attached hereto as Annex I.

               10.  Assignments. (a) On and as of the Second Amendment Effective
                    -----------
Date (as hereinafter defined), Chase hereby sells and assigns to CIT, and CIT hereby purchases and assumes from Chase, a 7.48% interest in and to all of Chase's rights and obligations as a Lender under the Financing Agreement as of the Second Amendment Effective Date (including, without limitation (i) Chase's Credit Exposure set forth in Section 2.01 of the Financing Agreement, (ii) the outstanding principal amount of the Loans made by Chase, and (iii) Chase's interest in all outstanding Letter of Credit Obligations): Such assignment and purchase shall be without recourse or representation,except that Chase represents and warrants to CIT that it is the legal and beneficial owner of the interests assigned by it free and clear of any Lien.

                    (b) On the Second Amendment Effective Date (i) CIT, shall pay the purchase price for the Loans purchased by it pursuant to paragraph (a) of this Section 10 by wire transfer of immediately available funds to the Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Agent shall promptly pay to Chase, out of the amounts received by it pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds to an account designated by Chase.

                    (c) The Borrowers and each Guarantor hereby consent to the assignment and purchase provided for in paragraphs (a) and (b) of this Section 10 and agree that, commencing on the Second Amendment Effective Date, CIT shall have all the rights of a Lender under the Financing Agreement with respect to the interest purchased by it pursuant to, such paragraphs.

               11.  Delivery of Notes. Each Lender shall deliver to the Agent,
                    -----------------
for delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Lenders under the Financing Agreement (collectively, the "Old Notes"). Thee Borrowers shall execute and deliver to the Agent for the account of each Lender the Notes which such Lender is entitled to receive pursuant to Section 2.04 of the Financing Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Pro Rata Share of the Total Credit Exposure, as set forth in Annex I to this Amendment (the "New Notes"). The Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Lenders.

               12.  Accrued Interest and Fees. At the times and pursuant to the
                    -------------------------
terms contained in the Financing Agreement, the Agent will pay all accrued interest and fees payable pursuant to Sections 2.06(a), 3.03(b) and 4.01(c) of the Financing Agreement to the Lenders entitled thereto after giving effect to the assignments and purchases made pursuant to Section 10 above.

               13.  Conditions. This Amendment shall become effective only upon
                    ----------
satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Second Amendment Effective Date"):

                    (a) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and each other Loan Document shall be correct on and as of the Second Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Potential Default shall have occurred and be continuing on the Second Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

                    (b) The Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the Guarantors and the Lenders.

                    (c) The Agent shall have received the New Notes (the New Notes together with this Amendment, the "Amendment Documents"), duly executed by each of the Borrowers.

                    (d) The Borrowers shall pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 4.02) a non-refundable amendment fee of $125,000, which fee is earned, in full, on the date hereof.

                    (e) - The Agent shall have received a copy of the resolutions adopted by the Board of Directors or other governing body of each of the Borrowers and the Corporate Guarantors, certified as of the Second Amendment Effective Date by authorized officers thereof, authorizing (A) the transactions contemplated by the Amendment Documents, and the Financing Agreement as amended hereby, and (B) the execution, delivery and performance by each of the Borrowers and the Corporate Guarantors of the Amendment Documents to which it is a party.

                    (f) The Agent shall have received a certificate of authorized officers of the Borrowers and Corporate Guarantors certifying the names and true signatures of the officers of the Borrowers and the Corporate Guarantors authorized to sign the Amendment Documents, together with evidence of the incumbency of such authorized officers.

                    (g) The Agent shall have received a certificate of the chief executive officer or the chief financial officer of each of the Borrowers and Corporate Guarantors certifying as to the matters set forth in subsection
(a) of this Section 13.

                    (h) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

               14.  Representations and Warranties. Each of the Borrowers and
                    ------------------------------
the Guarantors represents and warrants as follows:

                    (a) Each Borrower and Corporate Guarantor (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform the Amendment Documents to which it is a party, and to perform the Financing Agreement, as amended hereby.

                    (b) The execution, delivery and performance by it of each Amendment Document to which it is a party and the performance by it of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under its articles of organization, by-laws or operating agreement or any applicable law or any contractual restriction binding or otherwise affecting it or any of its properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to its property.

                    (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by it of each Amendment Document to which it is a party and (ii) the performance by it of each Amendment Document to which it is a party and the Financing Agreement, as amended hereby.

                    (d) Each Amendment Document and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower and Guarantor that is a party thereto enforceable against each such Person in accordance with the terms thereof.

                    (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Second Amendment Effective Date as though made on and as of the Second Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Event of Default or Potential Default has occurred and is continuing on and as of the Second Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

               15.  Continued Effectiveness of the Financing Agreement. Each of
                    --------------------------------------------------
the Borrowers and the Guarantors hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Second Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects.

               16.  Miscellaneous.
                    -------------

                    (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                    (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                    (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                    (d) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other Amendment Documents, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS
                                        ---------

                                        HAPPY KIDS, LTD.


                                        By: /s/ Jack M. Benun
                                           -------------------------------
                                               Title:_____________________
                                               Name:______________________

                                        O'BOY INC.


                                        By: /s/ Jack M. Benun
                                           -------------------------------
                                               Title:_____________________
                                               Name:______________________

                                        TALK OF THE TOWN APPAREL CORP.


                                        BY: /s/ Jack M. Benun
                                           -------------------------------
                                               Title:_____________________
                                               Name:______________________

                                        O.P. KIDS, L.L.C.


                                        By: /s/ Jack M. Benun
                                            ------------------------------
                                               Title:_____________________
                                               Name:______________________

                                        GUARANTORS
                                        ----------

                                        H.O.T KIDZ, L.L.C.


                                        BY: /s/ Jack M. Benun
                                           -------------------------------
                                               Title:_____________________
                                               Name:______________________


                                        HAWK INDUSTRIES, INC


                                        By: /s/ Jack M. Benun
                                           -------------------------------
                                               Title:_____________________
                                               Name:______________________

                                        J&B 18 CORP.

                                        By: /s/ Jack M. Benun
                                           -------------------------------
                                               Title:_____________________
                                               Name:______________________


                                        /s/ Jack M. Benun
                                        ----------------------------------
                                        JACK M. BENUN

                                        /s/ Mark J. Benun
                                        ----------------------------------
                                        MARK J. BENUN

                                        /s/ Issac Levy
                                        ----------------------------------
                                        ISAAC LEVY


                                        AGENT AND LENDER
                                        ----------------

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                        INC.

                                        By:_______________________________
                                               Title:_____________________
                                               Name:______________________

                                        LENDERS
                                        -------

                                        THE CHASE MANHATTAN BANK, formerly
                                        known as Chemical Bank

                                        By:_______________________________
                                               Title:_____________________
                                               Name:______________________

                                        J&B 18 CORP.


                                        By:_______________________________
                                               Title:_____________________
                                               Name:______________________

                                        __________________________________
                                        JACK M. BENUN

                                        __________________________________
                                        MARK J. BENUN

                                        __________________________________
                                        ISAAC LEVY

                                        AGENT AND LENDER
                                        ----------------

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                        INC.


                                        By: /s/ Deborah Rogut
                                           -------------------------------
                                               Title:   AVP
                                                     ---------------------
                                               Name: Deborah Rogut
                                                     ---------------------

                                        LENDERS
                                        -------

                                        THE CHASE MANHATTAN BANK, formerly
                                        known as Chemical Bank

                                        By:_______________________________
                                               Title:_____________________
                                               Name:______________________

                                        J&B 18 CORP.


                                        By:_______________________________
                                               Title:_____________________
                                               Name:______________________

                                        __________________________________
                                        JACK M. BENUN

                                        __________________________________
                                        MARK J. BENUN

                                        __________________________________
                                        ISAAC LEVY


                                        AGENT AND LENDER
                                        ----------------

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                        INC.

                                        By:_______________________________
                                               Title:_____________________
                                               Name:______________________

                                        LENDERS
                                        -------

                                        THE CHASE MANHATTAN BANK, formerly
                                        known as Chemical Bank

                                        By: /s/ Barbara A. Saltzman
                                           -------------------------------
                                               Title: Vice President
                                                     ---------------------
                                               Name:  Barbara A. Saltzman
                                                    ----------------------

                                        ISRAEL DISCOUNT BANK OF NEW YORK


                                        By: /s/ [ILLEGIBLE SIGNATURE]
                                           -------------------------------
                                               Title:    VP
                                                     ---------------------
                                               Name: [ILLEGIBLE]
                                                    ----------------------

                                        By: /s/ Gary Harkins
                                           -------------------------------
                                               Title:    AVP
                                                     ---------------------
                                               Name:    Gary Harkins
                                                    ----------------------

                                    ANNEX I

                                  SCHEDULE A
                                  ----------

PART A:   From June 1, 1997 through September 30, 1997
------

Lender                                           Exposure            Percentage
------                                           --------            ----------
The CIT Group/Commercial Services, Inc.       $14,632,900.00          35.26%

The Chase Manhattan Bank                      $20,310,100.00          48.94%

Israel Discount Bank of New York              $ 6,557,000.00          15.80%
                                              --------------         ------

                                              $41,500,000.00         100.00%

PART B:   After September 30, 1997
------

Lender                                           Exposure            Percentage
------                                           --------            ----------
The CIT Group/Commercial Services, Inc.      $11,283,200.00           35.26%

The Chase Manhattan Bank                     $15,660,800.00           48.94%

Israel Discount Bank of New York             $ 5,056,000.00           15.80%
                                             --------------          ------

                                             $32,000,000.00          100.00%

                                THIRD AMENDMENT

                                    TO THE

                              FINANCING AGREEMENT


          THIRD AMENDMENT, dated as of October 1, 1997 (this "Amendment"), to the Financing Agreement, dated as of February 13, 1996, as amended by the First Amendment dated as of February 13, 1997 and the Second Amendment dated as of June 1, 1997 (the "Financing Agreement"), by and among Happy Kids, Ltd., a New York corporation ("Happy Kids"), O'Boy Inc., a New York corporation ("O'Boy"), Talk of the Town Apparel Corp., a New York corporation ("TOT Apparel") and O.P. Kids L.L.C., a New Jersey limited liability company ("OP, LLC" and together with Happy Kids, O'Boy and TOT Apparel, each a "Borrower" and collectively, the "Borrowers"), the guarantors listed on Schedule B to the Financing Agreement (each a "Guarantor" and collectively, the "Guarantors"), the lenders listed on Schedule A to the Financing Agreement (each a "Lender" and collectively the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

          The Borrowers, the Guarantors, the Lenders and the Agent wish to amend the Financing Agreement to (i) change the Credit Exposure (as defined in the Financing Agreement) of each Lender and the Total Credit Exposure (as defined in the Financing Agreement) and (ii) to amend certain other terms and conditions in the Financing Agreement. Accordingly, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

          1.   Definitions. All terms which are defined in the Financing
               -----------
Agreement and not otherwise defined herein are used herein as defined therein.

          2.   Recitals. The first two sentences in the Recitals are hereby
               --------
amended in their entirety to read as follows: "The Borrowers and the Guarantors have asked the Lenders to extend credit to the Borrowers, from the date hereof through the Final Maturity Date (as hereinafter defined), in the form of discretionary revolving credit loans to the Borrowers at any time and from time to time prior to the Final Maturity Date in an aggregate principal amount not in excess of $42,000,000 (i) increasing to an aggregate principal amount not in excess of $47,000,000 during the period from January 1, 1998 through April 30, 1998 if the Increased Financing Condition (as hereafter defined) is satisfied and (ii) permanently reducing by the cash proceeds received by the Borrower from any Additional Financing (as hereinafter defined). This revolving credit facility may include a $23,000,000 letter of credit subfacility."

          3.   Existing Definitions. (a) The definition of the term "Credit
               --------------------
Exposure" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows :

               "Credit Exposure" means, with respect to each Lender, the total
                ---------------
          credit exposure of such Lender (i) during the period from October 1, 1997 through December 31, 1998, as set forth in Part A of Schedule A hereto, provided that, if the Increased Financing Condition is satisfied (A) during the period from January 1, 1998 through April 30, 1998 the total credit exposure of each Lender shall be as set forth in Part B of Schedule A hereto and (B) during the period from May 1, 1998 through December 31, 1998 the total credit exposure of each Lender shall be as set forth in Part C of Schedule A hereto, less (ii) each
                                                                ----
          such Lender's Pro Rata Share of the cash proceeds of any Additional Financing received by the Borrowers, in each case as the same may be further adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

          (b) The definition of the term "L/C Subfacility" in Section 1.01 of the Financing Agreement is hereby amended by deleting the amount "$21,000,000" and substituting in lieu thereof "$23,000,000".

          (c)  The definition of the term "Total Credit Exposure" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

               "Total Credit Exposure" means (i) during the period from October
                ---------------------
          1, 1997 through December 30, 1998, as set forth in Part A of Schedule A hereto, provided that, if the Increased Financing Condition is satisfied (A) during the period from January 1, 1998 through April 30, 1998, as set forth in Part B of Schedule A hereto and (B) during the period from May 1, 1998 through December 31, 1998, as set forth in Part C of Schedule A hereto, less (ii) the cash proceeds of any Additional Financing received by the Borrowers, in each case as the same may be further adjusted from time to time pursuant to Sections
          10.01 or 11.01 hereof."

          4.   New Definitions.  The following definitions of the terms
               ---------------
"Additional Lender" and "Increased Financing Condition" are hereby added to
Section 1.01 to the Financing Agreement:

               "Additional Lender" means a financial institution, acceptable to
                -----------------
          the Lenders, that becomes a Lender under this Agreement on or before November 30, 1997 in connection with the increase in the Total Credit Exposure to $47,000,000."

               "Increased Financing Condition" means that an Additional Lender
                -----------------------------
          has agreed in writing to become a Lender under this Agreement with a Credit Exposure of not less than $7,500,000."

          5.   Credit Exposure. Section 2.01 of the Financing Agreement is
               ---------------
hereby amended by deleting clause (iii) thereof in its entirety and substituting in lieu thereof"(iii) $34,000,000 prior to April 1, 1998 and $30,000,000 thereafter."

          6.   Prepayment of Loans. (a) Section 2.07(b) of the Financing
               -------------------
Agreement is hereby amended by adding the following at the end thereof:

          "In addition, the Borrowers agree that at any time the Total Credit Exposure is less than the sum of (i) the outstanding principal on all Loans outstanding plus (ii) the outstanding amount of all Letter of Credit Obligations, the Borrowers will (A) upon becoming aware of the existence of the differential, immediately give notice of such occurrence to the Agent and (B) upon demand by the Agent, prepay the Loans in an amount which will reduce the sum of the outstanding principal on all Loans outstanding to an amount less than or equal to the then current Total Credit Exposure. If at any time after the Borrowers have complied with the immediately preceding sentence, the sum of the aggregate Letter of Credit Obligations is greater than the then current Total Credit Exposure, the Borrowers shall provide cash collateral to the Agent in the amount of such excess, which cash collateral shall be deposited in a joint non-interest bearing account maintained at the Payment Office of the Agent and returned to the Borrowers, provided that no Event of Default shall have occurred and be continuing, at such time as the aggregate Letter of Credit Obligations plus the aggregate principal amount of all outstanding Loans no longer exceeds the then current Total Credit Exposure."

          (b) Section 2.07 of the Financing Agreement is hereby amended by (i) redesignating existing paragraph (f) as new paragraph (g) and (ii) adding the following new paragraph (f):

          "(f) On the date of receipt of the cash proceeds (net of reasonable and customary expenses) from an Additional Financing, the Borrowers shall prepay the Loans in an amount equal to such net proceeds."

          7.   Fees. (a) The last sentence of Section 4.01(c) of the Financing
               ----
Agreement is hereby amended to read in its entirety as follows:

          "The Facility Fee shall be owing by the Borrowers and earned in full by the Lenders on the Effective Date and on the first day of each February thereafter, provided that (i) in 1998, the Facility Fee (A) shall be paid on June 1, 1998 if on or prior to such date the Borrowers shall not have received from an Additional Financing cash proceeds (net of reasonable and customary expenses) in an amount of
          (1) not less than $ 10 million from an initial public offering of the Borrowers or (2) not less than $5 million from an issuance of subordinated debt by the Borrowers or (B) shall not be required to be paid if the Borrowers have received the cash proceeds from an Additional Financing described in subclause (A) above on or before June 1, 1998 and (ii) in 1999 and thereafter, the Facility Fee shall be paid annually in advance in four equal quarterly installments on the first day of January, April, July and October of each year."

          (b) The following new Section 4.01(f) is hereby added to the Financing Agreement:

               "(f) Restructuring Fee. The Borrowers shall jointly and severally
                    -----------------
          pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 4.02) a restructuring fee of $300,000, which fee shall be paid and be earned in full on the date on which the Borrowers receive from an Additional Financing cash proceeds (net of reasonable and customary expenses) in an amount of (A) not less than $10 million from an initial public offering of the Borrowers or (B) not less than $5 million from an issuance of subordinated debt by the Borrowers, provided that, if, on or before April 30, 1998, the Lenders have not received evidence, satisfactory to the Lenders in their sole discretion, that the Borrowers have received or will receive from an Additional Financing cash proceeds in the amounts described above, such $300,000 fee shall be earned in full on April 30, 1998 and shall be paid in installments of $100,000 on each of April 30, 1998, May 29, 1998 and June 30, 1998."

          8.   Additional Financing. Section 7.01(s) is hereby amended in its
               --------------------
entirety to read as follows:

               "(s) Additional Financing. On or before February 28, 1998, the
                    --------------------
          Borrowers shall provide the Lenders with evidence, satisfactory to the Lenders in their sole discretion, that the Borrowers have received or will receive from an Additional Financing cash proceeds (net of reasonable and customary expenses) in an amount of not less than (A) $10 million from an initial public offering of the Borrowers or (B)
          $5 million from an issuance of subordinated debt by the Borrowers pursuant to documentation, on terms and in all other respects satisfactory to the Lenders in their sole discretion. The Borrowers acknowledge and agree that the Lenders may change the terms, pricing or amount of, or eliminate all or any part of, the revolving credit facility under this Agreement if the Borrowers have not established on such date, to the satisfaction of the Lenders in their sole discretion, that such cash proceeds from an Additional Financing have been received or will be received."

          9.   Schedule. Schedule A to the Financing Agreement is hereby amended
               --------
by deleting such Schedule in its entirety and substituting in lieu thereof new Schedule A, which is attached hereto as Annex I.

          10.  Delivery of Notes. Each Lender shall deliver to the Agent, for
               -----------------
delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Lenders under the Financing Agreement (collectively, the "Old Notes"). The Borrowers shall execute and deliver to the Agent for the account of each Lender the Notes which such Lender is entitled to receive pursuant to
Section 2.04 of the Financing Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Pro Rata Share of the Total Credit Exposure, as set forth in Annex I to this Amendment (the "New Notes"). The Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Lenders.

          11.  Conditions. This Amendment shall become effective only upon
               ----------
satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Third Amendment Effective Date"):

               (a) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and each other Loan Document shall be correct on and as of the Third Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Potential Default shall have occurred and be continuing on the Third Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

               (b) The Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the Guarantors and the Lenders.

               (c) The Agent shall have received the New Notes (the New Notes together with this Amendment, the "Amendment Documents"), duly executed by each of the Borrowers.

               (d) The Borrowers shall pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 4.02) a non-refundable amendment fee of $200,000, which fee is earned, in full, on the date hereof.

               (e) The Agent shall have received a copy of the resolutions adopted by the Board of Directors or other governing body of each of the Borrowers and the Corporate Guarantors, certified as of the Third Amendment Effective Date by authorized officers thereof, authorizing (A) the transactions contemplated by the Amendment Documents, and the Financing Agreement as amended hereby, and (B) the execution, delivery and performance by each of the Borrowers and the Corporate Guarantors of the Amendment Documents to which it is a party.

               (f) The Agent shall have received a certificate of authorized officers of the Borrowers and Corporate Guarantors certifying the names and true signatures of the officers of the Borrowers and the Corporate Guarantors authorized to sign the Amendment Documents, together with evidence of the incumbency of such authorized officers.

               (g) The Agent shall have received a certificate of the chief executive officer or the chief financial officer of each of the Borrowers and Corporate Guarantors certifying as to the matters set forth in subsection (a) of this Section 11.

               (h) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

          12.  Representations and Warranties. Each of the Borrowers and the
               ------------------------------
Guarantors represents and warrants as follows:

               (a) Each Borrower and Corporate Guarantor (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform the Amendment Documents to which it is a party, and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by it of each Amendment Document to which it is a party and the performance by it of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under its articles of organization, by-laws or operating agreement or any applicable law or any contractual restriction binding or otherwise affecting it or any of its properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to its property.

               (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by it of each Amendment Document to which it is a party and (ii) the performance by it of each Amendment Document to which it is a party and the Financing Agreement, as amended hereby.

               (d) Each Amendment Document and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower and Guarantor that is a party thereto enforceable against each such Person in accordance with the terms thereof.

               (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Third Amendment Effective Date as though made on and as of the Third Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Event of Default or Potential Default has occurred and is continuing on and as of the Third Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

          13.  Continued Effectiveness of the Financing Agreement. Each of the
               --------------------------------------------------
Borrowers and the Guarantors hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Third Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects.

          14.  Miscellaneous.
               -------------

               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               (d) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other Amendment Documents, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS
                                   ---------

                                   HAPPY KIDS, LTD

                                   By: /s/ Jack M. Benun
                                      ----------------------------
                                        Title: Pres.
                                              --------------------
                                        Name: Jack M. Benun
                                             ---------------------

                                   O'BOY INC.

                                   By: /s/ Jack M. Benun
                                      ----------------------------
                                        Title: Pres.
                                              --------------------
                                        Name: Jack M. Benun
                                             ---------------------


                                   TALK OF THE TOWN APPAREL CORP.

                                   By: /s/ Jack M. Benun
                                      ----------------------------
                                        Title: Pres.
                                              --------------------
                                        Name: Jack M. Benun
                                             ---------------------


                                   O.P KIDS, L.L.C.

                                   By: /s/ Jack M. Benun
                                      ----------------------------
                                        Title: Pres.
                                              --------------------
                                        Name: Jack M. Benun
                                             ---------------------


                                   GUARANTORS
                                   ----------

                                   H.O.T KIDS, L.L.C.

                                   By: /s/ Jack M. Benun
                                      ----------------------------
                                        Title: Pres.
                                              --------------------
                                        Name: Jack M. Benun
                                             ---------------------


                                   HAWK INDUSTRIES, INC.

                                   By: /s/ Jack M. Benun
                                      ----------------------------
                                        Title: Pres.
                                              --------------------
                                        Name: Jack M. Benun
                                             ---------------------

                                   J&B 18 CORP.

                                   By: /s/ Jack M. Benun
                                      ----------------------------
                                        Title: Pres.
                                              --------------------
                                        Name: Jack M. Benun
                                             ---------------------

                                   /s/ Jack M. Benun
                                   -------------------------------
                                   JACK M. BENUN


                                   /s/ Mark J. Benun
                                   -------------------------------
                                   MARK J. BENUN

                                   /s/ Isaac levy
                                   -------------------------------
                                   ISAAC LEVY

                                   AGENT AND LENDER
                                   ----------------

                                   THE CIT GROUP/COMMERCIAL SERVICES,
                                   INC.

                                   By:___________________________
                                        Title:___________________
                                        Name:____________________

                                   LENDERS
                                   -------

                                   THE CHASE MANHATTAN BANK

                                   By:___________________________
                                        Title:___________________
                                        Name:____________________

                                   J&B 18 CORP.

                                   By:____________________________
                                        Title:____________________
                                        Name:_____________________


                                   _______________________________
                                   JACK M. BENUN

                                   _______________________________
                                   MARK J. BENUN

                                   _______________________________
                                   ISAAC LEVY

                                   AGENT AND LENDER
                                   ----------------

                                   THE CIT GROUP/COMMERCIAL SERVICES,
                                   INC.


                                   By: /s/ Deborah Rogut
                                      ----------------------------
                                        Title: Vice President
                                              --------------------
                                        Name: Deborah Rogut
                                             ---------------------

                                   LENDERS
                                   -------

                                   THE CHASE MANHATTAN BANK


                                   By:____________________________
                                        Title:____________________
                                        Name:_____________________

                                   J&B 18 CORP.


                                   By:___________________________
                                        Title:___________________
                                        Name:____________________


                                   ______________________________
                                   JACK M. BENUN

                                   ______________________________
                                   MARK J. BENUN

                                   ______________________________
                                   ISAAC LEVY


                                   AGENT AND LENDER
                                   ----------------

                                   THE CIT GROUP/COMMERCIAL SERVICES,
                                   INC.


                                   By:___________________________
                                        Title:___________________
                                        Name:____________________

                                   LENDERS
                                   -------

                                   THE CHASE MANHATTAN BANK


                                   By: /s/ Barbara Saltzman
                                      ---------------------------
                                      Title: Vice President
                                            ---------------------
                                      Name:  Barbara Saltzman
                                            ---------------------

                                     ISRAEL DISCOUNT BANK OF NEW YORK

                                     By: /s/ Gary Harkins
                                        -----------------------------
                                          Title: AVP
                                                ---------------------
                                          Name: Gary Harkins
                                                ---------------------

                                     By: /s/ [ILLEGIBLE SIGNATURE APPEARS HERE]
                                        ----------------------------
                                          Title: VP
                                                --------------------
                                          Name: Ronald ????
                                                --------------------

                                    ANNEX I

                                  SCHEDULE A
                                  ----------

PART A:  From October 1, 1997 through December 31, 1998, provided that, if the
------
         Increased Financing Condition is satisfied, Part B hereof shall be applicable for the period from January 1, 1998 through April 30, 1998 and Part C hereof shall be applicable for the period from May 1, 1998 through December 31, 1998.

Lender                                           Exposure            Percentage
------                                           --------            ----------
The CIT Group/Commercial Services, Inc.       $14,809,200             35.26%

The Chase Manhattan Bank                      $20,554,800             48.94%

Israel Discount Bank of New York              $ 6,636,000             15.80%
                                              -----------            ------

                                              $42,000,000            100.00%

PART B:  From January 1, 1998 through April 30, 1998 if the Increased Financing
------
         Condition is satisfied.

Lender                                           Exposure            Percentage
------                                           --------            ----------
The CIT Group/Commercial Services, Inc.       $13,927,700             29.63%

The Chase Manhattan Bank                      $19,331,300             41.13%

Israel Discount Bank of New York              $ 6,241,000             13.28%

[Additional Lender]                           $ 7,500,000             15.96%
                                              -----------

                                              $47,000,000            100.00%

PART C:  From May 1, 1998 through December 31, 1998 if the Increased Financing
------
         Condition is satisfied.

Lender                                           Exposure            Percentage
------                                           --------            ----------
The CIT Group/Commercial Services, Inc.        $12,444,600            29.63%

The Chase Manhattan Bank                       $17,274,600            41.13%

Israel Discount Bank of New York               $ 5,577,600            13.28%

[Additional Lender]                            $ 6,703,200            15.96%
                                               -----------

                                               $42,000,000           100.00%